Exhibit 10.3

ASSET PURCHASE AGREEMENT

among

THE SELLERS PARTY HERETO

AIG SECURITIES LENDING CORP.,
as AIG Agent

AMERICAN INTERNATIONAL GROUP, INC.,

MAIDEN LANE II LLC,
as Buyer

and

FEDERAL RESERVE BANK OF NEW YORK,
as Controlling Party

Dated as of December 12, 2008

i

		PAGE

Section 4.02. Authorization; No Conflict		14
Section 4.03. Enforceability		14

ARTICLE 5
CONDITIONS TO SALE AND PURCHASE

Section 5.01. Conditions to Sale by Each Seller of its Share of Each RMBS Issue		15
Section 5.02. Conditions to Purchase of RMBS Pool by the Buyer		15

ARTICLE 6
MISCELLANEOUS

Section 6.01. Waivers; Amendments		17
Section 6.02. Notices; Electronic Communications		18
Section 6.03. Binding Effect		19
Section 6.04. Survival Of Agreement		19
Section 6.05. Indemnity		19
Section 6.06. Successors and Assigns		20
Section 6.07. Counterparts		21
Section 6.08. Severability		21
Section 6.09. Integration		22
Section 6.10. Applicable Law		22
Section 6.11. Jurisdiction; Consent to Service of Process		22
Section 6.12. Confidentiality		23
Section 6.13. WAIVER OF JURY TRIAL		23
Section 6.14. Limited Recourse		24
Section 6.15. Certain Tax Matters		24
Section 6.16. Headings		25
Section 6.17. Further Assurances		25
Section 6.18. Third Party Beneficiary		25
Section 6.19. Role Of Investment Manager And Controlling Party		25

ARTICLE 7
DEFINITIONS

Section 7.01. Certain Definitions		25
Section 7.02. Other Definitional Provisions		30
SCHEDULES

Schedule A	Designated RMBS Issues
Schedule B	Sellers
Schedule C	Notice Information
EXHIBIT

Exhibit A	Cash Purchase Price Adjustment Amount Certificate
Exhibit B	Form of opinion of Sullivan & Cromwell LLP, New York counsel to each Seller and the AIG Agent
Exhibit C	Form of opinion of Richards Layton & Finger, Delaware counsel to each Delaware Seller
Exhibit D	Form of opinion of local insurance counsel to each Seller
Exhibit E	Form of opinion of in-house counsel to each Seller

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (this “Agreement”) is entered into as of December         , 2008 among American General Life Insurance Company (“Seller 1”), American General Life and Accident Insurance Company (“Seller 2”), The United States Life Insurance Company in the City of New York (“Seller 3”), AIG Life Insurance Company (“Seller 4”), American International Life Assurance Company of New York (“Seller 5”), American Life Insurance Company (“Seller 6”), AIG Annuity Insurance Company (“Seller 7”), The Variable Annuity Life Insurance Company (“Seller 8”), SunAmerica Life Insurance Company (“Seller 9”), First SunAmerica Life Insurance Company (“Seller 10”), AIG SunAmerica Life Assurance Company (“Seller 11”), AIG Securities Lending Corp., as agent of the Sellers (the “AIG Agent”), American International Group, Inc. (“AIG”), Maiden Lane II LLC, a Delaware limited liability company (the “Buyer”) and Federal Reserve Bank of New York in its capacity as Controlling Party (the “Controlling Party”). Each of Seller 1, Seller 2, Seller 3, Seller 4, Seller 5, Seller 6, Seller 7, Seller 8, Seller 9, Seller 10, and Seller 11 are referred to herein as a “Seller” and such entities are collectively referred to herein as the “Sellers.” Each Seller and the AIG Agent are referred to herein as a “Seller Party” and such entities are collectively referred to herein as the “Seller Parties.” Seller Parties, the Buyer and the Controlling Party are sometimes referred to herein collectively as the “Parties” or individually as a “Party.”

RECITALS

A. Each Seller wishes to sell to the Buyer, effective as of the Closing Date, all of its Share of each RMBS Issue.

B. The Buyer proposes to purchase from each Seller such Seller’s Share of each RMBS Issue on the Closing Date by payment to it of its Share of the Cash Purchase Price, the Fixed Deferred Purchase Price and the Variable Deferred Purchase Price.

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the Parties hereto agree as follows:

ARTICLE 1
PURCHASE AND SALE OF RMBS POOL; LIMITED RECOURSE; ASSIGNMENTS

Section 1.01. Purchase and Sale of RMBS Pool. Subject to the terms and conditions hereof, effective on the Closing Date, each Seller shall sell, transfer, convey and deliver to the Buyer all of its right, title and interest in and to its Share of each RMBS Issue and the Buyer hereby accepts each Seller’s Share of each such RMBS Issue in exchange for such Seller’s Share of the Cash Purchase Price and of the Deferred Purchase Price. Immediately upon the sale by all Sellers to the Buyer of all of their Shares in all of the RMBS Issues on the Closing Date, all Sellers shall instruct the AIG Agent to, and the AIG Agent shall, deliver all RMBS Issues to the Collateral Agent in accordance with Section 1.06 hereof.

Section 1.02. Determination and Payment of the Cash Purchase Price.

(a) The Buyer shall pay to each Seller on the Closing Date its Share of an amount equal to the Cash Purchase Price (as adjusted for the estimated Cash Purchase Price Adjustment Amount) by paying such amount to the Escrow Account to be released for purposes only of payment to Federal Reserve Bank of New York, as counterparty, to close out outstanding securities lending transactions later on the Closing Date.

(b) Within 30 days after the Closing Date, the AIG Agent shall deliver to the Controlling Party a final Cash Purchase Price Adjustment Amount Certificate describing the AIG Agent’s calculation of the final Cash Purchase Price Adjustment Amount and such other information as shall permit the Controlling Party to review such calculation. If the Controlling Party and the AIG Agent agree on the amount of the final Cash Purchase Price Adjustment Amount and such amount differs from the estimated Cash Purchase Price Adjustment Amount as of the Closing Date, then within five Business Days after such agreement is reached each Seller shall pay to the Buyer its Share of the amount by which the final Cash Purchase Price Adjustment Amount exceeds the estimated Cash Purchase Price Adjustment Amount or the Buyer shall pay to the AIG Agent for the account of each Seller its Share of the amount by which the final Cash Purchase Price Adjustment Amount is less than the estimated Cash Purchase Price Adjustment Amount.

(c) If the AIG Agent or the Controlling Party determines at any time after a determination of the actual Cash Purchase Price Adjustment Amount is made and before the 90th day following the Closing Date (and notifies the other party of the same within that same 90-day period) that such Cash Purchase Price Adjustment Amount must be revised because of the discovery subsequent to such prior determination of relevant facts, then the AIG Agent shall deliver to the Controlling Party a revised final Cash Purchase Price Adjustment Amount Certificate describing the AIG Agent’s calculation of the revised final Cash Purchase Price Adjustment Amount and such other information as shall permit the Controlling Party to review such calculation. Any further challenges to the Cash

Purchase Price Adjustment that have not been raised by the AIG Agent or the Controlling Party within 90 days after the Closing Date will be deemed waived; provided that such 90-day period may be extended by mutual agreement of the Parties in which case any further challenges to the Cash Purchase Price Adjustment may be raised in accordance with this Section within such other mutually-agreed period of time. If the Controlling Party and the AIG Agent agree on the actual amount of the revised final Cash Purchase Price Adjustment Amount and such amount differs from the prior final Cash Purchase Price Adjustment Amount, then within five Business Days after such agreement is reached each Seller shall pay to the Buyer its Share of the amount by which the revised final Cash Purchase Price Adjustment Amount exceeds the prior final Cash Purchase Price Adjustment Amount or the Buyer shall pay to the AIG Agent for the account of each Seller its Share of the amount by which the revised final Cash Purchase Price Adjustment Amount is less than the prior final Cash Purchase Price Adjustment Amount.

(d) All calculations and determinations made by the AIG Agent and the Controlling Party under this Section shall be made in good faith and in a commercially reasonable manner and each such Person shall provide each other such Person reasonable cooperation in connection with the process of making such calculations and determinations. In furtherance of the foregoing, the AIG Agent and each of the Sellers agrees to provide access to its books and records relating to each RMBS Issue to the Controlling Party and its designees during regular business hours to aid the Controlling Party and its agents and advisors in their calculations and determinations under this Section. The Cash Purchase Price Adjustment Amount Certificates delivered pursuant to subsection (b) and (c) of this Section shall be prepared on a basis consistent with the preparation of Exhibit A hereto and shall be complete and correct as of the time when delivered by AIG Agent to the Buyer.

(e) If the AIG Agent and the Controlling Party are unable to reach an agreement on the Cash Purchase Price Adjustment Amount or any other calculation or determination under Section 1.02(b) or (c) above, they shall promptly thereafter cause independent accountants (who shall not have any material relationship with the AIG Agent or any of its Affiliates) of nationally recognized standing reasonably satisfactory to the AIG Agent and the Controlling Party, promptly to review this Agreement and the disputed items or amounts for the purpose of calculating the applicable Cash Purchase Price Adjustment Amount. Such independent accountants shall deliver to the AIG Agent and the Controlling Party, as promptly as practicable, a report setting forth such calculation. Such report shall be final and binding upon the AIG Agent, each Seller, the Buyer, the Senior Lender and the Controlling Party. The cost of such review and report shall be borne by the Buyer.

(f) If on the scheduled Closing Date any RMBS Issue is delivered to the Collateral Account in anticipation of purchase by the Buyer but is not purchased in accordance with Section 1.02(a) by 1:30 pm, EST on such day, the Buyer will instruct the Collateral Agent to redeliver such RMBS Issues to the account of the AIG Agent for the account of the Sellers.

Section 1.03. Payment and Priority of the Deferred Purchase Price.

(a) After the Closing Date the Deferred Purchase Price shall be paid by the Buyer only in accordance with the Waterfall. Each Seller shall be entitled to such Seller’s Share of the Deferred Purchase Price. Interest on the Fixed Deferred Purchase Price shall accrue during each Calculation Period on a daily basis on the amount of the Fixed Deferred Purchase Price outstanding as of each day and at a rate per annum equal to LIBOR in effect for such Calculation Period plus 3.00%; provided that interest on the Fixed Deferred Purchase Price shall accrue during the initial Calculation Period at the rate of 4.635% per annum. Interest shall be calculated during any Calculation Period on the basis of the actual days elapsed and the actual number of days in the calendar year during which such Calculation Period occurs. Interest on the Fixed Deferred Purchase Price shall be capitalized as of the start of each Interest Capitalization Date by increasing the outstanding amount of the Fixed Deferred Purchase Price by the amount of accrued but unpaid interest on the Fixed Deferred Purchase Price as of such time and thereafter deeming such accrued interest paid in full as of such time. Interest shall not accrue on the Variable Deferred Purchase Price.

(b) All rights of the Sellers to payment of the Deferred Purchase Price and any amounts owed by the Buyer to the Seller Parties under any Transaction Document (other than pursuant to Section 1.02 hereof) or otherwise (collectively, the “Junior Obligations”) are subordinate and junior in right of payment to (i) the Obligations (excluding the Contingent Interest) owing to the Senior Lender pursuant to the Credit Agreement, including in respect of principal and interest on the Senior Loan (excluding the Contingent Interest), and (ii) all other items above the Fixed Deferred Purchase Price in the priority of payments set forth in the Waterfall (the amounts in clauses (i) and (ii) being, collectively, the “Senior Debt”) to the extent and in the manner provided in the Credit Agreement and in the Security Agreement.

(c) Unless and until all Senior Debt shall have been paid in full in cash in accordance with its terms, the Buyer shall not, directly or indirectly, make or agree to make:

(i) any payment (in cash or property, by set-off or otherwise), direct or indirect, of or on account of Junior Obligations (except for payments relating to the Cash Purchase Price Adjustment Amount under Section 1.02(b) or (c) above) and no such payment shall be accepted by any Seller Party; or

(ii) any purchase, prepayment or other acquisition, direct or indirect, in respect of the Junior Obligations, and no such payment shall be accepted by any Seller Party.

(d) Upon any payment by the Buyer of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Buyer, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other statutory or common law proceedings or arrangements, then and in any such event all principal and interest and all other amounts due or that become due upon the Senior Debt shall first be paid in full in cash before any Seller Party shall be entitled to retain any amounts so paid in respect of the Junior Obligations and, upon any such dissolution or winding up or liquidation or reorganization, any payment of any kind or character, whether in cash, property or securities, to which any Seller Party would be entitled, except as otherwise provided herein, shall be paid by the Buyer or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment, or by any Seller Party if received by them, to the Collateral Agent for distribution in accordance with the Waterfall, to the extent necessary to pay all the Senior Debt in full in cash, after giving effect to any concurrent payment to or for any holder of the Senior Debt, before any payment is made to any Seller Party on account of the Junior Obligations.

(e) Until the Senior Debt shall have been paid in full in cash, each Seller Party irrevocably authorizes and empowers (without imposing any obligation on) the Senior Lender and its representatives, under the circumstances set forth in paragraph (c) above, to demand, sue for, collect and receive every such payment described therein and give acquittance therefor and to file claims and proofs of claims in any statutory or nonstatutory proceeding. Each Seller Party shall execute and deliver to the Senior Lender and its representatives all such further instruments confirming the foregoing authorization, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action as may be requested by the Senior Lender or its representatives in order to enable the Senior Lender to enforce all of its claims upon or in respect of the Junior Obligations.

(f) Until the Senior Debt shall have been paid in full in cash, should any payment be collected or received by any Seller Party or should any Seller Party acquire custody, control or possession of all or any portion of the Collateral or the proceeds thereof other than, in each case, pursuant to or in accordance with the terms of this Agreement, any such Seller Party shall promptly (but in any event within five Business Days) turn over the same to the Collateral Agent in the form received (except for the endorsement or the assignment of any such Seller Party when necessary) and, until so turned over, the same shall be held in trust by any such Seller Party as the property of the Senior Lender.

(g) Each Seller Party agrees that it will not at any time, without the prior written consent of the Controlling Party, (i) commence or institute against the Buyer or join with or facilitate any other Person in commencing or instituting against the Buyer, any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, receivership, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state, or other jurisdiction, bankruptcy or similar law or statute now or hereafter in effect in connection with any obligations relating to this Agreement or any of the other Transaction Documents or (ii) participate in any assignment for benefit of creditors, compositions, or arrangements with respect to the Buyer’s debts. The agreements in this Section 1.03 shall survive termination of this Agreement and payment in full of the Senior Debt.

(h) No Seller Party shall have any right to demand payment of, or institute any proceedings in respect of, the Junior Obligations, or exercise any remedies under this Agreement or any of the Transaction Documents or request or instruct the Controlling Party or the Collateral Agent to exercise any such remedies until the Senior Debt is paid in full in cash.

(i) Application of the foregoing provisions to the Junior Obligations, the subordination effected thereby and the rights of the Senior Lender shall not be affected by (i) any amendment of or addition or supplement to any Transaction Document or the Senior Debt or any instrument or agreement relating thereto or providing collateral security for any Senior Debt, (ii) any exercise or non-exercise of any right, power or remedy under or in respect of any Transaction Document or the Senior Debt or any instrument or agreement relating thereto, or any release of any collateral securing the Senior Debt or (iii) any waiver, consent, release, indulgence, extension, renewal, modification, delay or any other action, inaction or omission in respect of any Transaction Document or the Senior Debt or any instrument or agreement relating thereto or providing collateral security for the Senior Debt, in each case whether or not any Seller Party shall have had notice or knowledge of any of the foregoing.

(j) Each Seller Party hereby waives notice of or proof of reliance by the Senior Lender upon the provisions hereof, and the Senior Debt shall conclusively be deemed to have been created, contracted, incurred or maintained in reliance upon the provisions hereof.

(k) The Buyer hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by any holder of Senior Debt, the Controlling Party or the Collateral Agent of any of its rights hereunder or under any other Transaction Document in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

(l) The subordination provisions contained herein are for the benefit of the holders of Senior Debt and their respective successors and assigns and may not be rescinded or cancelled or modified in any way without the prior written consent of the Controlling Party.

(m) Notwithstanding anything herein to the contrary, neither the Controlling Party nor any holder of Senior Debt shall have any obligation to take the interests of any Seller Party into consideration when making decisions concerning the exercise of any rights or remedies as against the Buyer or in respect of the Collateral.

(n) Notwithstanding anything in this Section to the contrary, the Contingent Interest and the Variable Deferred Purchase Price will rank pari passu with each other and subordinate to the Senior Debt.

(o) In addition, none of the foregoing provisions of this Section 1.03 is intended or will be interpreted as requiring any Seller to return to the Buyer any amounts received by it pursuant to the Waterfall.

Section 1.04. Treatment.

(a) It is the intention of each Party that the sale, transfer, conveyance and delivery of the RMBS Pool and each Seller’s Share thereof shall constitute a true sale and absolute assignment, without recourse (except as specifically provided herein), and not for security of RMBS Pool from the applicable Seller Party to the Buyer and that neither any RMBS Issue nor the RMBS Pool nor any Seller’s Share thereof be a part of any Seller’s property or estate for any purpose under any state or federal law, including without limitation in the event of the insolvency of any Seller, after the Closing Date. Although it is not the intent of the Parties, if the sale, transfer, conveyance and delivery of any RMBS Issue, the RMBS Pool or any Seller’s Share thereof contemplated by this Agreement is deemed to be other than a true sale notwithstanding the express intent of the Parties hereto, this Agreement shall be deemed to be a security agreement that grants as of the date hereof a first priority security interest from the relevant Seller to the Buyer, and the Buyer shall have all the rights, powers and privileges of a secured party under the UCC. In such event, each Seller agrees, at the Buyer’s expense, to take such action and execute and file such documents as shall be necessary or requested by the Buyer in order to fully realize the benefits of such secured party status, including, without limitation, powers of attorney, financing statements, notices of lien or other instruments or documents.

(b) In accordance with Section 1.04(a), each Party will report the transfer, conveyance, and delivery of the RMBS Pool, as applicable to such Party, contemplated hereunder as an absolute sale in any general ledger or other accounting record and, as to each Seller, the separate unconsolidated financial statements of such Seller. In addition, the transfer, conveyance and delivery of the RMBS Pool (i) is intended to constitute a sale of such assets and will be reported as such under United States generally accepted accounting principles or statutory accounting principles (or such recognized accounting principles applicable to the respective reporting Party) and for United States federal income tax purposes such that the RMBS Pool will no longer be included in any consolidated financial statements in which any financial statements of any Seller are included and (ii) meet all of the requirements for such accounting and tax treatment. Except as described herein, neither the Sellers nor the AIG Agent now has or intends to acquire any other direct or indirect ownership or other economic interest in, or swap, cap or other hedge or derivative instrument or other right or obligation with respect to, any RMBS Issue or security backed thereby.

(c) Each of the parties hereto hereby agrees that, with respect to any RMBS Issue or other property, assets or rights purported to be transferred, in whole or in part, by Seller 4 or Seller 6 (together, the “Delaware Sellers” and each a “Delaware Seller”) pursuant to this Agreement, such transfer shall be deemed to constitute a “securitization transaction” as the term is defined in the Asset-Backed Securities Facilitation Act, 6 Del. C. § 2701A et seq.(the “Securitization Act”). In addition, each of the Parties agrees that any transfer of any RMBS Issue or other property, assets or rights, in whole or in part, by the Delaware Sellers pursuant to this Agreement shall be subject to the provisions of the Securitization Act, all of which are incorporated herein by reference. For purposes of complying with the requirements of the Securitization Act, each of the Parties hereby further agrees that:

(i) Any property, assets or rights purported to be transferred, in whole or in part, by a Seller Party pursuant to this Agreement shall be deemed to no longer be the property, assets or rights of such Seller Party;

(ii) None of the Delaware Sellers, their respective creditors or, in any insolvency proceeding with respect to a Delaware Sellers or its property, a bankruptcy trustee, receiver, debtor, debtor in possession or similar person, to the extent the issue is governed by Delaware law, shall have any rights, legal or equitable, whatsoever to reacquire (except pursuant to provision of this Agreement), reclaim, recover, repudiate, disaffirm, redeem or recharacterize as property of the Delaware Sellers any property, assets or rights purported to be transferred, in whole or in part, by the Delaware Sellers pursuant to this Agreement; and

(iii) In the event of a bankruptcy, receivership or other insolvency proceeding with respect to a Delaware Seller or its property, to the extent the issue is governed by Delaware law, such property, assets and rights shall not be deemed to be part of such Delaware Seller’s property, assets, rights or estate.

Section 1.05. Misallocated Assets. If, at any time or from time to time (whether prior to or after the Closing Date), any Party hereto shall receive or otherwise possess any asset that is allocated to any other Person pursuant to this Agreement, such Party shall promptly transfer, or cause to be transferred, such asset to the Person so entitled thereto. Prior to any such transfer, the Person receiving or possessing such asset shall hold such asset in trust for the other Person entitled to such asset.

Section 1.06. Delivery of RMBS Issues. In furtherance of the assignment, transfer, conveyance and delivery of the RMBS Pool, (a) on the Closing Date each Seller shall instruct the AIG Agent to, and the AIG Agent shall, execute and deliver such stock powers, certificates of title, assignments of contracts and other instruments of assignment, transfer and conveyance as and to the extent necessary to evidence the sale, assignment, transfer, conveyance and delivery of all of the Seller Parties’ right, title and interest in and to each RMBS Issue to the Buyer and (b) on the Closing Date or as soon as reasonably practicable thereafter (but, in any event, not later than 30 days following the date of this Agreement), the AIG Agent shall use commercially reasonable efforts to provide to the Collateral Agent the originals (or, if originals, are not held by the AIG Agent, true and complete copies) and to the Investment Manager electronic copies of all Related Instruments, if any, in its possession relating to the RMBS Issues sold to the Buyer under this Agreement. Without limiting the foregoing, the AIG Agent shall, prior to 10 a.m., New York time, on the Closing Date, cause The Bank of New York Mellon, as custodian for the RMBS Pool for the benefit of the AIG Agent, to (i) debit the RMBS Issues to the AIG Agent’s account with The Bank of New York Mellon and credit such RMBS Issues to the Collateral Account established under the Control Agreement and (ii) confirm in writing to the Buyer, the Controlling Party and the AIG Agent that all RMBS Issues have been so credited to the Collateral Account; provided that, if any RMBS Issues have not been so transferred by such time, the Cash Purchase Price for such RMBS Issues, adjusted as provided in Section 1.02(a) hereof, shall be subtracted from the Cash Purchase Price payable by the Buyer at the Closing on the Closing Date. If less than all RMBS Issues are credited to the Collateral Account as of the Closing Date, each Seller Party agrees to take all further action that may be required to cause all RMBS Issues to be credited to the Collateral Account promptly following the Closing Date and in no event later than five Business Days after the Closing Date.

Section 1.07. Purchase Prices of RMBS Issues. Each of the Parties hereto hereby acknowledges that: (a) the Investment Manager provided certain mid-market pricing estimates of the RMBS Issues to the Parties and advised them that they were as of October 31, 2008, that such estimates do not purport to be current as of the Closing Date and are based on projected cash flows relating to such RMBS Issues (based in turn on agreed upon assumptions); (b) such estimates, like any estimates provided under or in connection with the Transaction (including, without limitation, any estimates of the market value for each RMBS Issue), are inherently uncertain, do not purport to reflect prices at which transactions in any such RMBS Issues could actually be effected (if any transactions could be effected) and do not necessarily reflect discounts that would be reflected in actual market transactions as a result of, among other things, the highly illiquid nature of the RMBS Issues and related markets; and (c) the parties used such estimates as the basis for their negotiation of the Purchase Price of the RMBS Issues.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF EACH SELLER PARTY

Each Seller Party, as to itself, represents and warrants to the Buyer that:

Section 2.01. Organization; Powers. Such Seller (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to (i) own its Share of each RMBS Issue, (ii) sell, transfer, convey and deliver its Share of each RMBS Issue to the Buyer hereunder and (iii) execute, deliver and perform its obligations under each Transaction Document and each other agreement or instrument contemplated thereby to which it is a party and (c) has authorized the Agent to transfer its Share to the RMBS Pool to ML II and accept the Cash Purchase Price proceeds on such Seller’s behalf as provided in this Agreement and the other Transaction Documents.

The AIG Agent represents and warrants to the Buyer that it (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (b) has all requisite power and authority to (i) act as agent for each Seller, (ii) sell, transfer, convey and deliver the RMBS Pool as agent on behalf of the Sellers hereunder and (iii) execute, deliver and perform its obligations under each Transaction Document and each other agreement or instrument contemplated thereby to which it is or will be a party.

Section 2.02. Authorization; No Conflict. The execution, delivery and performance of each Transaction Document (to which it is a party) by such Seller Party (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) result in the violation by such Seller Party of (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or bylaws of such Seller Party, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which such Seller Party is a party or by which it or any of its property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by such Seller Party.

Section 2.03. Enforceability. This Agreement has been duly executed and delivered by such Seller Party and constitutes, and each other Transaction Document to which it is a party, when executed and delivered by such Seller Party, will constitute, a legal, valid and binding agreement of such Seller Party enforceable against such Seller Party in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, or other similar laws of general applicability affecting the enforcement of creditors’ rights generally and by the court’s discretion in relation to equitable remedies.

Section 2.04. Governmental Approvals. No action, consent or approval of, notice, registration or filing with, or any other action by, any Governmental Authority is or will be required to be taken, obtained or made by such Seller Party in connection with the Transactions except such as (i) have been made or obtained and are in full force and effect and (ii) with respect to any Governmental Authority of the United States or any state thereof, if the failure to take such action, obtain such consent or approval or register to file with such Governmental Authority could not reasonably be expected to have a Material Adverse Effect.

Section 2.05. Litigation; Compliance With Laws. Except as set forth in AIG’s most recent Form 10-Q filed with the Securities and Exchange Commission, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority or arbitrator now pending or, to the knowledge of such Seller Party, threatened against or affecting such Seller Party or any business, property or rights of any such Seller Party (i) that involve any Transaction Document or the Transactions or (ii) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

Section 2.06. Margin Regulations. No part of the proceeds of such Seller’s Share of the Purchase Price will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Board of Governors of the Federal Reserve System, including Regulation T, Regulation U or Regulation X.

Section 2.07. Investment Company Act. The AIG Agent represents that it is not, and in the case of each Seller, such Seller represents that it is not, and after application of the proceeds of its portion of the Purchase Price will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

Section 2.08. Sanctioned Persons.

(a) Each Seller Party represents that neither such Seller Party nor, to the knowledge of such Seller Party, any director, officer, agent or Affiliate of such Seller Party is a Person that is, or is owned or controlled by a Person that is, currently:

(i) the subject of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department or other relevant non-U.S. sanctions authority (collectively “Sanctions”) or

(ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria).

(b) Each Seller Party represents and covenants that such Seller Party will not, directly or indirectly, use the proceeds of its Share of the Cash Purchase

Price or the Deferred Purchase Price of the RMBS Pool, or otherwise make available such proceeds to any Person, for the purposes of financing any activities or business of or with any Person or in any country or territory that, at the time of such financing, is the subject of Sanctions.

Section 2.09. Participation Percentage. Such Seller agrees that the Participation Percentage set forth opposite its name in the definition thereof is its Participation Percentage.

Section 2.10. Certain Information. The exact legal name of such Seller and jurisdiction of organization of such Seller is set forth on Schedule B and such information is correct and complete.

Section 2.11. Solvency. (a) As of the date hereof and immediately after the Closing, (i) the consolidated fair value of the assets of such Seller, at a fair valuation, do and will exceed such Seller’s consolidated debts and liabilities, subordinated, contingent or otherwise; (ii) the consolidated present fair saleable value of the property of such Seller is and will be greater than the amount that will be required to pay the probable amount of such Seller’s consolidated debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) such Seller is and will be able to pay its consolidated debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured and (iv) such Seller does not have and will not have unreasonably small capital with which to conduct the business in which such Seller is engaged as such business is now conducted and is proposed to be conducted after the Closing.

(b) With respect to each Seller which is a regulated insurance company, as of the date hereof and immediately after the Closing: (a) such Seller’s assets exceeded and will exceed its liabilities as measured in accordance with statutory accounting principals permitted or prescribed by such Seller’s primary regulator; (b) net realizable value of the property of such Seller is and will be greater than the amount that will be required to pay the probable amount of such Seller’s debts and other liabilities, subordinate, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) such Seller is and will be able to pay its liabilities, subordinated, continent or otherwise, as such liabilities become absolute and matured; and (d) such Seller has and will have capital in excess of company action levels (or, in the case of Seller 6, its equivalent).

(c) In any proceeding involving, or determining, any of the matters set forth in subsection (a) of this Section, if and to the extent that the laws of the State of New York other than the insurance laws are applicable, the provisions of subsection (a) and not subsection (b) shall be applicable. In any proceeding involving, or determining, any of the matters set forth in subsection (b) of this Section, if and to the extent insurance laws are applicable, the provisions of subsection (b) and not subsection (a) shall be applicable.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF AIG

AIG represents to the Buyer that:

Section 3.01. RMBS Issues. (a) Each Seller has good and marketable title to its Share of each of the RMBS Issues and has full right to sell and assign its Share of each RMBS Issue to the Buyer free and clear of any Lien or impediment to sale, or any other adverse claim (as defined in Article 8 of the NYUCC), and has full right and authority to sell and assign its Share of each RMBS Issue pursuant to this Agreement. On the Closing Date, upon the sale, conveyance and delivery to the Buyer of all of such Seller’s right, title and interest in and to its Share of each RMBS Issue in accordance with Section 1.06 hereof and on payment of the Cash Purchase Price by the Buyer to the Sellers, the Buyer shall have good and marketable title to 100% of all of the right, title and interest in each RMBS Issue free and clear of all Liens and any other adverse claims other than by or on behalf of the Buyer and will be a bona fide holder for value with respect to each RMBS Issue.

(b) Each RMBS Issue is in the custody of or maintained on the books of the Depository Trust Company.

Section 3.02. Litigation; Compliance With Laws. Except as set forth in AIG’s most recent Form 10-Q filed with the Securities and Exchange Commission, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority or arbitrator now pending or, to the knowledge of AIG, threatened against or affecting AIG or any business, property or rights of AIG (i) that involve any RMBS Issue or (ii) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

Section 3.03. No Material Misstatements. No information, report, certificate, financial statement, exhibit or schedule furnished by AIG or by the Seller Parties to the Buyer in connection with the negotiation of any Transaction Document or in connection with the acquisition of any RMBS Issue, when taken as a whole, contained any material misstatement of fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that to the extent any such information, report, certificate, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, AIG represents only that it or the Seller Parties, as the case may be, acted in good faith and utilized assumptions reasonable at the time made (based upon accounting principles consistent with the historical audited financial statements of AIG or such Seller Party, as the case may be) and exercised due care in the preparation of such information, report, certificate, financial statement, exhibit or schedule.

Section 3.04. Book Value of RMBS Pool. The AIG Agent’s October 31, 2008 valuation of the RMBS Pool, as previously provided to Buyer, was prepared applying the same policies, processes and procedures that are used for valuations performed for use in AIG’s quarter-end financial statements in accordance with FASB Statement No. 115 Accounting for Certain Investments in Debt and Equity Securities and FASB Statement No. 157 Fair Value Measurement.

Section 3.05. Reasonable Consideration. Prior to entering into this Agreement, AIG Agent explored various means of monetizing the RMBS Pool on behalf of the Sellers. These efforts included, among other things, internal analysis and retaining and consulting with BlackRock Financial Management, Inc. (“BlackRock”) and Morgan Stanley & Co. Incorporated to assist the AIG Agent in determining available options for disposing of the RMBS Pool. Based upon (a) the foregoing efforts, (b) the AIG Agent’s valuation of the RMBS Pool for purposes of AIG’s third quarter financial statements and also as of October 31, 2008, (c) the AIG Agent’s assessment of market conditions and pricing provided by third-party pricing services and (d) the valuations determined by Blackrock in consultation with the Controlling Person and Buyer, the Seller Parties concluded that the Purchase Price was reasonable consideration for the RMBS Pool.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE BUYER

The Buyer represents to each Seller Party as of the date hereof that:

Section 4.01. Organization; Powers. The Buyer (i) is duly organized and validly existing under the laws of the State of Delaware, (ii) is in good standing under the laws of such state and (iii) has full power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents to which it will be a party.

Section 4.02. Authorization; No Conflict. The Buyer’s execution, delivery, and performance of this Agreement and the other Transaction Documents to which it is a party have not resulted, and will not result, in a breach or violation of any provision of (i) the Buyer’s organizational documents, (ii) any statute, law, writ, order, rule or regulation of any governmental authority applicable to the Buyer, (iii) any judgment, injunction, decree order or determination applicable to the Buyer or (iv) any contract, indenture, mortgage, loan agreement, note, lease or other instrument by which the Buyer may be bound or to which any of the assets of the Buyer are subject.

Section 4.03. Enforceability. This Agreement and each other Transaction Document to which the Buyer is a party (i) has been duly authorized, executed and delivered by the Buyer and (ii) constitutes the legal, valid, and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, or other similar laws of general applicability affecting the enforcement of creditors’ rights generally and by the court’s discretion in relation to equitable remedies. No notice to, registration with, consent or approval of, or any other action by, any relevant Governmental Authority or other Person is or will be required for the Buyer to execute, deliver and perform its obligations under this Agreement or any other Transaction Document except such as have been obtained and are in full force and effect.

ARTICLE 5
CONDITIONS TO SALE AND PURCHASE

Section 5.01. Conditions to Sale by Each Seller of its Share of Each RMBS Issue. Each Seller’s obligation to sell, transfer, convey and deliver its Share of the RMBS Pool to the Buyer on the Closing Date shall be subject to the conditions that (a) the Buyer’s representations and warranties set forth in Article 4 hereof are true and correct on the Closing Date as if made on and as of the Closing Date, (b) such Seller shall have received a counterpart of this Agreement duly executed on behalf of the Buyer and (c) such Seller shall have received payment of its Share of the Cash Purchase Price for the RMBS Pool from the Buyer.

Section 5.02. Conditions to Purchase of RMBS Pool by the Buyer. The Buyer’s obligation to purchase all of the Sellers’ Shares of the RMBS Pool and to pay the Cash Purchase Price on the Closing Date are subject to satisfaction of the following conditions precedent on the Closing Date:

(a) The Buyer shall have received executed legal opinions dated the Closing Date and addressed to, and in form satisfactory to, the Buyer and the Controlling Party and covering such other matters incident to the Transactions as any the Buyer or the Controlling Party shall have reasonably requested from:

(i) Sullivan & Cromwell LLP, New York counsel to each Seller and the AIG Agent, in substantially the form of Exhibit B hereto;

(ii) Richards Layton & Finger, Delaware counsel to each Delaware Seller in substantially the form of Exhibit C hereto;

(iii) local insurance counsel to each Seller in substantially the form of Exhibit D hereto; and

(iv) in-house counsel for each Seller in substantially the form of Exhibit E hereto.

(b) All legal matters incident to this Agreement, the purchase and sale of each Seller’s Share of the RMBS Pool hereunder and the other Transaction Documents shall be satisfactory to the Buyer.

(c) The Buyer shall have received (i) a copy of the certificate or articles of incorporation, formation or organization (as applicable), including all amendments thereto, of each Seller Party, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of each Seller Party, as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of each Seller Party dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the bylaws, operating agreement, partnership agreement or other applicable constitutive document of such Seller Party as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or equivalent body of such Seller Party authorizing the execution, delivery and performance of the Transaction Documents to which such Seller Party is a Party and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation, formation or organization (as applicable) of such Seller Party have not been amended since the date of the last amendment thereto furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer executing any Transaction Document or any other document delivered in connection herewith on behalf of such Seller Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Buyer may reasonably request.

(d) The Buyer shall be satisfied in its sole discretion with the collateral (including the value of such collateral) securing the obligations of the Obligors with respect to the RMBS Issues.

(e) The Buyer shall have received the results of a search of the Uniform Commercial Code filings (or equivalent filings) made with respect to each Seller Party in the states (or other jurisdictions) of formation of such Seller Parties as indicated on Schedule B hereto and no Liens on or with respect to any RMBS Issue or any Seller’s Share of any RMBS Issue shall be indicated by such search.

(f) All requisite Governmental Authorities and third parties shall have approved or consented to the Transactions to the extent required, all applicable appeal periods shall have expired and there shall not be any pending or threatened litigation, governmental, administrative or judicial action that could reasonably be expected to restrain, prevent or impose burdensome conditions on the Transactions.

(g) The representations and warranties of each of the Seller Parties set forth in Article 2 hereof and of AIG set forth in Article 3 hereof and in each other

Transaction Document to which a Seller Party or AIG is a party shall be true and correct on and as of the Closing Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

(h) At the time of and immediately after the Closing, no Default (as defined in the Credit Agreement dated as of September 22, 2008 between AIG, as Borrower, and Federal Reserve Bank of New York, as Lender) shall have occurred and be continuing.

(i) If the Collateral Agent shall have advised the Buyer in writing prior to noon, EST, on the Closing Date that not all RMBS Issues have been delivered to the Collateral Account, the Buyer shall be satisfied, in its sole discretion, with the number of RMBS Issues so delivered.

(j) The Buyer shall have received a copy of the true sale and non-consolidation signed legal opinions delivered to each Seller or its accountants.

(k) The Buyer shall have received counterparts of this Agreement duly executed by each Party other than the Buyer.

(l) Agreements terminating the Sec Lending Program upon closing out the last of the transactions then outstanding thereunder, in form and substance satisfactory to the Buyer, shall have been executed and delivered by all the parties thereto other than Federal Reserve Bank of New York.

(m) Each of the conditions precedent set forth in Section 6.01 of the Credit Agreement shall have been satisfied.

ARTICLE 6
MISCELLANEOUS

Section 6.01. Waivers; Amendments.

(a) No failure or delay of the Buyer in exercising any power or right hereunder or under any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Buyer hereunder and under the other Transaction Documents are cumulative and are not exclusive of any rights or remedies that it would otherwise have. No waiver of any provision of this Agreement or any other Transaction Document or consent to any departure by any Seller Party shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Seller Party in any case shall entitle any Seller Party to any other or further notice or demand in similar or other circumstances.

(b) The Buyer may, with the consent of the Controlling Party (and shall, if directed by the Controlling Party), from time to time, (i) enter into written amendments, supplements or modifications hereto and to the other Transaction Documents for the purpose of adding any provisions to this Agreement or the other Transaction Documents or changing in any manner the rights of the Controlling Party or the Buyer hereunder or thereunder or (ii) waive any of the requirements of this Agreement or the other Transaction Documents or any Event of Default and its consequences; provided that no such waiver and no such amendment, supplement or modification shall, without the written consent of each AIG Entity directly affected thereby, (A) reduce the Purchase Price, (B) reduce the rate at which interest accrues hereunder on the Fixed Deferred Purchase Price, (C) amend the Waterfall in a way that is material and adverse to the Sellers or (D) amend any term or provision of this Agreement or any other Transaction Document in a way that is material and adverse to such AIG Entity. Any such waiver and any such amendment, supplement or modification shall be binding upon the Buyer, the Controlling Party and each AIG Entity. No waiver of any Event of Default shall extend to any subsequent or other Event of Default or impair any right consequent thereon. Neither this Agreement nor any provision hereof may be waived, amended or modified except in accordance with the provisions of this Section, and any purported amendment, supplement or modification not complying with the terms of this Section shall be null and void.

Section 6.02. Notices; Electronic Communications.

(a) Except in the case of notices and other communications expressly permitted to be given by telephone, notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax or e-mail, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made, to the applicable address, fax number, e-mail address or telephone number specified for the applicable Party in Schedule C.

(b) All notices and other communications given to any Party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or email or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such Party as provided in this Section or in accordance with the latest unrevoked direction from such Party given in accordance with this Section. As agreed to among the Parties from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Party provided from time to time by such Party.

(c) The Buyer hereby agrees that it shall cause the Administrative Agent to provide to AIG on behalf of the Sellers copies of all notices and reports (other than those by or from the Investment Manager) delivered to the Buyer or the holders of the Senior Loan pursuant to the Transaction Documents to the extent such notices and reports have not been delivered to AIG or the Sellers pursuant to the other Transaction Documents. AIG shall provide to the Sellers copies of all notices and reports delivered to AIG pursuant to the Transaction Documents to the extent such notices and reports have not been delivered to the Sellers pursuant to the other Transaction Documents.

Section 6.03. Binding Effect. This Agreement shall become effective when it shall have been executed by each Party and a fully executed counterpart hereof is delivered to the Buyer and, on behalf of each Seller Party, to the AIG Agent.

Section 6.04. Survival Of Agreement. All covenants, agreements, representations and warranties made by each Seller Party herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Transaction Document shall be considered to have been relied upon by the Buyer and shall survive the Closing, regardless of any investigation made by the Buyer or on its behalf, and shall continue in full force and effect as long as any RMBS Issue is outstanding and unpaid. Notwithstanding anything to the contrary herein, the provisions of Section 6.05 and Section 6.14 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the Transactions, the Disposition, repayment, prepayment or collection of the last RMBS Issue, the invalidity or unenforceability of any term or provision of this Agreement or any other Transaction Document or any investigation made by or on behalf of the Buyer.

Section 6.05. Indemnity. (a) Each Seller Party severally agrees to indemnify the Buyer, the Controlling Party and each of their respective Related Parties (each such party being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with or as a result of any claim, litigation, investigation or proceeding relating to such Seller having made a representation or warranty herein or in any other Transaction Document that is incorrect in any respect at the time made or deemed made, whether or not any Indemnitee is a Party thereto (and regardless of whether such matter is initiated by a third Party or by any Seller Party or any of their respective Affiliates), provided that no Seller Party shall have any obligation under this subsection to any such Indemnitee if the representation or warranty alleged to be incorrect is determined by a final and unappealable decision of a court not to have been incorrect.

(b) The indemnities in clause (a) of this Section shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from the bad faith, gross negligence, fraudulent actions or willful misconduct of such Indemnitee; provided that the Seller Parties shall not be obligated to pay, indemnify or hold harmless any Indemnitee if such Indemnitee (i) does not provide reasonably prompt notice to the Seller Parties (with a copy to the Controlling Party) of any claim for which indemnification is sought or (ii) admits any liability or incurs any significant expenses after receiving actual written notice of the claim (which is sufficiently specific to give reasonable notice of the existence of the claims and the expenses of such legal proceedings), or agrees to any settlement without the prior written consent of the Seller Parties. The Seller Parties may, in their sole discretion and at their expense, control the defense of the claim including designating counsel for the Indemnitees and controlling all negotiations, litigation, arbitration, settlements, compromises and appeals of any claim.

(c) To the extent permitted by applicable law, no Party, and no Person benefitting from the indemnity provided herein, shall assert, and each Party waives and the Seller Parties shall have no obligation with respect to, any claim against any other party, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, the Senior Loan, or the use of the proceeds thereof.

(d) Notwithstanding any provision in this Agreement or any other Transaction Document, the Seller Parties shall have no liability to the Buyer with respect to the collectibility of any amounts under the RMBS Pool, the Obligor of any RMBS Issue, the default by any Obligor on any obligation of such Obligor with respect to the applicable RMBS Issue, or the failure of any Obligor to make any payment pursuant to the applicable RMBS Issue and its Related Instruments.

Section 6.06. Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns permitted by this Section. Any assignment or transfer by a Party of rights or obligations under this Agreement that does not comply with this Section shall be null and void.

(b) No Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the Controlling Party and each other Party hereto, other than in accordance with this Section.

(c) The Buyer may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to (i) one or more of its

Affiliates at any time and (ii) after the Closing Date, to any Person; provided that no such transfer or assignment by the Buyer will relieve the Buyer of its obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to the Buyer; provided further that no such transfer or assignment shall be permitted unless the Buyer first obtains an opinion (reasonably satisfactory to the Controlling Party) of nationally recognized tax counsel that such transfer or assignment will not (I) result in the income from the RMBS Pool becoming subject to corporate income tax in such a manner that it would reduce the amounts of Deferred Purchase Price available for payment to the Sellers or (II) cause losses realized by the Sellers from the sale of any RMBS Issue hereunder that were deferred by the Sellers under section 267(f) of the Code, if any, to be disallowed pursuant to Section 267(a) of the Code. The Buyer agrees to provide a copy of any such opinion to the Sellers at least 3 Business Days prior to such assignment or transfer (if such prior delivery is reasonably practicable under the circumstances, and if not, as soon as such delivery is reasonably practicable) copying such notice and opinion to Tax Director, American International Group, Inc., 70 Pine Street, New York, New York, 10270. AIG and the Sellers shall provide the Buyer and its tax counsel any information reasonably requested for the purpose of counsel’s rendering the required opinion.

(d) Each Seller may sell, assign or otherwise transfer (including through participation) all, but not less than all, of its Share of the Deferred Purchase Price to (i) AIG if it is at the time a “qualified purchaser” (as defined in Section 2(a)(51)(A) of the Investment Company Act of 1940, as amended) or (ii) any other Person with the consent of the Controlling Party. Any assigning Seller shall promptly notify the Controlling Party, any other Seller, the Senior Lender, the Investment Manager, the Collateral Agent, the Administrator and the Buyer of such assignment and the date of effectiveness of such assignment. From and after the date of such notice of assignment, AIG or such other Person shall be a party hereto and have the rights and obligations of the assigning Seller under this Agreement and the other Transaction Documents, and the assigning Seller shall be released from its obligations under this Agreement (to the extent of the interest so assigned) and such Seller shall cease to be a Party hereto but shall continue to be subject to the obligations set forth in Section 6.05.

Section 6.07. Counterparts. This Agreement may be executed in counterparts (and by different Parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective when the condition described in Section 6.03 is satisfied. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 6.08. Severability. If any one or more of the provisions contained in this Agreement or in any other Transaction Document should be held invalid, illegal or unenforceable in any respect, then, to the extent permitted by applicable law, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The Parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 6.09. Integration. This Agreement and the other Transaction Documents represent the entire agreement of the Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Borrower, any Seller Party or the Controlling Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Transaction Documents.

Section 6.10. Applicable Law. THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK; provided, however, that any sale, transfer, assignment or other conveyance of any RMBS Issue or other property, assets or rights by a Delaware Seller to the Buyer pursuant to this Agreement shall be governed by and construed in accordance with the laws of the state of Delaware, including the Securitization Act, without reference to its conflict of law provisions, and the effectiveness and nature of any such sale, transfer, assignment or other conveyance shall be determined in accordance with such laws.

Section 6.11. Jurisdiction; Consent to Service of Process. (a) Each Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Transaction Documents, or for recognition or enforcement of any judgment, and each of the Parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) Each Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Transaction Documents in any New York State or federal court. Each Party hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each Party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.02. Nothing in this Agreement will affect the right of any Party to this Agreement to serve process in any other manner permitted by law.

Section 6.12. Confidentiality. AIG and each Seller Party agrees to keep confidential all non public information, including, without limitation, the Transaction Documents, and other related documents provided to it by any Party pursuant to or in connection with the Transaction Documents; provided that nothing herein shall prevent AIG or any Seller Party (or its Related Parties who are provided such information pursuant to clause (a) below) from disclosing any such information (a) to its Related Parties who have a need to know such information (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (b) upon the request or demand of any regulatory authority, any tax authority or the National Association of Insurance Commissioners, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) in connection with the exercise of any remedies hereunder or under the other Transaction Documents or any suit, action or proceeding relating to the enforcement of its rights hereunder or thereunder, (e) with the consent of the Controlling Party, (f) to the extent such information becomes publicly available other than as a result of a breach of this Section or (g) to any prospective buyers of such Seller Party or prospective providers of financing for such buyers and their agents and representatives if such buyer or financing provider and their agents and representatives agree to be bound by the provisions of this Section with respect to such information; provided, further, that prior to any disclosure of information pursuant to clause (b) or (c) of the proviso above, AIG or such Seller Party shall notify the Buyer, if legally permitted to do so, of any proposed disclosure as far in advance of such disclosure as practicable and, upon the Buyer’s or the Controlling Party’s request, take all reasonable actions to ensure that any information disclosed is accorded confidential treatment, or if such notice to the Buyer and the Controlling Party is prohibited by law, inform the relevant court or regulatory authority of the Buyer’s and the Controlling Party’s interest in the disclosed information and request that such court, regulatory authority inform the Buyer and the Controlling Party of the disclosure.

Section 6.13. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE

EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 6.14. Limited Recourse. Notwithstanding anything to the contrary contained in this Agreement and the other Transaction Documents, the obligations of the Buyer under this Agreement and all other Transaction Documents are solely the obligations of the Buyer and shall be payable solely to the extent of funds received by and available to the Buyer in accordance with the Waterfall. Whether or not any portion of the Purchase Price or any other amount remains outstanding at the time, all obligations of the Buyer with respect to the Purchase Price and such other amounts shall be terminated and extinguished on the date on which all of the assets of the Buyer have been fully liquidated and disposed of and all proceeds thereof have been distributed in accordance with the Waterfall. No recourse shall be had for the payment of any amount owing in respect of any obligation of, or claim against, the Buyer arising out of or based upon this Agreement or any other Transaction Document against any holder of a Membership Interest, employee, officer or Affiliate thereof and, except as specifically provided herein and in the other Transaction Documents, no recourse shall be had for the payment of any amount owing in respect of any obligation of, or claim against, the Buyer arising out of or based upon this Agreement against the Collateral Agent, the Administrator, the Investment Manager or any holder of the Membership Interests of the Buyer or any Related Party of any thereof; provided that the foregoing shall not relieve any such person or entity from any liability they might otherwise have as a result of willful misconduct, gross negligence or fraudulent actions taken or omissions by them. The provisions of this Section shall survive the termination or expiration of this Agreement and payment in full of all of the Purchase Price.

Section 6.15. Certain Tax Matters. It is the intention of the Parties that for U.S. federal income tax purposes: (a) the Senior Loan shall be treated as the sole equity interest in the Buyer; (b) the proceeds realized by the Sellers of the RMBS Pool shall be the sum of (i) the Cash Purchase Price, (ii) the Fixed Deferred Purchase Price (other than any interest thereon) and (iii) the Variable Deferred Purchase Price (other than any interest imputed thereon for federal income tax purposes); (c) the Buyer shall be treated as the owner of the RMBS Pool; and (d) the Buyer shall be treated as an entity disregarded from its owner. The terms of this Agreement and the other Transaction Documents shall be interpreted consistently with this intention, and the Parties agree to not take any position for U.S. federal income tax purposes (in a filing or otherwise) contrary to this intention. For the avoidance of doubt, each Party agrees that it shall not make an election to treat the Buyer as an association taxable as a corporation for federal income tax purposes.

Section 6.16. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 6.17. Further Assurances. Each of the Seller Parties and the Buyer agrees to execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements) that may be required under applicable law, or that the Buyer or any of the Seller Parties may reasonably request, in order to effectuate the transactions contemplated by this Agreement; provided that no party shall be required to incur any costs or liabilities in connection therewith.

Section 6.18. Third Party Beneficiary. The Senior Lender is an express third party beneficiary of Sections 1.03 and 6.06(d) hereof. The Investment Manager is an express third party beneficiary of Sections 1.06, 1.07, 3.05, 3.06, 6.06(d), 6.14 and 6.19 hereof. The Collateral Agent is an express third party beneficiary of Sections 1.01, 1.03, 1.06, 6.06(d) and 6.14 hereof.

Section 6.19. Role Of Investment Manager And Controlling Party. Each party hereby accepts the role and powers of the Investment Manager described in the Credit Agreement and the other Transaction Documents and understands that the Investment Manager will be solely the agent of the Controlling Party. In addition, the Controlling Party has ultimate authority with respect to all decisions regarding the management of the Collateral (which it may delegate, in whole or in part, to the Investment Manager or otherwise), including decisions as to when to dispose of Collateral. In exercising such control, the Controlling Party and its agents, including the Investment Manager, shall have no duty to maximize returns on the Collateral or to take into account the interests of any AIG Entity or the Senior Lender or any other Secured Party.

ARTICLE 7
DEFINITIONS

Section 7.01. Certain Definitions. Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement dated as of the date hereof (the “Credit Agreement”) among the Buyer, as Borrower, Federal Reserve Bank of New York, as the Senior Lender and the Controlling Party, and the Collateral Agent. The following capitalized terms used herein shall have the following meanings:

“Accrual Rate” means one month LIBOR as of October 29, 2008, which was 3.1175%, plus 1.0%.

“Affiliate” means, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. For the avoidance of doubt, none of the Buyer, any Federal Reserve Bank nor the United States Treasury shall be deemed to be an “Affiliate” of any AIG Entity for purposes of any Transaction Document. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

“AIG” means American International Group, Inc.

“AIG Agent” has the meaning set forth in the introductory paragraph of this Agreement.

“AIG Entity” has the meaning set forth in the Credit Agreement.

“Buyer” has the meaning set forth in the introductory paragraph to this Agreement.

“Calculation Period” has the meaning set forth in the Credit Agreement.

“Cash Purchase Price” means an amount equal to (i) the Designated Purchase Price plus (ii) interest from and including the Designation Date to but excluding the Closing Date on the Designated Purchase Price at the Accrual Rate as set forth in column G of Schedule A hereto minus (iii) the Cash Purchase Price Adjustment Amount.

“Cash Purchase Price Adjustment Amount” means an amount equal to (i) interest and other yield payments received by or on behalf of any Seller on each RMBS Issue (except payments due prior to the Designation Date and not included in the determination of the Designated Purchase Price of such RMBS Issue) on or after the Designation Date set forth in column J of Schedule A hereto (as may be revised by the Cash Purchase Price Adjustment Amount Certificate in accordance with Sections 1.02 (b) and (c)) plus (ii) all net sale proceeds, if any, and payments of principal received by or on behalf of any Seller in respect of each RMBS Issue on or after the Designation Date (except payments due prior to the Designation Date and not included in the determination of the Designated Purchase Price of such RMBS Issue) set forth in column I of Schedule A hereto (as may be revised by the Cash Purchase Price Adjustment Amount Certificate in accordance with Sections 1.02 (b) and (c)) plus (iii) interest at the Accrual Rate on each amount referred to in clauses (i) and (ii) above from and including the date as of which such amount is credited to the account of the AIG Agent or a Seller as set forth in column H of Schedule A hereto to but excluding the Closing Date as set forth in column L of Schedule A hereto (as may be revised by the

Cash Purchase Price Adjustment Amount Certificate in accordance with Sections 1.02 (b) and (c)).

“Cash Purchase Price Adjustment Amount Certificate” means a certificate of the AIG Agent in substantially the form of Exhibit A hereto delivered pursuant to Section 1.02 (b) or (c) hereof.

“Closing” means the consummation of the Transactions scheduled to occur on the Closing Date upon satisfaction of the conditions precedent set forth in Article 5 hereof and in Section 4.01 of the Credit Agreement.

“Closing Date” has the meaning set forth in the Credit Agreement.

“Collateral Account” has the meaning set forth in the Security Agreement.

“Collateral Agent” has the meaning set forth in the Security Agreement.

“Controlling Party” has the meaning set forth in the Credit Agreement.

“Deferred Purchase Price” means the Fixed Deferred Purchase Price and the Variable Deferred Purchase Price.

“Designated Purchase Price” means the sum of the amounts set forth opposite the Designated RMBS Issues in column F of Schedule A hereto, which amounts were determined as of the Designation Date and include accrued and unpaid interest and other yield payments (but not overdue interest and other equivalent yield payments) through but excluding the Designation Date as set forth in column E of Schedule A hereto.

“Designated RMBS Issue” means an RMBS Issue listed on Schedule A attached hereto that is owned by the AIG Agent for the benefit of the Sellers on the Designation Date.

“Designation Date” means October 31, 2008.

“Disposition” means, with respect to any RMBS Issue or any right therein or thereunder, any sale, assignment, conveyance, transfer or other disposition thereof. The terms “Dispose” and “Disposed of” have correlative meanings.

“Financial Officer” of any Person means the chief financial officer, principal accounting officer, treasurer or controller of such Person.

“Fixed Deferred Purchase Price” means, with respect to all of the Sellers, an amount equal to one billion dollars ($1,000,000,000) plus interest thereon and, with respect to any Seller, such Seller’s Share of the Fixed Deferred Purchase Price.

“Governmental Authority” means any federal, state, local, municipal or foreign court or governmental agency, authority, instrumentality or regulatory body, including any board of insurance, insurance department or insurance commissioner.

“Junior Obligations” has the meaning set forth in Section 1.03(b).

“LIBOR” has the meaning set forth in the Credit Agreement.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

“Material Adverse Effect” means (a) a material impairment of the totality of the rights and remedies of, or benefits available to the Buyer, the Senior Lender or the Collateral Agent under the Transaction Documents taken as a whole or (b) a material adverse effect on the value of the RMBS Pool.

“NYUCC” means the UCC as in effect from time to time in the State of New York.

“Obligor” means the issuer or the guarantor or both of any RMBS Issue, as the context requires.

“Participation Percentage” means, with respect to each Seller, the percentage set forth below for that Seller:

Participation
Seller	Percentage
Seller 1: American General Life Insurance Company	17.65%
Seller 2: American General Life and Accident Insurance Company	4.41%
Seller 3: The United States Life Insurance Company in the City of New York	1.76%
Seller 4: AIG Life Insurance Company	3.91%
Seller 5: American International Life Assurance Company of New York	3.46%
Seller 6: American Life Insurance Company	2.13%
Seller 7: AIG Annuity Insurance Company	34.79%
Seller 8: The Variable Annuity Life Insurance Company	17.38%
Seller 9: SunAmerica Life Insurance Company	9.85%

Participation
Seller	Percentage
Seller 10: First SunAmerica Life Insurance Company	3.17%
Seller 11: AIG SunAmerica Life Assurance Company	1.49%

“Party” has the meaning set forth in the preamble to this Agreement.

“Person” means any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, Governmental Authority or other entity.

“Purchase Price” means, with respect to all of the Sellers, the sum of the Cash Purchase Price, the Fixed Deferred Purchase Price and the Variable Deferred Purchase Price and, with respect to any Seller, such Seller’s Share of the Purchase Price.

“Related Instruments” means any participation, pooling, servicing or other agreement, document or instrument pursuant to which an RMBS Issue has been created, pooled, securitized, issued, sold, serviced, enhanced, insured or guaranteed and each other agreement, document, indenture and instrument that governs or affects the terms of, or secures the obligations represented by, such RMBS Issue or of which the holders of such RMBS Issue are the beneficiaries.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents, attorneys, accountants, and other advisors, and controlling persons of such Person and such Person’s Affiliates. For the avoidance of doubt, none of the Buyer, any Federal Reserve Bank nor the United States Treasury shall be deemed to be a “Related Party” of any AIG Entity for purposes of any Transaction Document.

“RMBS Issue” means the securities of a single issue of residential mortgage-backed securities listed on Schedule A attached hereto that is owned by the AIG Agent for the benefit of the Sellers immediately prior to the Closing, together with all right, title and interest in and to all Related Instruments.

“RMBS Pool” means the RMBS Issues collectively.

“S&P” means Standard & Poor’s.

“Sanctions” has the meaning set forth in Section 2.08

“Security Interest” has the meaning set forth in the Security Agreement.

“Security Agreement” means the Security Agreement dated as of the date hereof among the Buyer, as borrower, the Federal Reserve Bank of New York, as the Senior Lender and the Controlling Party, and The Bank of New York Mellon, as Collateral Agent.

“Seller” and “Sellers” have the respective meanings set forth in the introductory paragraph to this Agreement.

“Seller Parties” has the meaning set forth in the introductory paragraph of this Agreement.

“Senior Debt” has the meaning set forth in Section 1.03(b).

“Senior Lender” has the meaning set forth in the Credit Agreement.

“Share” means, with respect to any Seller, such Seller’s ownership interest in an RMBS Issue, RMBS Pool, Cash Purchase Price or Deferred Purchase Price in the amount of its Participation Percentage thereof.

“Transaction Documents” has the meaning set forth in the Credit Agreement.

“Transactions” means the transactions contemplated by the Transaction Documents.

“UCC” means the Uniform Commercial Code as in effect from time to time in any applicable state.

“Variable Deferred Purchase Price” means, with respect to all of the Sellers, 1/6th of the net cash proceeds from the RMBS Pool plus cash on hand with the Buyer after payment in full of the Senior Loan plus accrued interest thereon and the Fixed Deferred Purchase Price plus accrued interest thereon and, with respect to any Seller, such Seller’s Share of the Variable Deferred Purchase Price.

“Waterfall” means the order of payments set forth in Section 5(b) of the Security Agreement.

Section 7.02. Other Definitional Provisions. (a) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms shall have the respective meanings given to them under GAAP, (ii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (iii) the word “incur” shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words “incurred” and “incurrence” shall have correlative meanings), (iv) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, capital stock, securities, revenues, accounts, leasehold interests and contract rights, and (v) references to agreements or other contractual obligations shall, unless otherwise specified, be deemed to refer to such agreements or contractual obligations as amended, supplemented, restated or otherwise modified from time to time, or any successor or replacement agreement which may be entered into from time to time.

(b) The words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

[signature pages follow]

IN WITNESS WHEREOF, each of the Parties has caused this Asset Purchase Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.

MAIDEN LANE II LLC, by the Federal Reserve Bank of New York, as its sole Managing Member			FEDERAL RESERVE BANK OF NEW YORK, as Controlling Party

By:	/s/ Helen Mucciolo		By:	/s/ Helen Mucciolo
	Name:	Helen Mucciolo		Name:	Helen Mucciolo
	Title:	Senior Vice President		Title:	Senior Vice President

AMERICAN INTERNATIONAL GROUP, INC.

By:	/s/ David L. Herzog
	Name:	David L. Herzog
	Title:	Executive Vice President and Chief Financial Officer

AMERICAN GENERAL LIFE INSURANCE COMPANY			AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY

By:	/s/ Mary Jane B. Fortin		By:	/s/ Mary Jane B. Fortin
	Name:	Mary Jane B. Fortin		Name:	Mary Jane B. Fortin
	Title:	Executive Vice President and Chief Financial Officer		Title:	Executive Vice President

AMERICAN GENERAL LIFE INSURANCE COMPANY			AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY

By:	/s/ Kyle L. Jennings		By:	/s/ Kyle L. Jennings
	Name:	Kyle L. Jennings		Name:	Kyle L. Jennings
	Title:	Executive Vice President, General Counsel and Secretary		Title:	Executive Vice President, General Counsel and Secretary

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK			THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

By:	/s/ Mary Jane B. Fortin		By:	/s/ Kyle L. Jennings
	Name:	Mary Jane B. Fortin		Name:	Kyle L. Jennings
	Title:	Executive Vice President and Chief Financial Officer		Title:	Executive Vice President, General Counsel and Secretary

AIG LIFE INSURANCE COMPANY			AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

By:	/s/ Mary Jane B. Fortin		By:	/s/ Mary Jane B. Fortin
	Name:	Mary Jane B. Fortin		Name:	Mary Jane B. Fortin
	Title:	Executive Vice President and Chief Financial Officer		Title:	Executive Vice President and Chief Financial Officer

AIG LIFE INSURANCE COMPANY			AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

By:	/s/ Kyle L. Jennings		By:	/s/ Kyle L. Jennings
	Name:	Kyle L. Jennings		Name:	Kyle L. Jennings
	Title:	Executive Vice President, General Counsel and Secretary		Title:	Executive Vice President, General Counsel and Secretary

AMERICAN LIFE INSURANCE COMPANY			AIG ANNUITY INSURANCE COMPANY

By:	/s/ Dennis R. Vigneau		By:	/s/ N. Scott Gillis
	Name:	Dennis R. Vigneau		Name:	N. Scott Gillis
	Title:	Chief Financial Officer		Title:	Senior Vice President Chief Financial Officer

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY			SUNAMERICA LIFE INSURANCE COMPANY

By:	/s/ N. Scott Gillis		By:	/s/ N. Scott Gillis

	Name:	N. Scott Gillis		Name:	N. Scott Gillis
	Title:	Senior Vice President Chief Financial Officer		Title:	Senior Vice President Chief Financial Officer

FIRST SUNAMERICA LIFE INSURANCE COMPANY			AIG SUNAMERICA LIFE ASSURANCE COMPANY

By:	/s/ N. Scott Gillis		By:	/s/ N. Scott Gillis

	Name:	N. Scott Gillis		Name:	N. Scott Gillis
	Title:	Senior Vice President Chief Financial Officer		Title:	Senior Vice President Chief Financial Officer

AIG SECURITIES LENDING CORP., as AIG Agent

By:	/s/ Michael F. Thorp

	Name:	Michael F. Thorp
	Title:	Vice President

Schedule A to
Asset Purchase Agreement

DESIGNATED RMBS POOL

[Attached]

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	IMPAC SECD ASSET
45254TPX6	2004-3 CL 1A4	349,409.99	262,057.49	142.04	262,199.54	1,259.54	11/25/2008	4,176.01	1,029.83	5,205.83	10.12
	ACE SECS CORP 06-
004421US0	NC1 CL A-2C	64,406,000.00	52,001,404.40	24,751.58	52,026,155.98	249,920.65	11/25/2008	0.00	179,448.98	179,448.98	348.92
	ACE SECS CORP 05-
004427CA6	AG1 CL A-2C	20,850,622.31	19,251,379.58	8,175.18	19,259,554.76	92,518.09	11/25/2008	2,428,915.29	59,270.07	2,488,185.36	4,837.97
	ACE SECS CORP 06-
00442EAH8	NC3 CL A-2D	44,745,000.00	17,168,656.50	17,195.75	17,185,852.25	82,556.54	11/25/2008	0.00	124,669.20	124,669.20	242.40
	ACE SECS CORP 06-
00442PAF7	OP1 CL A-2D	42,758,000.00	17,603,468.60	16,622.17	17,620,090.77	84,642.51	11/25/2008	0.00	120,510.75	120,510.75	234.32
	ACE SECS H E 07-
00442UAC3	ASAP2 CL A-2B	14,000,000.00	7,550,200.00	5,333.61	7,555,533.61	36,294.89	11/25/2008	0.00	38,668.68	38,668.68	75.19
	ACE SECS CORP
00442UAD1	2007-ASP2 CL A2C	11,000,000.00	3,790,600.00	4,251.81	3,794,851.81	18,229.52	11/25/2008	0.00	30,825.59	30,825.59	59.94
	ADJUSTABLE RT MTG
007036JF4	05-3 8-A-3-2	8,130,000.00	6,090,183.00	3,232.80	6,093,415.80	29,271.25	11/25/2008	0.00	23,437.83	23,437.83	45.57
	ADJUSTABLE RT MTG
007036KP0	05-4 7-A-3-2	8,480,000.00	6,592,352.00	3,362.56	6,595,714.56	31,684.16	11/25/2008	0.00	24,378.53	24,378.53	47.40
	ADJUSTABLE RATE
007036QU3	MTG 05-8 7A31	23,611,631.80	20,339,059.63	9,179.02	20,348,238.65	97,747.85	11/25/2008	532,444.72	66,547.91	598,992.63	1,164.67
	ADJUSTABLE RATE
007036QV1	MTG 05-8 7A32	13,250,000.00	7,389,525.00	5,386.49	7,394,911.49	35,523.31	11/25/2008	0.00	39,052.07	39,052.07	75.93
	ADJUSTABLE RATE
007036UQ7	05-11 CL 5A1	20,458,035.89	15,012,106.74	8,021.25	15,020,127.99	72,152.94	11/25/2008	368,831.82	58,154.10	426,985.91	830.22
	ADJUSTABLE RATE
007037BH6	07-1 CL 5A22	11,156,000.00	2,064,975.60	4,324.50	2,069,300.10	9,940.40	11/25/2008	0.00	31,352.62	31,352.62	60.96
	ALTERNATIVE LN 06-
02146YAD8	OA9 CL 2A1B	4,151,706.96	1,992,819.34	5,680.05	1,998,499.39	9,600.29	11/20/2008	12,145.87	16,007.43	28,153.30	70.84
	ALTERNATIVE LN TR
02147CAF0	2006-OA8 2A3	33,750,000.00	15,734,250.00	12,932.81	15,747,182.81	75,645.53	11/25/2008	0.00	93,762.89	93,762.89	182.31
	ALTERNATIVE LN TR
02147DAB7	06 OA11 A-1B	214,332,679.30	98,593,032.48	82,131.09	98,675,163.57	474,010.82	11/25/2008	996,080.58	595,450.42	1,591,530.99	3,094.53
	ALTERNATIVE LN 07-
02150KAX7	OH1 CL A-1-B	17,000,000.00	7,342,300.00	6,533.19	7,348,833.19	35,301.96	11/25/2008	0.00	47,365.66	47,365.66	92.10
	ALTERNATIVE LN TR
02150KAY5	07-OH1 CL A1	11,203,000.00	2,625,983.20	4,392.51	2,630,375.71	12,635.67	11/25/2008	0.00	31,845.69	31,845.69	61.92
	ALTERNATIVE LN TR
02150KBB4	07-OH1 CL A2	7,000,000.00	2,280,600.00	2,729.03	2,283,329.03	10,968.54	11/25/2008	0.00	19,785.45	19,785.45	38.47
	ALTERNATIVE LN 07-
02150KBC2	OH1 CL A2C	4,949,000.00	773,528.70	1,962.42	775,491.12	3,725.27	11/25/2008	0.00	14,227.52	14,227.52	27.66
	AMERICAN HOME
026932AA1	MTG 2007-1 GA-1A	266,279,314.60	158,143,284.94	101,149.16	158,244,434.10	760,166.70	11/25/2008	357,776.61	733,331.39	1,091,108.00	2,121.52
	AMERICAN MTG 07-1
026932AB9	CL A1B	5,600,000.00	1,285,200.00	2,214.33	1,287,414.33	6,184.42	11/25/2008	0.00	16,053.92	16,053.92	31.21
	ASSET BKD SEC HM
04541GVJ8	EQ 06-HE1 A3	24,763,946.00	20,209,856.33	9,516.92	20,219,373.25	97,128.81	11/25/2008	501,731.23	68,997.68	570,728.91	1,109.71

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	ASET BACKED SECS
04541GWE8	2006-HE2 A3	4,769,352.77	3,900,853.63	1,827.59	3,902,681.22	18,747.50	11/25/2008	119,505.81	13,250.02	132,755.83	258.13
	ASSET BACKED 06-
04544QAE7	HE7 CL A-5	22,500,000.00	6,093,000.00	8,696.88	6,101,696.88	29,311.03	11/25/2008	0.00	63,052.34	63,052.34	122.60
	BCAP LLC TR 07-AA1
05530PAB8	P/T CL 1A2	30,000,000.00	11,655,000.00	11,395.83	11,666,395.83	56,042.45	11/25/2008	0.00	82,619.79	82,619.79	160.64
	BCAP LLC TR 07-AA1
05530PAC6	CL 1A3	102,579,000.00	50,171,388.90	39,991.56	50,211,380.46	241,202.92	11/25/2008	0.00	289,938.83	289,938.83	563.75
	BNC MTG LN TR SER
05569QAC8	07-2 CL A3	89,897,000.00	39,761,443.10	34,847.57	39,796,290.67	191,171.43	11/25/2008	0.00	252,644.91	252,644.91	491.24
	BANC AMER FDG 06
058933AA0	D CL 1-A-1	114,744,541.00	76,832,944.65	155,933.05	76,988,877.70	369,835.32	11/20/2008	2,135,215.11	439,447.65	2,574,662.75	6,478.50
	BANC AMER FDG 06
058933AB8	D 1-A-2	99,554,000.00	26,750,159.80	138,635.86	26,888,795.66	129,167.05	11/20/2008	0.00	390,701.07	390,701.07	983.10
	BANC AMER FDG
05946XQY2	CORP 05-A 5-A-1	8,259,057.60	6,238,892.11	11,551.78	6,250,443.89	30,025.57	11/20/2008	88,098.86	32,555.02	120,653.89	303.60
	BANC AMER FDG
05946XQZ9	CORP 05-A 5-A-2	3,749,808.60	3,075,593.01	5,256.24	3,080,849.26	14,799.63	11/20/2008	4,626.75	14,813.05	19,439.81	48.92
	BANC AMER FDG
05946XRH8	CORP 05-A 5M1	4,612,000.00	1,162,224.00	6,662.10	1,168,886.10	5,615.04	11/20/2008	0.00	18,775.00	18,775.00	47.24
	BANC AMER FDG
05946XRY1	CORP 05-B 3A1B	32,000,000.00	23,334,400.00	44,855.56	23,379,255.56	112,308.10	11/20/2008	0.00	126,411.10	126,411.10	318.08
	BANC AMER FDG
05950MAD2	2006 G P/T 2-A-3	220,999,000.00	139,715,567.80	300,328.43	140,015,896.23	672,601.36	11/20/2008	0.00	846,369.18	846,369.18	2,129.68
	BANC AMER FDG
05950MAE0	2006 G 2-A-4	144,814,000.00	71,422,264.80	202,106.04	71,624,370.84	344,065.57	11/20/2008	0.00	569,564.20	569,564.20	1,433.17
	BANC AMER FDG
05952DAQ1	2007- A 2A4	33,003,000.00	16,224,274.80	44,748.86	16,269,023.66	78,152.32	11/20/2008	0.00	126,110.44	126,110.44	317.33
	BANC AMER FDG 07-
05952GAD3	D CL 1-A-4	37,072,000.00	17,520,227.20	51,058.96	17,571,286.16	84,408.07	11/20/2008	0.00	143,893.42	143,893.42	362.07
	BEAR STEARNS ALT
073868AA9	06-6 CL 1A1	106,519,702.00	58,585,836.10	40,462.69	58,626,298.79	281,626.08	11/25/2008	2,674,653.99	293,354.52	2,968,008.51	5,770.92
	BEAR STEARNS ALT A
07386HA92	2006-1 I1A1	31,959,938.49	21,643,270.35	12,424.43	21,655,694.77	104,028.54	11/25/2008	584,558.61	90,077.09	674,635.70	1,311.74
	BEAR STEARNS ALT A
07386HH46	06-2 I-1A-1	64,450,190.80	43,671,449.29	24,911.79	43,696,361.08	209,906.39	11/25/2008	673,684.41	180,610.47	854,294.88	1,661.07
	BEAR STREANS ALT
07386HK26	2006-3 I-A-1	81,188,583.92	55,053,978.76	31,111.01	55,085,089.77	264,615.00	11/25/2008	1,577,973.46	225,554.86	1,803,528.32	3,506.74
	BEAR STEARNS ALT A
07386HNQ0	04-12 IA1	28,520,083.00	19,964,058.10	11,435.76	19,975,493.86	95,957.28	11/25/2008	649,853.39	82,909.27	732,762.66	1,424.77
	BEAR STEARNS ALT A
07386HSP7	05-4 IA1	27,827,620.91	20,052,583.63	10,756.15	20,063,339.78	96,379.27	11/25/2008	698,719.84	77,982.08	776,701.92	1,510.20
	BEAR STEARNS ALT
07386HUA7	05-E CL I-A-3	78,888,493.44	57,943,598.43	31,018.52	57,974,616.95	278,495.57	11/25/2008	1,151,076.80	224,884.25	1,375,961.05	2,675.38
	BEAR STEARNS ALT A
07386HVG3	05-7	109,200,196.70	75,959,656.82	42,815.58	76,002,472.40	365,096.88	11/25/2008	1,642,659.36	310,412.94	1,953,072.30	3,797.50

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	BEAR STEARNS ALT
07386HYW5	2005-10 I1A11	56,838,255.67	33,051,445.67	22,159.03	33,073,604.70	158,877.33	11/25/2008	1,551,658.16	160,652.94	1,712,311.10	3,329.37
	BEAR STEARNS 07-
07386RAB5	HE4 CL 1-A-2	62,309,000.00	34,805,807.40	23,876.46	34,829,683.86	167,313.09	11/25/2008	0.00	173,104.36	173,104.36	336.58
	BEAR STEARNS 07-
07386RAC3	HE4 CL 1-A-3	63,813,000.00	22,296,262.20	24,949.11	22,321,211.31	107,225.52	11/25/2008	0.00	180,881.05	180,881.05	351.70
	BEAR STEARNS ALT
07386XAA4	07-1 CL 1A1	49,390,192.02	27,139,910.51	18,761.41	27,158,671.93	130,463.47	11/25/2008	1,575,988.20	136,020.25	1,712,008.45	3,328.79
	BEAR STEARNS ALT
073871AA3	06 4 I1A1	68,655,206.67	46,424,650.75	26,079.44	46,450,730.19	223,137.70	11/25/2008	2,048,949.33	189,075.96	2,238,025.29	4,351.56
	BEAR STEARNS ALT A
073871AE5	06-4 I-3A-1	87,941,956.46	56,960,005.20	33,405.73	56,993,410.93	273,782.10	11/25/2008	1,422,317.00	242,191.54	1,664,508.54	3,236.43
	BEAR STEARNS ALT
073875AA4	06-7 CL 1A1	102,680,570.90	65,633,420.92	39,118.45	65,672,539.36	315,474.46	11/25/2008	2,103,943.23	283,608.73	2,387,551.96	4,642.30
	BEAR STEARNS ALT
07387QAA8	06-8 CL 1A1	9,360,688.31	6,077,894.92	3,555.76	6,081,450.68	29,213.77	11/25/2008	92,294.63	25,779.27	118,073.90	229.58
	BEAR STEARNS ALT
07387RAA6	07-3 CL 1-A-1	193,843,860.00	106,614,123.00	74,710.65	106,688,833.65	512,506.48	11/25/2008	2,010,186.23	541,652.24	2,551,838.47	4,961.73
	BEAR STEARNS ABS
07387UFE6	2006-IM1 A-2	34,443,229.81	26,283,628.67	13,236.72	26,296,865.39	126,323.57	11/25/2008	945,185.26	95,966.26	1,041,151.53	2,024.39
	BEAR STEARNS
07387UFW6	ASSET 2006-IM1 A3	36,391,000.00	11,270,292.70	14,308.74	11,284,601.44	54,208.40	11/25/2008	0.00	103,738.36	103,738.36	201.71
	BEAR STEARNS
07387UFY2	ASSET 06-IM1 A5	75,078,498.72	56,391,460.39	28,853.08	56,420,313.47	271,029.08	11/25/2008	1,996,679.61	209,184.86	2,205,864.47	4,289.03
	BEAR STEARNS
07401UAB9	2007-SV1 A2 144A	152,192,000.00	52,825,843.20	60,517.46	52,886,360.66	254,052.86	11/25/2008	0.00	438,751.57	438,751.57	853.10
	BEAR STEARNS
07401UAU7	2007-SV1 A-3 144A	20,949,815.31	8,608,279.11	8,167.52	8,616,446.63	41,391.26	11/25/2008	398,977.98	59,214.51	458,192.49	890.90
	BEAR STEARNS
07401WAA7	SECOND 07-1 CL 1A	34,139,664.96	22,935,026.92	13,082.13	22,948,109.05	110,236.98	11/25/2008	1,692,487.53	94,845.44	1,787,332.98	3,475.25
	BEAR STEARNS
07401WAP4	SECOND 2007-1 2A	69,742,314.59	38,358,273.02	26,957.34	38,385,230.37	184,393.05	11/25/2008	2,404,210.51	195,440.73	2,599,651.24	5,054.70
	BEAR STEARNS
07401WBA6	SECOND 2007-1 3A1	97,624,301.88	50,764,636.98	37,734.50	50,802,371.48	244,041.89	11/25/2008	4,258,910.71	274,570.94	4,533,481.65	8,814.79
	C BASS TR 2005-CB4
12489WLX0	CL AV-2	5,562,985.85	5,326,558.95	2,168.79	5,328,727.74	25,597.88	11/25/2008	856,313.47	15,723.75	872,037.22	1,695.57
	C BASS MTG LN 07-
1248RHAC1	CB6 CL A-3	24,179,000.00	7,923,458.30	9,345.86	7,932,804.16	38,107.21	11/25/2008	0.00	67,757.45	67,757.45	131.75
	CWABS INC 2005-
126670FC7	IM2 CL A4	11,000,000.00	4,335,100.00	4,410.69	4,339,510.69	20,845.92	11/25/2008	0.00	31,977.53	31,977.53	62.18
	CWABS INC 05-IM3
126670JD1	A-3	149,023,831.30	102,647,615.00	58,098.60	102,705,713.60	493,372.57	11/25/2008	4,437,920.93	421,214.83	4,859,135.76	9,447.98
	CWABS INC 2006-4
126670WT1	CL 2 A2	11,882,779.92	9,860,330.78	4,540.21	9,864,870.99	47,388.37	11/25/2008	362,157.40	32,916.54	395,073.94	768.17
	CWABS INC 05-IM1
1266733W0	CL A2	63,760,559.78	53,871,296.96	25,070.30	53,896,367.26	258,904.67	11/25/2008	2,225,786.37	181,759.66	2,407,546.03	4,681.17

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	CWALT INC 04-J5 CL
12667FNG6	2-A-3	12,058,374.51	9,733,519.90	5,036.05	9,738,555.95	46,781.59	11/25/2008	316,166.86	36,511.33	352,678.19	685.74
	CWALT INC 2005-44
12667G3U5	CL 2-A-2B	7,482,091.49	2,902,303.29	3,108.19	2,905,411.47	13,956.87	11/25/2008	54,874.10	22,534.35	77,408.45	150.51
	CWALT INC 2005-41
12667GS20	CL 2A2	4,593,129.35	1,515,732.69	1,836.61	1,517,569.30	7,290.02	11/25/2008	48,223.62	13,315.45	61,539.07	119.66
	CWHEQ INC 2005-L
126685BA3	CL A1	1,609,484.29	883,445.93	3,438.93	886,884.86	4,260.37	11/17/2008	399.63	6,238.59	6,638.22	18.98
	CWALT INC 2005-
12668A4S1	AR1 CL 2A3	81,275,000.00	50,366,117.50	32,589.02	50,398,706.52	242,102.79	11/25/2008	0.00	236,270.38	236,270.38	459.40
	CWALT ALT SER 06-
12668PAC6	OA17 CL 1A1C	50,162,000.00	27,679,391.60	68,474.61	27,747,866.21	133,293.81	11/20/2008	0.00	192,951.90	192,951.90	485.52
	CWALT ALT SER 06-
12668PAD4	OA17 CL 1A1D	14,093,000.00	3,447,147.80	19,668.54	3,466,816.34	16,653.72	11/20/2008	0.00	55,423.21	55,423.21	139.46
	CWMBS INC 2006-
126694A40	OA1 CL 2A2	7,075,845.24	2,094,450.19	9,918.47	2,104,368.66	10,108.86	11/20/2008	45,585.94	27,861.98	73,447.91	184.81
	CWMBS INC 05-7 2-
12669GNP2	A-1	1,647,892.76	1,048,059.80	980.15	1,049,039.95	5,039.33	11/25/2008	5,113.36	5,064.12	10,177.49	19.79
	CWMBS INC 05-1
12669GRQ6	CWHL P/T 2-A-1	8,934,642.72	5,094,533.28	3,522.98	5,098,056.26	24,489.79	11/25/2008	60,058.45	25,541.60	85,600.05	166.44
	CWABS ASSET
12669QAC3	BACKED CTFS TR	11,358,000.00	7,764,328.80	4,339.70	7,768,668.50	37,318.74	11/25/2008	0.00	31,462.84	31,462.84	61.18
	CWABS ASSET
12669QAD1	BACKED CTFS TR	47,554,000.00	21,004,601.80	18,486.62	21,023,088.42	100,989.66	11/25/2008	0.00	134,027.98	134,027.98	260.60
	CWABS ASSET BKD
12669WAF3	07-8 CTF 2-A-4	24,027,000.00	7,198,489.20	9,393.89	7,207,883.09	34,624.87	11/25/2008	0.00	68,105.70	68,105.70	132.42
	CWHEQ REVOLVING
12670HAB2	07-S3 CL A-2	186,657,706.20	78,396,236.60	72,770.58	78,469,007.18	376,945.49	11/25/2008	1,364,565.41	527,586.71	1,892,152.13	3,679.05
	CHASEFLEX TR SER
16165YAB8	07-M1 CL 1A2	36,000,000.00	18,000,000.00	20,932.50	18,020,932.50	86,568.05	11/25/2008	0.00	108,151.24	108,151.24	210.29
	CITIGROUP HELOC
172978AD0	TR 06 NCB1 2A3	27,500,000.00	11,000,000.00	58,055.56	11,058,055.56	53,120.13	11/17/2008	0.00	107,669.22	107,669.22	307.87
	CITIGROUP MTG 06-
17309SAD2	WFH4 CL A4	31,400,000.00	12,528,600.00	12,136.97	12,540,736.97	60,242.57	11/25/2008	0.00	87,993.05	87,993.05	171.09
	CITIGROUP MTG LN
17310RAB5	06 AR9 CL 1A2	20,000,000.00	9,662,000.00	7,619.44	9,669,619.44	46,450.43	11/25/2008	0.00	55,240.97	55,240.97	107.41
	CITIGROUP MTG SER
17311XAB1	07-AMC2 A3B	170,788,000.00	60,680,976.40	65,255.25	60,746,231.65	291,809.71	11/25/2008	0.00	473,100.55	473,100.55	919.88
	CITIGROUP MTG 07-
17312TAJ2	AHL2 CL A-3B	48,000,000.00	18,600,000.00	18,446.67	18,618,446.67	89,438.36	11/25/2008	0.00	133,738.33	133,738.33	260.04
	CITIGROUP MTG LN
17313BAD3	07-AMC4 A2C	36,285,000.00	18,146,128.50	13,823.58	18,159,952.08	87,235.87	11/25/2008	0.00	100,198.38	100,198.38	194.82
	CITIGROUP MTG LN
17313CAB5	07-WFHE3 A-2	125,723,000.00	65,526,827.60	47,757.28	65,574,584.88	315,003.91	11/25/2008	0.00	346,240.27	346,240.27	673.22
	CWABS ASSET BKD
23242FAC0	06-16 2A2	112,662,000.00	57,728,008.80	42,670.73	57,770,679.53	277,515.90	11/25/2008	0.00	309,362.81	309,362.81	601.52

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	CWALT ALT LN TR
23242GAC8	06-OA16 A-1C	160,300,000.00	98,408,170.00	61,426.07	98,469,596.07	473,023.32	11/25/2008	0.00	445,339.00	445,339.00	865.91
	CWALT ALT LN TR
23242GAD6	06-OA16 A 1-D	38,000,000.00	11,856,000.00	14,941.39	11,870,941.39	57,025.03	11/25/2008	0.00	108,325.07	108,325.07	210.62
	CWALT ALT SER 06-
23242GAR5	OA16 CL M9	51,732,000.00	25,369,372.80	20,168.30	25,389,541.10	121,965.01	11/25/2008	0.00	146,220.14	146,220.14	284.31
	CWALT ALT 06-0C8
232434AD2	2-A-2B	200,000,000.00	100,000,000.00	76,194.44	100,076,194.44	480,741.02	11/25/2008	0.00	552,409.72	552,409.72	1,074.09
	CWALT ALT LN TR
23243AAB2	2006 OA12 A-1B	89,209,000.00	49,457,469.60	121,776.48	49,579,246.08	238,166.30	11/20/2008	0.00	342,651.44	342,651.44	862.20
	CWALT ALT 2006-
23243AAC0	OA12 A-1C	10,000,000.00	1,665,000.00	13,925.69	1,678,925.69	8,065.14	11/20/2008	0.00	39,183.75	39,183.75	98.60
	CWALT ALT 06-OC7
23243VAC4	P/T 2-A-2	10,500,000.00	7,561,050.00	4,000.21	7,565,050.21	36,340.61	11/25/2008	0.00	29,001.51	29,001.51	56.39
	CWALT ALT P/T 06-
23244JAC0	OC11 CL 2A2A	24,000,000.00	16,029,600.00	9,143.33	16,038,743.33	77,046.11	11/25/2008	0.00	66,289.17	66,289.17	128.89
	DEUTSCHE ALT A 07-
25150MAC0	RAMP1 CL A2	87,099,000.00	68,799,500.10	32,988.75	68,832,488.85	330,654.07	11/25/2008	0.00	239,168.41	239,168.41	465.03
	DEUTSCHE ALT A
25150MAD8	2007 RAMP1 A3	40,896,000.00	18,816,249.60	15,898.32	18,832,147.92	90,464.93	11/25/2008	0.00	115,262.82	115,262.82	224.11
	DEUTSCHE ALT A 06-
25150RAD7	AR6 CL A4	99,400,000.00	62,005,720.00	37,868.64	62,043,588.64	298,041.89	11/25/2008	0.00	274,547.63	274,547.63	533.82
	DEUTSCHE ATL AT
25150VAC0	2007-AR3 1A3	45,223,089.89	26,301,749.08	17,278.99	26,319,028.07	126,430.03	11/25/2008	621,189.45	125,272.67	746,462.12	1,451.40
	DEUTSCHE ALT A
25150VAD8	2007-AR3 1A4	30,489,000.00	9,146,700.00	12,123.61	9,158,823.61	43,996.70	11/25/2008	0.00	87,896.19	87,896.19	170.90
	DEUTSCHE ALT A
25150VAL0	SECS 07-AR3 2A4	96,270,000.00	26,917,092.00	38,601.60	26,955,693.60	129,488.41	11/25/2008	0.00	279,861.57	279,861.57	544.16
	DEUTSCHE ALT A
25150VBA3	2007-AR3 2A2B	139,340,000.00	85,652,298.00	54,168.43	85,706,466.43	411,712.44	11/25/2008	0.00	392,721.08	392,721.08	763.60
	DEUTSCHE ALT A
251510NC3	SECS 06-AF1 IA4	125,388,000.00	47,145,888.00	49,580.51	47,195,468.51	226,715.23	11/25/2008	0.00	359,458.66	359,458.66	698.92
	DEUTSCHE ALT A
25151AAE1	2006 AR3 A-5	127,901,000.00	54,997,430.00	48,726.73	55,046,156.73	264,427.98	11/25/2008	0.00	353,268.78	353,268.78	686.89
	DEUTSCHE ALT A 07-
25151TAD2	BAR1 CL A4	73,020,000.00	19,357,602.00	28,386.53	19,385,988.53	93,125.44	11/25/2008	0.00	205,802.30	205,802.30	400.16
	DEUTSCHE ALT A 07-
25151UAD9	AR2 CL A4	11,889,223.50	8,318,889.68	4,483.23	8,323,372.91	39,983.40	11/25/2008	144,744.34	32,503.40	177,247.74	344.64
	DEUTSCHE ALT A 07-
25151UAE7	AR2 CL A5	9,436,000.00	2,406,180.00	3,610.58	2,409,790.58	11,576.03	11/25/2008	0.00	26,176.71	26,176.71	50.90
	DEUTSCHE ALT A 07-
25151UAF4	AR2 CL A6	5,548,267.97	2,437,908.95	2,101.41	2,440,010.35	11,721.20	11/25/2008	67,549.05	15,235.20	82,784.24	160.96
	DEUTSCHE ALT A 07-
25151UAG2	AR2 CL A7	4,309,000.00	296,028.30	1,664.59	297,692.89	1,430.04	11/25/2008	0.00	12,066.55	12,066.55	23.46
	DEUTSCHE ALT A 07-
25151YAB5	1 CL 1-A2	20,000,000.00	14,138,000.00	7,597.22	14,145,597.22	67,951.91	11/25/2008	0.00	55,079.86	55,079.86	107.10

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	DEUTSCHE ALT A 07-
25151YAC3	1 CL 1-A-3A	139,392,000.00	68,762,073.60	53,724.00	68,815,797.60	330,573.89	11/25/2008	0.00	389,499.00	389,499.00	757.33
	FBR SEC TR 2005-1
30246QAB9	BKD NT A-2	32,203,104.87	20,603,546.50	9,338.90	20,612,885.40	99,019.15	11/28/2008	299,992.10	96,501.97	396,494.07	634.89
	FIELDSTONE MTG
316599AE9	SER 06-3 CL 2A4	15,000,000.00	3,895,500.00	5,831.25	3,901,331.25	18,741.02	11/25/2008	0.00	42,276.56	42,276.56	82.20
	FIELDSTONE MTG
31659TDR3	05-2 CL 2-A-2	54,693,016.59	49,272,938.65	21,261.91	49,294,200.56	236,797.02	11/25/2008	5,889,440.43	154,148.85	6,043,589.28	11,751.00
	FIRST FRANKLIN 06-
320275AE0	FF16 CL 2A4	28,000,000.00	9,366,000.00	10,791.67	9,376,791.67	45,043.76	11/25/2008	0.00	78,239.58	78,239.58	152.13
	FIRST FRANKLIN 06-
32027EAF8	FF5 CL 2A4	25,000,000.00	7,087,500.00	9,718.75	7,097,218.75	34,093.26	11/25/2008	0.00	70,460.94	70,460.94	137.00
	FIRST FRANKLIN 05-
32027NVU2	FF9 CL A-3	58,813,053.04	48,044,383.03	23,124.97	48,067,507.99	230,904.29	11/25/2008	3,248,194.71	167,656.00	3,415,850.72	6,641.69
	FIRST FRANKLIN 06-
32027NZL8	FFH1 CL A-4	7,500,000.00	5,194,500.00	2,965.63	5,197,465.63	24,967.33	11/25/2008	0.00	21,500.78	21,500.78	41.81
	FIRST FRANKLIN 07-
32029GAD6	FF2 CL A2C	202,099,000.00	73,927,814.20	76,545.00	74,004,359.20	355,498.44	11/25/2008	0.00	554,951.22	554,951.22	1,079.03
	FIRST FRANKLIN 07-
32029GAE4	FF2 CL A2D	65,214,000.00	24,050,923.20	25,207.02	24,076,130.22	115,655.71	11/25/2008	0.00	182,750.91	182,750.91	355.34
	FIRST FRANKLIN 07
32029HAB8	FFC CL A2A	80,881,533.00	44,484,843.15	30,633.88	44,515,477.03	213,841.22	11/25/2008	3,072,638.47	222,095.64	3,294,734.10	6,406.20
	FIRST REP MTG LN
336161AT1	2000-FRB2 B1	608,345.54	517,397.88	1,415.42	518,813.30	2,492.25	11/17/2008	543.70	2,934.63	3,478.33	9.95
	GSAMP TR 2006 HE8
3622M8AD8	P/T CL A2C	85,335,000.00	40,687,728.00	32,510.26	40,720,238.26	195,609.84	11/25/2008	0.00	235,688.89	235,688.89	458.27
	GSAMP TR 2007 NC1
3622MGAD0	P/T CL A2C	136,365,000.00	54,777,820.50	51,648.24	54,829,468.74	263,387.06	11/25/2008	0.00	374,449.77	374,449.77	728.07
	GSAMP TR 2007 NC1
3622MGAE8	P/T CL A-2D	79,824,000.00	20,299,243.20	30,942.89	20,330,186.09	97,661.13	11/25/2008	0.00	224,335.93	224,335.93	436.19
	GSR MTG LN TR 07-
3622NAAD2	OA1 CL 2A2	74,739,000.00	38,079,520.50	29,054.79	38,108,575.29	183,064.07	11/25/2008	0.00	210,647.20	210,647.20	409.58
	GS MTG SECS CORP
362334AU8	06-FF3 CL A2B	79,739,451.58	59,142,751.24	30,644.31	59,173,395.55	284,254.20	11/25/2008	3,917,955.54	222,171.28	4,140,126.81	8,049.96
	GS MTG SECS CORP
362341D89	2005-15 2A3	114,715,000.00	50,910,517.00	45,997.53	50,956,514.53	244,782.36	11/25/2008	0.00	333,482.08	333,482.08	648.41
	GS MTG SECS CORP
362341L49	2005-WMC3 A2B	14,569,049.60	11,870,861.61	5,663.72	11,876,525.33	57,051.86	11/25/2008	704,292.84	41,020.54	745,313.38	1,449.17
	GS MTG 2005-FF8 CL
362341QP7	A2C	9,043,696.30	8,468,517.22	3,545.88	8,472,063.10	40,697.67	11/25/2008	1,205,434.47	25,707.65	1,231,142.12	2,393.80
	GS MTG SECS CORP
362341YD5	2005-F11 A2C	15,279,654.60	13,771,552.69	5,939.97	13,777,492.65	66,183.63	11/25/2008	1,351,454.58	43,064.75	1,394,519.33	2,711.47
	GSAA HM EQ TR
362381AS4	2006 12 A-2-A	35,021,000.00	16,701,514.90	13,264.20	16,714,779.10	80,293.62	11/25/2008	0.00	96,165.46	96,165.46	186.98
	GSAMP TR 2006 HE3
36244KAD7	P/T A-2C	51,980,000.00	33,651,852.00	19,745.18	33,671,597.18	161,749.93	11/25/2008	0.00	142,670.34	142,670.34	277.40

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	GE WMC MTG SECS
367910AC0	05-1 CL A2B	12,534,018.00	12,081,539.95	4,872.60	12,086,412.55	58,060.10	11/25/2008	2,463,580.35	35,326.35	2,498,906.70	4,858.81
	GREENPOINT MTG
39538AAC0	06-AR5 CL 1A2A1	34,500,000.00	19,430,400.00	13,143.54	19,443,543.54	93,401.92	11/25/2008	0.00	95,290.68	95,290.68	185.28
	GREENPOINT MTG
39538AAG1	06-AR5 CL A3A1	60,000,000.00	17,502,000.00	23,191.67	17,525,191.67	84,186.64	11/25/2008	0.00	168,139.58	168,139.58	326.93
	GREENPOINT MTG
39538BAB0	2003-AR6 1-A2A1	34,517,589.43	18,908,735.49	13,150.24	18,921,885.73	90,896.01	11/25/2008	0.00	95,339.26	95,339.26	185.38
	GREENPOINT MTG
39538BAC8	06-AR6 CL A2A2	24,171,000.00	13,226,371.20	9,154.77	13,235,525.97	63,580.16	11/25/2008	0.00	66,372.05	66,372.05	129.05
	GREENPOINT MTG
39538BAE4	2006-AR6 1-A3A	58,029,570.63	17,031,678.98	22,430.04	17,054,109.02	81,923.68	11/25/2008	0.00	162,617.80	162,617.80	316.19
	GREENPOINT MTG
39538CAC6	2006-AR7 1A2A1	34,500,000.00	18,033,150.00	13,162.71	18,046,312.71	86,689.97	11/25/2008	0.00	95,429.63	95,429.63	185.55
	GREENPOINT MTG
39538CAD4	06-AR7 CL 1A22	46,758,000.00	24,258,050.40	17,709.59	24,275,759.99	116,614.68	11/25/2008	0.00	128,394.55	128,394.55	249.65
	GREENPOINT MTG
39538CAE2	06-AR7 1-A3A1	60,000,000.00	16,080,000.00	23,225.00	16,103,225.00	77,355.87	11/25/2008	0.00	168,381.25	168,381.25	327.40
	GREENPOINT MTG
39538WBM9	2005-HY1 1-A1B	14,259,249.85	4,494,515.55	5,733.41	4,500,248.96	21,618.07	11/25/2008	0.00	41,567.20	41,567.20	80.82
	GREENPOINT MTG
39539FAC8	2006-AR4 A2-A	36,992,000.00	23,053,414.40	14,072.37	23,067,486.77	110,810.44	11/25/2008	0.00	102,024.71	102,024.71	198.37
	GREENPOINT MTG
39539FAE4	2006-AR4 A3-3	190,914,000.00	60,958,840.20	73,687.50	61,032,527.70	293,185.00	11/25/2008	0.00	534,234.38	534,234.38	1,038.75
	GREENPOINT MTG
39539HAC4	06-AR8 CL 1A2A	30,008,033.92	17,137,588.17	11,465.57	17,149,053.74	82,379.77	11/25/2008	0.00	83,125.38	83,125.38	161.63
	GREENPOINT MTG
39539HAD2	06-AR8 CL 1A3A	180,048,203.50	55,922,972.01	69,793.69	55,992,765.69	268,975.25	11/25/2008	0.00	506,004.22	506,004.22	983.86
	HSI ASSET 2005-NC1
40430HAD0	CL II A2	9,652,411.53	8,914,967.29	3,763.10	8,918,730.39	42,843.35	11/25/2008	802,424.56	27,282.48	829,707.03	1,613.26
	HSI SECUR 05-NC2
40430HBC1	CL 2-A-3	14,097,676.00	13,144,673.10	5,511.80	13,150,184.90	63,170.20	11/25/2008	1,559,281.16	39,960.55	1,599,241.71	3,109.53
	HSI ASSET SECURE
40430HBP2	05-NC2 CL 1A	15,886,405.39	14,553,535.98	6,211.14	14,559,747.12	69,941.39	11/25/2008	543,221.25	45,030.79	588,252.04	1,143.78
	HSI ASSET SECURE
40430HCA4	2005-OPT1 M1	33,491,000.00	7,826,846.70	13,689.45	7,840,536.15	37,663.98	11/25/2008	0.00	99,248.49	99,248.49	192.98
	HSI ASSET
	SECURITIZATION
40430HDD7	CORP	8,000,000.00	3,607,200.00	3,163.33	3,610,363.33	17,343.28	11/25/2008	0.00	22,932.33	22,932.33	44.59
	HSI ASSET SECURE
40430HER5	2006-NC1 2A	26,261,933.84	20,103,510.35	10,150.97	20,113,661.32	96,621.00	11/25/2008	837,890.19	72,985.54	910,875.73	1,771.08
	HSBC HOME EQUITY
40431FAA9	USA 07-1 A-S	28,563,652.04	18,220,753.64	39,078.65	18,259,832.28	87,715.67	11/20/2008	459,305.07	110,130.73	569,435.80	1,432.84
	HSBC HOME EQUITY
40431FAB7	LN TR 07-1 AM	17,852,282.30	11,405,823.16	24,642.35	11,430,465.51	54,909.10	11/20/2008	287,065.67	69,446.62	356,512.29	897.07
	HSBC HOME EQUITY
40431FAF8	07-1 CL A-2V	14,350,000.00	10,522,855.00	19,544.90	10,542,399.90	50,643.05	11/20/2008	0.00	55,081.08	55,081.08	138.60

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	HSBC HOME EQUITY
40431FAH4	07-1 CL A-3V	17,100,000.00	9,232,290.00	23,603.94	9,255,893.94	44,463.00	11/20/2008	0.00	66,520.19	66,520.19	167.38
	HSBC HOME EQUITY
40431FAJ0	07-1 CL A-4	24,300,000.00	13,396,590.00	34,433.44	13,431,023.44	64,519.28	11/20/2008	0.00	97,039.69	97,039.69	244.18
	HSI ASSET SECUR
40431JAD5	07-OPT1 CL 2A3	28,466,000.00	10,976,489.60	10,781.50	10,987,271.10	52,780.10	11/25/2008	0.00	78,165.86	78,165.86	151.98
	HSI ASSET SECUR
40431JAF0	07-OPT1 CL M1	17,396,000.00	1,297,741.60	6,743.37	1,304,484.97	6,266.42	11/25/2008	0.00	48,889.40	48,889.40	95.06
	HSI ASSET SECUR
40431JAG8	07-OPT1 CL M2	6,000,000.00	627,000.00	2,352.50	629,352.50	3,023.25	11/25/2008	0.00	17,055.63	17,055.63	33.16
	HSI ASSET SECUR
40431RAD7	07-WF1 CL 2A3	58,647,000.00	30,549,222.30	22,342.88	30,571,565.18	146,858.16	11/25/2008	0.00	161,903.60	161,903.60	314.80
	HOME EQUITY MTG
43708DAA4	07-1 CL A	68,653,737.23	44,034,507.06	26,002.60	44,060,509.66	211,655.67	11/25/2008	2,972,762.17	188,518.88	3,161,281.05	6,146.72
	HOME EQUITY MTG
43709XAF8	06-E CL 2A-4	30,000,000.00	8,058,000.00	11,562.50	8,069,562.50	38,764.16	11/25/2008	0.00	83,828.12	83,828.12	162.99
	HOME EQUITY LN
43710XAC2	07-FRE1 2-AV-2	22,355,000.00	11,528,473.50	8,491.80	11,536,965.30	55,420.70	11/25/2008	0.00	61,565.51	61,565.51	119.71
	HOME EQUITY LN
43710XAD0	07-FRE1 2-AV-3	33,800,000.00	13,695,760.00	13,102.19	13,708,862.19	65,853.95	11/25/2008	0.00	94,990.91	94,990.91	184.70
	HOMEBANC MTG TR
43739EAB3	2004-1 CL II-A	27,888,892.26	17,570,002.12	19,144.56	17,589,146.69	84,493.86	11/25/2008	301,954.60	95,722.81	397,677.42	773.23
	HOMEBANC MTG TR
43739EAJ6	2004-2 A-1	49,590,638.34	33,746,429.39	19,994.67	33,766,424.06	162,205.46	11/25/2008	818,652.29	144,961.36	963,613.65	1,873.63
	HOMEBANC MTG TR
43739EAP2	2005-1 A-1	120,098,539.70	70,161,566.89	46,821.75	70,208,388.64	337,263.55	11/25/2008	1,418,958.97	339,457.69	1,758,416.66	3,419.02
	HOMEBANC MTG TR
43739EAQ0	2005-1 A-2	24,200,729.40	8,775,184.48	9,596.26	8,784,780.74	42,199.89	11/25/2008	285,930.55	69,572.90	355,503.45	691.23
	HOMEBANC MTG TR
43739EAZ0	05-2 CL A-1	6,103,285.75	1,490,422.38	2,352.31	1,492,774.69	7,170.92	11/25/2008	0.00	17,054.24	17,054.24	33.16
	HOMEBANC MTG TR
43739EBJ5	05-3 MTG A-1	124,448,294.20	72,180,010.64	48,379.27	72,228,389.91	346,967.13	11/25/2008	1,184,317.55	350,749.74	1,535,067.29	2,984.75
	HOMEBANC MTG TR
43739EBS5	05-4 P/T CL A1	98,027,384.42	68,619,169.09	38,434.90	68,657,604.00	329,813.97	11/25/2008	992,551.51	278,653.05	1,271,204.56	2,471.70
	HOMEBANC MTG TR
43739ECB1	2005-5 CL A1	191,954,046.00	119,510,589.04	75,048.70	119,585,637.74	574,459.51	11/25/2008	1,358,856.02	544,103.08	1,902,959.09	3,700.07
	HOMEBANC MTG TR
43739ECD7	2005-5 CL M1	13,009,400.00	1,738,055.84	5,418.78	1,743,474.62	8,375.22	11/25/2008	0.00	39,286.13	39,286.13	76.39
	HOMEBANC MTG TR
43739ECE5	2005-5 CL M2	9,506,800.00	1,164,583.00	3,991.54	1,168,574.54	5,613.54	11/25/2008	0.00	28,938.63	28,938.63	56.27
	HOMEBANC MTG TR
43739HAA8	06 2 P/T A-1	13,268,477.92	7,961,086.75	5,069.66	7,966,156.42	38,267.42	11/25/2008	196,651.49	36,755.07	233,406.55	453.83
	IXIS REAL ESTATE 07-
45073DAC2	HE1 CL A3	45,000,000.00	16,641,000.00	17,093.75	16,658,093.75	80,021.32	11/25/2008	0.00	123,764.94	123,764.94	240.65
	IXIS REAL ESTATE 07-
45073DAD0	HE1 CL A4	46,000,000.00	17,121,200.00	17,831.39	17,139,031.39	82,331.62	11/25/2008	0.00	129,105.71	129,105.71	251.03

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	IMPAC CMB TR 03-
45254NFY8	11 CL 1-A-1	5,407,749.31	4,321,332.47	2,414.71	4,323,747.18	20,770.20	11/25/2008	316,764.25	17,506.65	334,270.90	649.95
	IMPAC CMB TR 04-4
45254NHT7	1 A2	18,622,548.00	14,093,544.33	8,025.80	14,101,570.13	67,740.42	11/25/2008	146,361.14	58,127.71	204,488.85	397.60
	IMPAC CMB TR 04-5
45254NJH1	1 A2	34,708,564.00	24,795,798.12	13,917.17	24,809,715.29	119,179.67	11/25/2008	402,370.87	100,899.48	503,270.35	978.55
	IMPAC TR CMB 04-7
45254NKF3	1-A-1	26,768,116.04	19,273,043.55	11,893.22	19,284,936.77	92,640.02	11/25/2008	274,835.79	86,196.63	361,032.42	701.98
	IMPAC CMB TR 04-B
45254NKQ9	COLL CL A-1	13,470,875.60	9,430,960.01	5,955.25	9,436,915.26	45,332.58	11/25/2008	166,224.29	43,175.56	209,399.85	407.15
	IMPAC CMB TR
45254NKS5	2001-8 CL 2-A-2	9,985,702.00	6,191,135.24	4,458.89	6,195,594.13	29,762.09	11/25/2008	206,223.06	32,326.98	238,550.04	463.83
	IMPAC CMB TR 04-
45254NLL9	10 COLL 2A	1,070,584.25	721,573.78	463.77	722,037.56	3,468.49	11/25/2008	10,564.28	3,361.84	13,926.11	27.08
	IMPAC CMB TR 04-
45254NMB0	11 COLL CL 2A1	32,774,173.29	20,319,987.44	14,270.42	20,334,257.86	97,680.69	11/25/2008	237,406.44	103,460.56	340,867.00	662.77
	IMPAC CMB TR 05-1
45254NML8	1-A-1	18,754,484.00	10,817,586.37	7,332.48	10,824,918.85	52,000.20	11/25/2008	148,830.37	53,160.50	201,990.86	392.75
	IMPAC CMB TR
45254NMP9	2005-1 CL 2-A-2	10,041,060.92	5,905,147.93	3,981.56	5,909,129.49	28,385.98	11/25/2008	210,952.48	28,866.31	239,818.79	466.30
	IMPAC CMB TR 05-2
45254NMY0	B2 CL 1-A-1	52,906,250.90	28,283,681.73	20,684.87	28,304,366.61	135,967.10	11/25/2008	520,601.95	149,965.34	670,567.28	1,303.83
	IMPAC CMB TR
45254NNQ6	2005-3 COLL A-2	8,436,469.19	4,808,787.44	3,335.92	4,812,123.36	23,116.24	11/25/2008	77,945.46	24,185.42	102,130.88	198.58
	IMPAC CMB TR 05-4
45254NPA9	COLL 1-A-1A	47,604,979.94	28,672,479.42	18,665.12	28,691,144.54	137,825.09	11/25/2008	677,120.11	135,202.64	812,322.75	1,579.46
	IMPAC CMB TR 05-6
45254NQG5	CTF 1-A-1	10,920,656.83	6,349,269.88	4,257.54	6,353,527.42	30,520.76	11/25/2008	218,307.52	30,867.16	249,174.68	484.49
	IMPAC CMB TR
45254NRG4	2005-8 CL 1A	108,333,580.40	71,500,163.06	42,355.42	71,542,518.48	343,672.37	11/25/2008	1,636,283.29	307,048.16	1,943,331.45	3,778.57
	IMPAC SECS ASSET
45254TRU0	05-1 CL 5A3	23,960,909.20	21,679,830.64	9,421.30	21,689,251.94	104,189.74	11/25/2008	476,590.30	68,304.40	544,894.70	1,059.48
	IMPAC CMB TR
452550AA4	2007-A CL A 144A	144,772,079.60	81,738,316.14	56,441.00	81,794,757.15	392,921.56	11/25/2008	2,525,112.94	409,197.27	2,934,310.21	5,705.40
	IMPAC MTG P/T SER
452559AB3	07-1 CL A2	200,000,000.00	69,780,000.00	75,972.22	69,855,972.22	335,570.63	11/25/2008	0.00	550,798.61	550,798.61	1,070.96
	IMPAC MTG P/T SER
452559AC1	07-1 CL A3	97,972,000.00	47,986,685.60	38,086.62	48,024,772.22	230,699.00	11/25/2008	0.00	276,127.96	276,127.96	536.90
	IMPAC SECD ASSETS
45255RAX5	06-3 CL A6	190,000,000.00	45,600,000.00	73,018.06	45,673,018.06	219,401.76	11/25/2008	0.00	529,380.91	529,380.91	1,029.31
	IMPAC SECD ASSETS
45255RAZ0	06-3 CL A7	32,378,000.00	10,438,667.20	12,694.87	10,451,362.07	50,205.73	11/25/2008	0.00	92,037.84	92,037.84	178.96
	IMPAC SECD ASSET
452570AA2	07-2 CL 1A1A	8,041,681.01	6,688,266.10	3,010.05	6,691,276.14	32,143.22	11/25/2008	179,537.39	21,822.83	201,360.22	391.52
	IMPAC SECD ASSET
452570AB0	07-2 CL 1-A1	188,015,314.40	90,510,572.35	73,299.86	90,583,872.21	435,142.28	11/25/2008	78,998.30	531,423.98	610,422.28	1,186.89

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	IMPAC SECD TR 07-2
452570AC8	CL 1-A1-C	91,882,831.73	44,792,880.47	37,148.74	44,830,029.21	215,352.25	11/25/2008	38,606.36	269,328.36	307,934.72	598.74
	IMPAC SECD ASSETS
45257BAD2	06-4 CL A2C	56,131,000.00	29,339,673.70	21,945.66	29,361,619.36	141,045.88	11/25/2008	0.00	159,106.05	159,106.05	309.36
	IMPAC SECD ASSETS
45257EAB0	06-5 CL 1A1B	175,592,000.00	119,964,454.40	67,480.98	120,031,935.38	576,603.41	11/25/2008	0.00	489,237.11	489,237.11	951.26
	IMPAC SECD P/T 06-5
45257EAC8	CL 1A1C	18,816,000.00	6,585,600.00	7,377.44	6,592,977.44	31,671.02	11/25/2008	0.00	53,486.44	53,486.44	104.00
	IMPAC SECD ASSETS
45257VAB2	TR 07-3 1A1B	100,641,000.00	49,716,654.00	39,124.19	49,755,778.19	239,014.32	11/25/2008	0.00	283,650.37	283,650.37	551.52
	INDYMAC MBS INC
45660LW96	2005-AR31 5A1	62,338,255.86	31,811,211.97	24,580.32	31,835,792.29	152,931.19	11/25/2008	340,834.73	178,207.33	519,042.06	1,009.21
	INDYMAC INDX 06-
45661LAB4	AR27 P/T I-A-2	173,002,000.00	100,739,064.60	65,908.96	100,804,973.56	484,241.89	11/25/2008	0.00	477,839.93	477,839.93	929.10
	INDYMAC INDX 06-
45661LAC2	AR27 P/T I-A-3	12,425,000.00	6,463,485.00	4,871.64	6,468,356.64	31,072.37	11/25/2008	0.00	35,319.36	35,319.36	68.67
	INDYMAC RESI 07-L1
45668QAA8	CL A1	67,563,672.78	50,510,601.77	25,739.88	50,536,341.65	242,763.95	11/25/2008	1,276,727.20	186,614.15	1,463,341.35	2,845.28
	INDTMAC INDX MTG
45668RAB4	07-FLX2 A-1B	66,656,238.07	43,919,795.26	25,171.99	43,944,967.25	211,100.64	11/25/2008	147,957.71	118,077.84	266,035.55	517.27
	INDYMAC INDX 07-
45668RAC2	FLX2 CL A1C	17,171,480.85	6,288,196.29	6,580.02	6,294,776.30	30,238.53	11/25/2008	-16,595.16	47,705.12	31,109.96	60.49
	INDYMAC INDX MTG
45668WAB3	07-FLX1 CL A2	15,000,000.00	8,433,000.00	5,731.25	8,438,731.25	40,537.56	11/25/2008	0.00	41,551.56	41,551.56	80.79
	INDYMAC INDX MTG
45668WAC1	07-FLX1 CL A3	46,890,000.00	19,618,776.00	18,280.59	19,637,056.59	94,331.51	11/25/2008	0.00	132,534.26	132,534.26	257.70
	IXIS REAL ESTATE
46602UAC2	CAP 06-HE3 A3	150,000,000.00	64,680,000.00	56,812.50	64,736,812.50	310,979.46	11/25/2008	0.00	411,675.00	411,675.00	800.45
	J P MORGAN ALT LN
466287AC3	2007-A1 1A3A	11,025,000.00	6,275,430.00	4,175.72	6,279,605.72	30,165.66	11/25/2008	0.00	32,351.02	32,351.02	62.90
	J P MORGAN MTG
46628TAD3	06-WMC2 CL A4	70,305,000.00	32,994,136.50	26,628.02	33,020,764.52	158,623.50	11/25/2008	0.00	192,858.46	192,858.46	374.99
	J P MORGAN MTG
46629QAW6	ACQ 06-CH2 AV5	66,197,000.00	19,111,073.90	25,513.43	19,136,587.33	91,927.38	11/25/2008	0.00	184,934.24	184,934.24	359.58
	J P MORGAN MTG
46629TAE0	06-CH1 CL A5	20,000,000.00	7,400,000.00	7,752.78	7,407,752.78	35,584.99	11/25/2008	0.00	56,129.76	56,129.76	109.14
	J P MORGAN MTG
46631KAD7	07-CH5 CL A-4	40,000,000.00	22,800,000.00	15,194.44	22,815,194.44	109,598.49	11/25/2008	0.00	110,159.72	110,159.72	214.19
	LEHMAN XS TR 2006
525161AH8	GP4 3-2A2	81,618,141.69	50,554,276.96	31,003.56	50,585,280.52	242,999.04	11/25/2008	0.00	224,775.80	224,775.80	437.05
	LEHMAN XS TR 2006
525161AK1	GP4 P/T 3A3A	125,917,804.80	38,530,848.27	48,530.82	38,579,379.09	185,325.69	11/25/2008	0.00	351,848.45	351,848.45	684.13
	LEHMAN XS TR 05-8
525221DT1	CTF 1A3	47,274,000.00	27,716,746.20	18,955.56	27,735,701.76	133,235.38	11/25/2008	0.00	137,427.82	137,427.82	267.21
	LEHMAN XS TR 05-8
525221DU8	CTF 1A4	12,229,762.39	7,945,676.62	4,835.85	7,950,512.48	38,192.27	11/25/2008	282,860.54	35,059.93	317,920.47	618.16

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	LEHMAN XS TR
525221FP7	2005-10 CL IA3	29,823,522.70	27,461,499.70	11,627.03	27,473,126.73	131,974.03	11/25/2008	1,294,169.19	84,295.98	1,378,465.17	2,680.25
	LEHMAN XS TR
525221FQ5	2005-10 CL IA4	27,252,000.00	15,427,357.20	10,927.30	15,438,284.50	74,161.66	11/25/2008	0.00	79,222.89	79,222.89	154.04
	LEHMAN XS TR SER
525228AH5	2006 GP3	43,580,727.54	29,355,978.07	16,554.62	29,372,532.69	141,098.30	11/25/2008	0.00	120,021.02	120,021.02	233.37
	LEHMAN XS TR 06
525228AK8	GP3 CL 3A3A	75,244,756.02	25,613,314.95	29,000.58	25,642,315.53	123,179.27	11/25/2008	0.00	210,254.23	210,254.23	408.81
	LEHMAN XS TR 2006
52522HAE2	8 P/T 2-A3	59,148,184.20	36,760,596.48	22,468.09	36,783,064.58	176,696.65	11/25/2008	1,592,125.67	162,893.70	1,755,019.37	3,412.42
	LEHMAN XS 2006 8
52522HAF9	P/T 2-A4A	16,479,000.00	4,943,700.00	6,442.83	4,950,142.83	23,779.25	11/25/2008	0.00	46,710.53	46,710.53	90.82
	LEHMAN XS 2006
52522RAB6	GP1 A2-A	63,066,581.21	49,860,439.10	24,026.62	49,884,465.72	239,632.50	11/25/2008	0.00	174,192.96	174,192.96	338.70
	LEHMAN XS TR 2006
52523MAB6	15 CL A2	40,051,000.00	23,249,605.50	15,258.32	23,264,863.82	111,758.59	11/25/2008	0.00	110,622.82	110,622.82	215.09
	LEHMAN XS TR 2006
52523MAC4	15 CL A3	40,000,000.00	11,936,000.00	15,683.33	11,951,683.33	57,412.90	11/25/2008	0.00	113,704.16	113,704.16	221.08
	LEHMAN XS TR 06-
52523QAC5	20 P/T CL A3	71,981,000.00	19,190,134.60	27,982.61	19,218,117.21	92,319.03	11/25/2008	0.00	202,873.99	202,873.99	394.46
	LEHMAN XS TR 2007
525241AD7	1 P/T CL 1A4	36,228,000.00	7,397,757.60	14,043.38	7,411,800.98	35,604.44	11/25/2008	0.00	101,814.52	101,814.52	197.97
	LEHMAN XS TR 07-
52524TAB0	8H P/T CL A2	214,441,000.00	110,351,338.60	83,602.21	110,434,940.81	530,501.85	11/25/2008	0.00	606,115.99	606,115.99	1,178.52
	LEHMAN XS TR 07-
52524TAC8	8H P/T CL A3	94,535,000.00	30,875,131.00	37,380.71	30,912,511.71	148,495.98	11/25/2008	0.00	271,010.20	271,010.20	526.95
	LONG BEACH MTG
542512AD0	06-11 CL 2A3	105,000,000.00	34,293,000.00	40,002.08	34,333,002.08	164,927.16	11/25/2008	0.00	290,015.10	290,015.10	563.90
	LONG BEACH 05-
542514MW1	WL2 CL III-A1	2,550,565.12	2,416,660.45	974.53	2,417,634.98	11,613.71	11/25/2008	343,580.84	7,065.33	350,646.17	681.79
	MASTR ASSET BKD
55275RAE2	06-NC3 CL A-5	52,105,000.00	13,839,088.00	20,082.14	13,859,170.14	66,575.99	11/25/2008	0.00	145,595.48	145,595.48	283.09
	MASTR ADJ RT MTG
576433RJ7	04-9	9,059,473.48	8,631,866.33	3,783.59	8,635,649.92	41,483.50	11/25/2008	192,208.43	27,431.02	219,639.45	427.06
	MASTR ADJ RT MTGS
576433RP3	TR 2004-9	25,939.76	25,319.80	10.49	25,330.29	121.68	11/25/2008	1,696.35	76.04	1,772.38	3.45
	MASTR ASSET BKD
57645EAC4	2006-AM3 A-3	30,000,000.00	20,235,000.00	11,429.17	20,246,429.17	97,258.78	11/25/2008	0.00	82,861.46	82,861.46	161.11
	MERRILL LYNCH MTG
5899292T4	2003-F CL B1	1,092,672.81	208,809.77	702.73	209,512.50	1,006.45	11/25/2008	4,573.24	3,513.63	8,086.86	15.72
	MERRILL LYNCH MTG
59020UPA7	INVS 04-G A2	2,039,026.41	1,141,039.18	1,182.64	1,142,221.81	5,486.95	11/25/2008	11,129.78	5,913.18	17,042.96	33.14
	MERRILL LYNCH 05-
59020UZH1	A6 CTF 2-A-2	57,552,602.91	46,646,384.66	22,629.36	46,669,014.02	224,186.28	11/25/2008	1,789,667.12	164,062.89	1,953,730.01	3,798.78
	MERRILL LYNCH ALT
59023MAC4	07-A1 CL A2B	21,912,000.00	11,569,536.00	8,299.17	11,577,835.17	55,617.03	11/25/2008	0.00	60,168.98	60,168.98	116.99

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	MERRILL LYNCH 07-
59024VAG4	2 CL A-2C	54,210,000.00	22,573,044.00	20,712.74	22,593,756.74	108,534.76	11/25/2008	0.00	150,167.35	150,167.35	291.98
	MERRILL LYNCH 07-
59025CAD2	4 CL 2-A3	61,548,000.00	25,093,119.60	23,379.69	25,116,499.29	120,653.38	11/25/2008	0.00	169,502.76	169,502.76	329.58
	MERRILL LYNCH ALT
59025EAV8	07-OAR4 A1	107,428,610.40	61,524,365.18	41,882.24	61,566,247.41	295,748.86	11/25/2008	935,338.26	303,646.22	1,238,984.49	2,409.05
	MORGAN STANLEY
61744CVG8	ABS 2005-4 A2B	13,426,394.70	12,694,656.19	5,189.67	12,699,845.86	61,006.88	11/25/2008	1,612,792.81	37,625.14	1,650,417.95	3,209.03
	MORGAN STANLEY
61744CXL5	ABS 06-WMC1 A2B	37,132,077.50	34,005,556.57	14,270.06	34,019,826.64	163,422.74	11/25/2008	1,431,562.57	103,372.22	1,534,934.79	2,984.49
	MORGAN STANLEY
61746REV9	ABS 04-HE1 A4	939,550.20	592,292.45	378.82	592,671.27	2,847.04	11/25/2008	0.00	2,746.46	2,746.46	5.34
	MORGAN STANLEY
61748JAD9	MTG 06 9AR A-4	14,000,000.00	8,864,800.00	5,318.06	8,870,118.06	42,609.83	11/25/2008	0.00	38,555.90	38,555.90	74.97
	MORGAN STANLEY
61751TAC3	07-2AX CL 2A2	35,000,000.00	17,685,500.00	13,295.14	17,698,795.14	85,020.59	11/25/2008	0.00	96,389.76	96,389.76	187.42
	MORGAN STANLEY
61751TAD1	07-2AX CL 2A3	12,000,000.00	6,088,800.00	4,665.00	6,093,465.00	29,271.48	11/25/2008	0.00	33,821.25	33,821.25	65.76
	MORGAN STANLEY
61753KAC0	07-HE5 CL A-2B	29,500,000.00	19,933,150.00	11,271.46	19,944,421.46	95,808.01	11/25/2008	0.00	81,690.27	81,690.27	158.84
	MORGAN STANLEY
61753KAD8	07-HE5 CL A2C	77,000,000.00	33,964,700.00	30,019.31	33,994,719.31	163,302.13	11/25/2008	0.00	217,565.91	217,565.91	423.03
	MORGAN STANLEY
61755CAC6	07-HE6 CL A-3	68,000,000.00	30,205,600.00	25,981.67	30,231,581.67	145,224.96	11/25/2008	0.00	188,230.87	188,230.87	365.99
	MORTGAGE IT TR 05-
61913PAP7	1 CL 1-A-1	55,584,974.20	33,350,984.52	33,154.12	33,384,138.64	160,369.06	11/25/2008	1,158,812.47	165,770.60	1,324,583.08	2,575.49
	MORTGAGEIT TR 05-
61915RAB2	2 MTG CL 1A2	10,769,382.00	5,675,464.31	6,441.44	5,681,905.75	27,294.45	11/25/2008	133,276.59	32,207.18	165,483.78	321.76
	MORTGAGEIT TR 07-
61915YAD3	1 CL 2-A-1-3	68,643,103.64	42,991,175.81	26,379.93	43,017,555.74	206,645.58	11/25/2008	1,194,361.20	191,254.46	1,385,615.66	2,694.16
	MORTGAGEIT TR 07-
61915YAE1	1 CL 2-A-1-4	18,000,000.00	4,928,400.00	7,077.50	4,935,477.50	23,708.80	11/25/2008	0.00	51,311.88	51,311.88	99.77
	NATIONSTAR H E 07-
63860KAD4	C CL 2-AV-3	10,000,000.00	4,742,000.00	3,820.83	4,745,820.83	22,797.74	11/25/2008	0.00	27,701.04	27,701.04	53.86
	NATIONSTAR H E 07-
63860KAE2	C CL 2-AV-4	42,306,000.00	15,441,690.00	16,493.46	15,458,183.46	74,257.25	11/25/2008	0.00	119,577.61	119,577.61	232.50
	NEWCASTLE MTG
65106AAL7	SECS 06-1 CL A-3	150,000,000.00	111,000,000.00	57,312.50	111,057,312.50	533,491.56	11/25/2008	0.00	415,515.60	415,515.60	807.92
	NEWCASTLE MTG
65106AAM5	SECS 06-1 CL A-4	106,279,000.00	60,759,704.30	41,788.31	60,801,492.61	292,075.17	11/25/2008	0.00	302,965.29	302,965.29	589.08
	NOMURA ASSET
65535VNA2	CORP 05-AR4 VA1	9,376,940.80	8,441,122.11	3,645.29	8,444,767.39	40,566.55	11/25/2008	788,578.22	26,428.32	815,006.54	1,584.68
	NOMURA ASSET
65535VNB0	ACCEP 05-AR4 VA2	7,879,000.00	4,108,110.60	3,203.03	4,111,313.63	19,749.72	11/25/2008	0.00	23,221.98	23,221.98	45.15
	NOMURA ASSET
65535VPY8	ACCEP 05AR5 IIIA3	23,969,000.00	14,726,553.60	9,744.06	14,736,297.66	70,789.49	11/25/2008	0.00	70,644.47	70,644.47	137.36

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	NOMURA ASSET 05-
65535VQH4	AR5 CL 111-A-2	25,919,838.11	23,628,524.42	10,047.54	23,638,571.96	113,553.79	11/25/2008	1,192,851.74	72,844.65	1,265,696.39	2,460.99
	NOMURA ASSET
65535VRK6	ACCEP 2005-A4A1	57,312,057.26	33,493,166.26	22,407.42	33,515,573.69	161,000.44	11/25/2008	1,874,158.68	162,453.81	2,036,612.49	3,959.94
	NOMURA ASSET
65535VSF6	ACCEP 06-AR1 VA1	64,319,136.62	46,483,440.04	25,218.46	46,508,658.50	223,415.97	11/25/2008	1,587,677.96	182,833.84	1,770,511.80	3,442.54
	NOVASTAR MTG FDG
66988RAD9	TR 2006-6 2 A3	30,000,000.00	10,527,000.00	11,429.17	10,538,429.17	50,623.98	11/25/2008	0.00	82,861.46	82,861.46	161.11
	NOVASTAR MTG FDG
66988RAE7	06-6 CL A2D	45,475,000.00	16,020,842.50	17,526.82	16,038,369.32	77,044.32	11/25/2008	0.00	127,069.47	127,069.47	247.07
	OPTEUM MTG ACCEP
68383NAT0	CORP 05-2 AI3	10,000,000.00	5,500,000.00	3,976.39	5,503,976.39	26,439.73	11/25/2008	0.00	28,828.82	28,828.82	56.05
	OPTEUM MTG ACCEP
68383NBL6	05-3 CL A-1B	7,590,296.28	6,527,654.80	2,967.60	6,530,622.40	31,371.48	11/25/2008	181,867.47	21,515.06	203,382.54	395.45
	OPTEUM MTG ACCEP
68383NCC5	05-4 CL 1-A1B	68,915,219.05	51,858,702.34	27,097.08	51,885,799.42	249,246.41	11/25/2008	2,097,804.30	196,453.84	2,294,258.13	4,460.90
	OPTEUM MTG ACCEP
68383NCD3	05-4 CL 1-A1C	47,190,000.00	19,579,131.00	19,236.48	19,598,367.48	94,145.66	11/25/2008	0.00	139,464.47	139,464.47	271.17
	OPTEUM MTG ACCEP
68383NCX9	2005-5 1A1C	35,000,000.00	25,704,000.00	13,645.14	25,717,645.14	123,541.14	11/25/2008	0.00	98,927.26	98,927.26	192.35
	OPTEUM MTG ACCEP
68383NCY7	2005-5 1A1D	41,107,000.00	16,685,331.30	16,619.79	16,701,951.09	80,232.00	11/25/2008	0.00	120,493.47	120,493.47	234.28
	OPTEUM MTG ACCEP
68384CAB2	2006 2 A1B	124,269,000.00	55,921,050.00	47,204.96	55,968,254.96	268,857.50	11/25/2008	0.00	342,235.96	342,235.96	665.44
	OPTEUM MTG 2006
68384CAC0	2 P/T A1C	50,000,000.00	27,220,000.00	19,604.17	27,239,604.17	130,852.25	11/25/2008	0.00	142,130.21	142,130.21	276.35
	OPTION ONE MTG LN
68389BAP8	06-3 CL 2A4	30,000,000.00	9,786,000.00	11,595.83	9,797,595.83	47,065.20	11/25/2008	0.00	84,069.79	84,069.79	163.46
	OPTION ONE MTG LN
68389FJF2	TR 05-4 A3	23,285,581.50	20,160,656.46	9,104.02	20,169,760.48	96,890.49	11/25/2008	956,029.10	66,004.11	1,022,033.21	1,987.22
	OPTION ONE MTG
68402YAD8	07-CP1 CL 2A3	10,190,000.00	2,891,922.00	3,927.40	2,895,849.40	13,910.94	11/25/2008	0.00	28,473.62	28,473.62	55.36
	OPTION ONE MTG LN
68403KAC9	07-6 CL 2A3	10,000,000.00	3,617,000.00	3,820.83	3,620,820.83	17,393.52	11/25/2008	0.00	27,701.04	27,701.04	53.86
	OPTION ONE MTG
68403KAD7	07-6 CL 2A4	14,451,000.00	4,114,199.70	5,633.88	4,119,833.58	19,790.65	11/25/2008	0.00	40,845.65	40,845.65	79.42
	PHH ALTERNATIVE
69337BAA2	07-1 CL 1A1	171,008,798.30	107,222,516.53	64,959.59	107,287,476.13	515,382.21	11/25/2008	1,671,637.07	470,957.05	2,142,594.12	4,166.01
	PHH ALTERNATIVE
69337BAB0	07-1 CL 1A2	58,737,000.00	28,798,751.10	22,899.27	28,821,650.37	138,452.00	11/25/2008	0.00	166,019.72	166,019.72	322.80
	PHH ALT 2007 2 I-A-
69337HAA9	1	10,784,455.48	8,731,095.16	4,036.68	8,735,131.84	41,961.39	11/25/2008	84,675.13	29,265.94	113,941.07	221.54
	PHH ALTERNATIVE
69337MAA8	SER 07-3 CL A1	17,424,372.48	14,519,729.59	6,522.04	14,526,251.63	69,780.48	11/25/2008	276,400.20	47,284.79	323,684.99	629.36
	PHH
	ALTERNATIVEMTG
69337MAB6	07-3 CL A2	79,013,000.00	46,530,755.70	30,277.34	46,561,033.04	223,667.56	11/25/2008	0.00	219,510.73	219,510.73	426.81

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	POPULAR ABS INC
73316PGT1	2005-5 CL AV2B	6,587,835.62	6,333,545.17	2,575.66	6,336,120.83	30,437.14	11/25/2008	967,250.73	18,673.54	985,924.27	1,917.01
	POPULAR ABS MTG
73316TAC6	P/T 06-E CL A3	11,867,000.00	5,200,119.40	4,573.74	5,204,693.14	25,002.04	11/25/2008	0.00	33,159.61	33,159.61	64.47
	PUMA GLOBAL TR S1
74588VAA4	A 144A	1,529,505.76	1,290,306.35	10,332.77	1,300,639.12	6,247.95	11/10/2008	253,379.65	11,608.40	264,988.05	969.86
	RAAC SER 2006-SP2
74919PAC3	CL A-3	20,337,000.00	11,370,416.70	7,973.80	11,378,390.50	54,658.94	11/25/2008	0.00	57,810.04	57,810.04	112.40
	RAAC SER 06-SP4 CL
74919VAB2	A2	20,724,000.00	13,543,134.00	7,895.27	13,551,029.27	65,095.76	11/25/2008	0.00	57,240.70	57,240.70	111.30
	RAAC SER 06-SP4 CL
74919VAC0	A3	22,545,000.00	9,969,399.00	8,789.42	9,978,188.42	47,932.72	11/25/2008	0.00	63,723.28	63,723.28	123.90
	RASC SER 2007 KS1
74924SAC0	CL A3	35,455,000.00	20,627,719.00	13,428.58	20,641,147.58	99,154.91	11/25/2008	0.00	97,357.21	97,357.21	189.30
	RASC SER 07-KS3 TR
74924YAC7	AB CTF AI3	118,000,000.00	47,695,600.00	46,003.61	47,741,603.61	229,338.73	11/25/2008	0.00	333,526.18	333,526.18	648.50
	RALI SER 2006-QO5
75114HAD9	CL 2A1	56,136,299.80	29,752,238.89	21,511.12	29,773,750.01	143,025.65	11/25/2008	668,401.31	155,955.61	824,356.92	1,602.86
	RALI SER 2006 QO5
75114HAE7	CL 2A2	19,246,731.36	7,850,741.72	7,460.78	7,858,202.50	37,748.84	11/25/2008	229,166.17	54,090.67	283,256.83	550.76
	RALI SER 2006-QO8
75115FAD2	CL I-A3A	186,877,369.80	58,081,486.53	71,818.01	58,153,304.55	279,353.94	11/25/2008	0.00	520,680.58	520,680.58	1,012.40
	RAMP SER 2007-RS2
75157DAB0	P/T CL A2	55,000,000.00	21,477,500.00	21,625.69	21,499,125.69	103,276.43	11/25/2008	0.00	156,786.28	156,786.28	304.85
	RASC SER 06-KS9 P/T
75406YAC1	CL AI3	45,000,000.00	21,915,000.00	17,093.75	21,932,093.75	105,356.30	11/25/2008	0.00	123,929.69	123,929.69	240.97
	RESIDENTIAL ASST
76112BE30	05-SP2 CL AI2	6,631,935.65	6,416,397.74	2,615.01	6,419,012.75	30,835.33	11/25/2008	954,482.32	18,958.82	973,441.14	1,892.73
	RESIDENTIAL ASST
76112BH29	05-EFC5 CL A2	7,036,788.80	6,615,285.15	2,759.01	6,618,044.16	31,791.43	11/25/2008	360,118.85	20,002.81	380,121.65	739.10
	RESIDENTIAL ASSET
76112BLD0	05-RS3 AIA3	2,000,000.00	1,535,800.00	790.83	1,536,590.83	7,381.40	11/25/2008	0.00	5,733.54	5,733.54	11.15
	RESMAE MTG LN
76116RAE1	2006-1 CL A-2C	20,944,000.00	9,975,627.20	8,048.90	9,983,676.10	47,959.08	11/25/2008	0.00	58,354.49	58,354.49	113.46
	SECURITIZED ASSET
81377CAC2	06-NC3 A2C	15,949,000.00	5,615,642.90	6,200.17	5,621,843.07	27,005.93	11/25/2008	0.00	44,951.26	44,951.26	87.40
	SECURITIZED ASSET
81379EAB8	07-BR5 A2B	169,142,000.00	73,492,199.00	64,626.34	73,556,825.34	353,348.60	11/25/2008	0.00	468,540.96	468,540.96	911.02
	SOUNDVIEW HOME
83611MKY3	LN TR 2006-1 A4	14,076,000.00	9,043,830.00	5,565.89	9,049,395.89	43,471.04	11/25/2008	0.00	40,352.67	40,352.67	78.46
	SOUNDVIEW HOME
83611MPJ1	LN 06-OPT3 2A4	15,000,000.00	6,946,500.00	5,847.92	6,952,347.92	33,397.34	11/25/2008	0.00	42,397.39	42,397.39	82.44
	SOUNDVIEW HOME
83611XAC8	06-EQ2 CL A3	105,017,000.00	44,527,208.00	39,891.87	44,567,099.87	214,089.21	11/25/2008	0.00	289,216.09	289,216.09	562.34
	SOUNDVIEW HOME
83612KAD3	07-OPT3 CL 2A3	34,671,000.00	15,647,022.30	13,247.21	15,660,269.51	75,228.02	11/25/2008	0.00	96,042.28	96,042.28	186.74

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	SOUNDVIEW HOME
83612LAU3	LN 06-WF1 CL A4	100,000,000.00	28,480,000.00	39,319.44	28,519,319.44	136,999.68	11/25/2008	0.00	285,065.97	285,065.97	554.28
	SOUNDVIEW HOME
83612PAC4	LN 07-1 CL 2A2	13,560,000.00	7,458,000.00	5,105.72	7,463,105.72	35,850.89	11/25/2008	0.00	37,016.44	37,016.44	71.97
	SOUNDVIEW HOME
83612PAD2	07-1 CL 2A3	39,370,000.00	13,818,870.00	14,998.88	13,833,868.88	66,454.45	11/25/2008	0.00	108,741.85	108,741.85	211.43
	SOUNDVIEW HOME
83612PAE0	07-1 CL 2A4	29,764,000.00	8,539,291.60	11,603.83	8,550,895.43	41,076.36	11/25/2008	0.00	84,127.74	84,127.74	163.58
84751NAF1	SURF 2006-BC5 A2E	18,463,000.00	4,983,163.70	7,115.95	4,990,279.65	23,972.06	11/25/2008	0.00	51,590.62	51,590.62	100.31
	SPECIALTY
	UNDERWRITING 05-
84751PFC8	HB1	6,052,692.34	5,868,085.22	2,346.26	5,870,431.48	28,200.09	11/25/2008	405,438.62	17,010.35	422,448.97	821.40
	SPECIALTY
	UNDERWRIT 05-AB3
84751PJG5	A2C	20,841,000.00	10,280,865.30	8,379.82	10,289,245.12	49,426.96	11/25/2008	0.00	60,753.68	60,753.68	118.13
	STRUCTURED ASSET
863576EF7	2006-GEL1 A2	38,411,000.00	24,041,444.90	15,401.74	24,056,846.64	115,563.08	11/25/2008	0.00	111,662.64	111,662.64	217.11
	STRUCTURED ASSET
863576FF6	2006-WF1 A4	11,932,484.33	10,708,211.44	4,545.95	10,712,757.38	51,461.41	11/25/2008	605,934.30	32,958.10	638,892.40	1,242.25
	STRUCTURED ADJ RT
863579MH8	05-6VS A-2	2,033,511.12	2,014,192.76	792.79	2,014,985.55	9,679.49	11/25/2008	1,375,421.61	5,747.71	1,381,169.32	2,685.51
	STRUCTURED ADJ RT
863579NY0	MTG 05-8XS	47,513,426.09	41,175,135.05	18,682.02	41,193,817.06	197,884.80	11/25/2008	1,628,067.90	135,444.63	1,763,512.53	3,428.93
	STRUCTURED ASSET
86358ESY3	05-5 CL A3	9,209,028.00	8,064,345.82	3,569.78	8,067,915.60	38,756.25	11/25/2008	381,715.83	25,880.89	407,596.71	792.52
	STRUCTURED ASSET
86359BWS6	SECS 04-08 B1	45,667,446.13	5,069,086.52	19,833.63	5,088,920.15	24,445.90	11/25/2008	429,889.49	145,771.12	575,660.61	1,119.30
	STRUCTURED ASSET
86359DLJ4	05-WF3 CL A2	11,778,613.20	11,257,998.50	4,565.85	11,262,564.35	54,102.54	11/25/2008	438,432.35	33,007.96	471,440.32	916.66
	STRUCTURED ASSET
86359DVC8	2005-OPT1 A2	92,702,361.92	68,803,693.02	35,729.04	68,839,422.05	330,687.37	11/25/2008	4,306,745.68	259,035.51	4,565,781.18	8,877.59
	STRUCTURED ASSET
86359DVF1	2005-OPT1 M-1	14,385,000.00	3,056,812.50	5,943.80	3,062,756.30	14,712.72	11/25/2008	0.00	43,092.56	43,092.56	83.79
	STRUCTURED ASSET
86361HAP9	06-AR7 CL A11	9,943,000.00	2,624,952.00	3,931.63	2,628,883.63	12,628.50	11/25/2008	0.00	28,504.30	28,504.30	55.42
	STRUCTURED ASSET
86361NAB7	06-GEL4 CL A2	50,707,000.00	25,140,530.60	19,599.66	25,160,130.26	120,862.98	11/25/2008	0.00	142,097.56	142,097.56	276.29
	STRUCTURED ASSET
86362PAG0	07-BC1 CL M1	35,000,000.00	6,993,000.00	13,567.36	7,006,567.36	33,657.80	11/25/2008	0.00	98,363.37	98,363.37	191.26
	STRUCTURED ASSET
86362QAB9	07-GEL1 CL A2	10,000,000.00	4,247,000.00	3,831.94	4,250,831.94	20,419.93	11/25/2008	0.00	27,781.60	27,781.60	54.02
	STRUCTURED ASSET
86362QAC7	07-GEL1 CL A3	13,630,000.00	4,497,900.00	5,389.53	4,503,289.53	21,632.68	11/25/2008	0.00	39,074.09	39,074.09	75.97
	TERWIN MTG TR
88156PAY7	2006-7 II-A-2	18,000,000.00	10,036,800.00	6,857.50	10,043,657.50	48,247.22	11/25/2008	0.00	49,716.88	49,716.88	96.67
	TERWIN MTG TR
88156PAZ4	2006-7 II-A-3	57,300,000.00	14,726,100.00	22,466.38	14,748,566.38	70,848.43	11/25/2008	0.00	162,881.21	162,881.21	316.70

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	TERWIN MTG TR 07-
88157JAA2	2AL1 A1A	16,256,211.00	8,128,105.50	6,102.85	8,134,208.35	39,074.70	11/25/2008	530,909.55	44,245.68	575,155.23	1,118.32
	TERWIN MTG TR 07-
88157TAA0	3 SL CL A-1	206,498,017.24	21,785,540.82	81,652.76	21,867,193.58	105,044.53	11/25/2008	633,771.11	591,982.49	1,225,753.60	2,383.32
	THORNBURG MTG
885220DW0	SECS TR 04-3 A-1	4,680,527.10	2,983,836.03	2,791.74	2,986,627.77	14,347.01	11/25/2008	51,995.02	13,958.70	65,953.71	128.24
	THORNBURG MTG
88522XAC5	SECS 07-3 2A-1	58,183,311.10	45,580,805.92	22,489.47	45,603,295.38	219,066.83	11/25/2008	500,893.91	163,048.63	663,942.54	1,290.95
	WAMU ASSET BKD
93364EAC8	07-HE3 CL 2A2	14,000,000.00	8,932,000.00	5,333.61	8,937,333.61	42,932.72	11/25/2008	0.00	38,668.68	38,668.68	75.19
	WAMU ASSET BKD
93364EAD6	07-HE3 CL 2A3	39,000,000.00	16,325,400.00	15,161.25	16,340,561.25	78,495.97	11/25/2008	0.00	109,919.06	109,919.06	213.72
	WAMU ASSET BKD
93364EAE4	07-HE3 CL 2A4	12,000,000.00	3,322,800.00	4,731.67	3,327,531.67	15,984.63	11/25/2008	0.00	34,304.58	34,304.58	66.70
	WASHINGTON MUT
93934QAC2	06-HE4 CL 2A2	29,606,000.00	13,633,563.00	11,311.96	13,644,874.96	65,546.57	11/25/2008	0.00	82,011.70	82,011.70	159.46
	WASHINGTON MUT
93934XAC7	2006-HE5 II-A-2	25,000,000.00	11,787,500.00	9,552.08	11,797,052.08	56,670.09	11/25/2008	0.00	69,252.60	69,252.60	134.65
	WASHINGTON MUT
93936AAB7	07-HY1 CL A2A	45,400,000.00	20,838,600.00	25,868.54	20,864,468.54	100,227.69	11/25/2008	0.00	133,654.13	133,654.13	259.87
	WASHINGTON MUT
93936AAD3	P/T CL A-3A	42,000,000.00	19,395,600.00	24,421.25	19,420,021.25	93,288.93	11/25/2008	0.00	126,176.46	126,176.46	245.33
	WASHINGTON MUT
93936LAA5	P/T 07-OC2 A-1	14,909,959.80	11,179,487.86	5,564.31	11,185,052.17	53,730.19	11/25/2008	734,855.31	40,334.36	775,189.67	1,507.26
	WASHINGTON MUT
93936LAB3	P/T 07-OC2 A2	50,000,000.00	27,970,000.00	19,159.72	27,989,159.72	134,452.93	11/25/2008	0.00	138,884.17	138,884.17	270.04
	WELLS FARGO HM
9497EUAD9	EQTY 06-1 CL A4	3,000,000.00	1,721,700.00	1,162.92	1,722,862.92	8,276.20	11/25/2008	0.00	8,431.15	8,431.15	16.39
	WELLS FARGO 05-2
949920AK8	CL A2	5,560,400.60	5,396,368.78	2,173.96	5,398,542.74	25,933.25	11/25/2008	934,145.16	15,760.37	949,905.53	1,846.97
	ABFC 2006 OPT2 TR
00075XAG2	CL M1	13,466,000.00	2,468,317.80	5,249.87	2,473,567.67	11,882.40	11/25/2008	0.00	38,047.68	38,047.68	73.98
	ABFC 2006 OPT2 TR
00075XAH0	CL M2	12,000,000.00	1,159,200.00	4,731.67	1,163,931.67	5,591.24	11/25/2008	0.00	34,292.08	34,292.08	66.68
	AAMES MTG INVT TR
00252FCD1	05-3 A2 144A	35,658,000.00	27,185,659.20	13,941.29	27,199,600.49	130,660.08	11/25/2008	0.00	101,074.33	101,074.33	196.53
	AAMES MTG INVT TR
00252FCS8	05-4 2A3SS	42,482,404.30	38,981,854.19	16,751.05	38,998,605.23	187,339.55	11/25/2008	2,708,168.26	121,445.10	2,829,613.37	5,501.83
	ACCREDITED MTG LN
004375DC2	TR 05-2 A-2C	61,582,000.00	45,878,590.00	24,692.67	45,903,282.67	220,507.89	11/25/2008	0.00	179,021.86	179,021.86	348.09
	ACCREDITED MTG LN
004375DT5	05-3 A-2D	31,000,000.00	19,666,400.00	12,499.03	19,678,899.03	94,532.51	11/25/2008	0.00	90,649.17	90,649.17	176.26
	ACCREDITED MTG LN
004375EW7	TR 2006-1 A3	110,000,000.00	88,000,000.00	42,029.17	88,042,029.17	422,931.90	11/25/2008	0.00	304,711.46	304,711.46	592.47
	ACCREDITED MTG LN
004375FG1	TR 2006-1 A4	42,000,000.00	16,821,000.00	16,514.17	16,837,514.17	80,883.21	11/25/2008	0.00	119,727.71	119,727.71	232.80

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	ACCREDITED MTG LN
00437NAC6	TR 06 2 A-3	91,467,000.00	68,197,795.20	34,643.13	68,232,438.33	327,771.58	11/25/2008	0.00	251,162.67	251,162.67	488.35
	ACCREDITED MTG LN
00437NAD4	TR 06 2 A-4	50,000,000.00	20,000,000.00	19,548.61	20,019,548.61	96,168.91	11/25/2008	0.00	141,727.43	141,727.43	275.57
	ACCREDITED MTG LN
00438QAD6	07-1 CL A4	22,500,000.00	8,156,250.00	8,696.88	8,164,946.88	39,222.36	11/25/2008	0.00	63,052.34	63,052.34	122.60
	ACE SECS CORP
00441TAF0	HOME 06 HE3 M1	24,845,000.00	4,134,208.00	9,796.52	4,144,004.52	19,906.76	11/25/2008	0.00	71,024.78	71,024.78	138.10
	ACE SECS CORP 06
00441TAG8	HE3 CL M2	37,983,000.00	1,511,723.40	15,019.11	1,526,742.51	7,334.09	11/25/2008	0.00	108,888.56	108,888.56	211.72
	ACE SECS CORP HM
004421KJ1	EQ 05-SD1 A-1	1,622,689.83	1,534,577.77	659.67	1,535,237.44	7,374.90	11/25/2008	0.00	4,782.60	4,782.60	9.30
	ACE SECS CORP HM
004421PP2	EQ 05-HE4 A2C	34,761,730.33	32,338,837.72	14,131.61	32,352,969.33	155,415.58	11/25/2008	1,721,116.01	102,454.17	1,823,570.18	3,545.70
	ACE SECS CORP
004421UT8	HOME 06-NC1 A2D	67,164,000.00	31,258,125.60	26,781.65	31,284,907.25	150,284.87	11/25/2008	0.00	194,166.93	194,166.93	377.53
	ACE SECS CORP
004421VW0	2006-ASAP1 A2D	12,500,000.00	6,877,500.00	4,956.60	6,882,456.60	33,061.60	11/25/2008	0.00	35,935.33	35,935.33	69.87
	ACE SECS CORP
004421WP4	2006-HE1 A-2C	88,606,000.00	68,146,874.60	33,953.33	68,180,827.93	327,523.65	11/25/2008	0.00	246,161.62	246,161.62	478.63
	ACE SECS CORP HM
004421XE8	06-ASAP2 A2C	18,151,000.00	13,760,273.10	6,935.19	13,767,208.29	66,134.23	11/25/2008	0.00	50,280.16	50,280.16	97.76
	ACE SECS CORP
00442EAJ4	HOME 06-NC3 M-1	16,046,000.00	661,095.20	6,237.88	667,333.08	3,205.70	11/25/2008	0.00	45,224.65	45,224.65	87.93
	ACE SECS HOME
00442PAG5	EQTY 06-OP1 M1	7,000,000.00	1,634,500.00	2,752.36	1,637,252.36	7,864.95	11/25/2008	0.00	19,954.62	19,954.62	38.80
	AMERIQUEST MTG
03072SP41	SECS 05-R9 A2C	9,430,000.00	6,662,295.00	3,781.17	6,666,076.17	32,022.16	11/25/2008	0.00	27,413.47	27,413.47	53.30
	AMERIQUEST MTG
03072STX3	SECS 04-R8 A4	707,668.91	699,672.25	297.12	699,969.37	3,362.48	11/25/2008	0.00	2,154.14	2,154.14	4.19
	AMERIQUEST MTG
03072SXR1	SECS 05-R1 A-1B	3,245,954.32	2,630,845.98	1,283.50	2,632,129.48	12,644.09	11/25/2008	0.00	9,305.41	9,305.41	18.09
	AMERIQUEST MTG
03072SZW8	SECS 05-R3 A-3D	60,819,008.96	49,324,216.27	24,184.00	49,348,400.27	237,057.38	11/25/2008	759,617.18	175,334.02	934,951.20	1,817.90
	ARGENT SECS 04-W3
040104FW6	A3	6,898,995.32	3,587,477.57	2,812.30	3,590,289.87	17,246.85	11/25/2008	45,777.22	20,389.17	66,166.39	128.65
	ARGENT SECS INC
040104NC1	2005-W2 A2C	20,782,000.00	12,242,676.20	8,356.10	12,251,032.30	58,850.90	11/25/2008	0.00	60,581.69	60,581.69	117.79
	ARGENT SECS 05-W3
040104PA3	CL A2C	77,612,992.58	70,239,758.28	30,258.29	70,270,016.57	337,559.59	11/25/2008	6,310,538.50	219,372.59	6,529,911.08	12,696.60
	ARGENT SECS INC
040104RG8	2006-W1 CL A2D	43,000,000.00	20,781,900.00	17,002.92	20,798,902.92	99,912.73	11/25/2008	0.00	123,271.15	123,271.15	239.69
	ASSET BKD SECS
04541GRW4	CORP 05-HE4 A2B	1,354,924.58	1,260,079.86	546.30	1,260,626.16	6,055.73	11/25/2008	289,899.90	3,960.66	293,860.56	571.38
	ASSET BACKED EQ
04541GXD9	2006-HE3 M1	70,472,000.00	15,482,698.40	27,865.80	15,510,564.20	74,508.87	11/25/2008	0.00	202,027.07	202,027.07	392.82

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	ASSET BKD CTFS 06
045427AC5	8 2-A-3	175,000,000.00	105,000,000.00	66,475.69	105,066,475.69	504,713.08	11/25/2008	0.00	481,948.79	481,948.79	937.09
	ASSET BKD CTFS
045427AE1	2006 8 CTF M-1	38,000,000.00	5,130,000.00	14,856.94	5,144,856.94	24,714.61	11/25/2008	0.00	107,712.85	107,712.85	209.43
	ASSET BACKED SECS
04544TAC5	07-HE2 CL A3	20,998,000.00	12,107,446.80	7,976.32	12,115,423.12	58,199.46	11/25/2008	0.00	57,828.35	57,828.35	112.44
	ASSET BACKED SECS
04544TAD3	07-HE2 CL A4	30,073,000.00	11,226,250.90	11,657.46	11,237,908.36	53,984.10	11/25/2008	0.00	84,516.62	84,516.62	164.33
	BNC MTG LN TR 07-
05568QAD7	3 P/T CL A4	30,000,000.00	12,309,000.00	11,429.17	12,320,429.17	59,184.26	11/25/2008	0.00	82,861.46	82,861.46	161.11
	BNC MTG LN TR 07-
05569GAD8	2 CL A4	36,857,000.00	14,562,200.70	14,000.54	14,576,201.24	70,020.43	11/25/2008	0.00	101,503.92	101,503.92	197.36
	BASIC ABS 2006-1
06983NAB3	CL A2	15,702,338.30	12,090,800.49	6,017.05	12,096,817.54	58,110.09	11/25/2008	544,679.01	43,623.61	588,302.61	1,143.88
	BASIC ABS 2006-1
06983NAC1	CL A3	11,386,000.00	5,653,149.00	4,514.87	5,657,663.87	27,178.00	11/25/2008	0.00	32,732.77	32,732.77	63.64
	BAYVIEW FINL MTG
07324FAG5	P/T CL 2-A1	2,663,361.70	2,332,305.84	785.69	2,333,091.53	11,207.59	11/28/2008	126,614.58	8,118.81	134,733.39	215.74
	BAYVIEW FINL SECS
07325NCW0	2006-A 2A3	45,101,000.00	30,389,053.80	13,492.72	30,402,546.52	146,046.23	11/28/2008	0.00	139,424.73	139,424.73	223.25
	BAYVIEW FINL SECS
07325NDR0	2006-B 2-A2	9,402,348.35	9,020,613.01	2,695.34	9,023,308.35	43,345.72	11/28/2008	524,606.59	27,851.84	552,458.43	884.62
	BAYVIEW FINL LLC
07325NDS8	2006-B 2-A3	19,873,000.00	11,419,025.80	5,862.54	11,424,888.34	54,882.31	11/28/2008	0.00	60,579.53	60,579.53	97.00
	BEAR STEARNS BKD
073852AB1	07-HE3 CL 1A2	53,601,000.00	29,893,277.70	20,599.16	29,913,876.86	143,698.79	11/25/2008	0.00	149,343.92	149,343.92	290.38
	BEAR STEARNS 07-
073852AC9	HE3 CL 1-A-3	32,461,000.00	10,669,930.70	12,655.28	10,682,585.98	51,316.47	11/25/2008	0.00	91,750.79	91,750.79	178.40
	BEAR STEARNS BKD
073859AB6	07-HE5 CL 1A2	27,092,000.00	16,691,381.20	10,351.40	16,701,732.60	80,230.95	11/25/2008	0.00	75,047.66	75,047.66	145.92
	BEAR STEARNS AST
073859AC4	07-HE5 CL 1A3	32,856,000.00	13,681,238.40	12,772.77	13,694,011.17	65,782.61	11/25/2008	0.00	92,602.56	92,602.56	180.05
	BEAR STEARNS
073877AB8	ASSET BKD 05-SD1	15,505,201.80	14,002,747.75	6,131.02	14,008,878.76	67,295.15	11/25/2008	147,487.41	44,449.86	191,937.27	373.20
	BEAR STEARNS
073877AC6	ASSET 05-SD1 1A3	38,723,000.00	27,024,781.70	15,741.98	27,040,523.68	129,895.92	11/25/2008	0.00	114,129.32	114,129.32	221.91
	BEAR STEARNS
073877BQ4	ASSET 05-SD2 IIA1	24,452,045.49	19,449,156.98	9,750.25	19,458,907.24	93,475.73	11/25/2008	1,125,550.89	70,689.34	1,196,240.23	2,325.94
	BEAR STEARNS
073877CC4	ASSET 05-2 CL A-3	3,765,951.37	3,625,481.38	1,530.96	3,627,012.35	17,423.26	11/25/2008	116,501.86	11,099.48	127,601.35	248.10
	BEAR STEARNS
073877CY6	ASSET 05-SD3 IIA1	24,695,626.28	19,524,362.14	9,957.14	19,534,319.28	93,837.99	11/25/2008	142,578.37	72,189.26	214,767.63	417.59
	BEAR STEARNS
073877EF5	ASSET 05-SD4 IIA1	24,188,451.62	19,844,205.71	9,833.28	19,854,038.99	95,373.84	11/25/2008	838,047.87	71,291.26	909,339.13	1,768.10
	BEAR STEARNS
0738793L0	ASSET 05-HE11 A2	24,220,941.60	21,096,440.13	9,442.80	21,105,882.94	101,387.39	11/25/2008	1,025,394.32	68,460.31	1,093,854.62	2,126.86

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	BEAR STEARNS
0738793M8	ASSET 05-HE11 A3	13,553,000.00	9,199,776.40	5,419.32	9,205,195.72	44,219.46	11/25/2008	0.00	39,290.05	39,290.05	76.39
	BEAR STEARNS
0738796N3	ASSET 06-HE1 1A3	14,565,000.00	10,523,212.50	5,807.79	10,529,020.29	50,578.78	11/25/2008	0.00	42,106.50	42,106.50	81.87
	BEAR STEARNS
073879D88	ASSET BKD 05-TC2	40,535,767.32	35,233,688.95	15,803.32	35,249,492.27	169,329.75	11/25/2008	0.00	114,574.04	114,574.04	222.77
	BEAR STEARNS
073879J41	ASSET 05-HE8 A-2	16,806,002.66	16,505,175.21	6,570.68	16,511,745.89	79,318.30	11/25/2008	2,967,736.25	47,637.43	3,015,373.68	5,863.02
	BEAR STEARNS
073879VF2	ASSET 05-TC1 M-1	1,800,000.00	1,077,300.00	739.75	1,078,039.75	5,178.63	11/25/2008	0.00	5,363.19	5,363.19	10.43
	BEAR STEARNS
073879W95	ASSET 05-HE10 A-2	8,112,515.60	7,753,942.41	3,198.81	7,757,141.22	37,263.37	11/25/2008	807,436.66	23,191.37	830,628.03	1,615.05
	BEAR STEARNS
07387UBQ3	ASSET 06-HE1 2A3	3,810,000.00	2,567,178.00	1,527.70	2,568,705.70	12,339.42	11/25/2008	0.00	11,075.86	11,075.86	21.54
	BEAR STEARNS
07387UEJ6	2006-HE2 I-A-2	29,844,000.00	25,522,588.80	11,469.22	25,534,058.02	122,659.23	11/25/2008	0.00	83,151.81	83,151.81	161.68
	BEAR STEARNS
07387UEK3	2006-HE2 CL IA3	14,310,000.00	7,720,245.00	5,690.21	7,725,935.21	37,113.46	11/25/2008	0.00	41,254.04	41,254.04	80.21
	BEAR STEARNS
07387UHQ7	ASSET 06-HE3 A2	69,953,748.57	60,258,159.02	26,728.16	60,284,887.18	289,593.53	11/25/2008	2,065,894.46	193,779.17	2,259,673.62	4,393.65
	BEAR STEARNS
07388CAB6	ASSET 06 HE5 IA2	11,862,000.00	9,253,546.20	4,519.09	9,258,065.29	44,473.43	11/25/2008	0.00	32,763.42	32,763.42	63.70
	BEAR STEARNS ABS
07388EAA4	2006 SD2 A-1	5,999,698.20	4,222,587.59	2,425.71	4,225,013.30	20,295.91	11/25/2008	62,889.10	17,586.41	80,475.50	156.47
	BEAR STEARNS
07388EAJ5	ASSET 06-SD2 A2	8,542,852.40	7,072,627.50	3,283.07	7,075,910.57	33,990.91	11/25/2008	180,118.82	23,802.23	203,921.05	396.50
	BEAR STEARNS 07-
07389UAP4	HE1 CL 21A2	50,325,000.00	24,025,155.00	19,116.51	24,044,271.51	115,502.67	11/25/2008	0.00	138,594.70	138,594.70	269.48
	C BASS MTG LN
12465MAE4	2006-CB9 M-1	28,281,000.00	5,483,685.90	11,025.66	5,494,711.56	26,395.22	11/25/2008	0.00	79,936.05	79,936.05	155.43
	C BASS TR 05-CB4
12489WMD3	MTG CL M-1	7,000,000.00	4,375,000.00	2,861.25	4,377,861.25	21,030.15	11/25/2008	0.00	20,744.06	20,744.06	40.33
	C BASS TR 2005-CB5
12489WMZ4	M-1	6,000,000.00	2,296,200.00	2,439.17	2,298,639.17	11,042.09	11/25/2008	0.00	17,683.96	17,683.96	34.38
	C BASS TR 06 CB3
12489WQY3	CL M-1	14,000,000.00	2,616,600.00	5,566.94	2,622,166.94	12,596.23	11/25/2008	0.00	40,311.45	40,311.45	78.38
	C BASS TR 2006-CB3
12489WQZ0	CTF CL M2	8,000,000.00	3,440,000.00	3,190.00	3,443,190.00	16,540.22	11/25/2008	0.00	23,099.48	23,099.48	44.91
	C BASS TR 2006-CB3
12489WRA4	CTF M3	2,100,000.00	66,360.00	842.04	67,202.04	322.82	11/25/2008	0.00	6,097.41	6,097.41	11.86
	CWABS ASSET BKD
12666CAF0	06-23 CL M1	20,000,000.00	1,344,000.00	7,797.22	1,351,797.22	6,493.70	11/25/2008	0.00	56,529.86	56,529.86	109.92
	CWABS ABC 2006 10
12666PAU8	3-AV-3	68,697,000.00	45,429,326.10	26,095.32	45,455,421.42	218,356.48	11/25/2008	0.00	189,191.06	189,191.06	367.86
	CWABS ABC 2006 9
12666RAU4	3-AV-3	47,812,000.00	27,138,091.20	18,108.80	27,156,200.00	130,451.60	11/25/2008	0.00	131,288.76	131,288.76	255.27

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	CWABS ABC 2006 9
12666RAW0	MV-1	15,622,000.00	2,961,931.20	6,107.77	2,968,038.97	14,257.72	11/25/2008	0.00	44,281.32	44,281.32	86.10
	CWABS ASSET BKD
12666TAJ5	2006 11 3-AV-2	135,000,000.00	92,812,500.00	51,281.25	92,863,781.25	446,094.39	11/25/2008	0.00	371,789.06	371,789.06	722.90
	CWABS ASSET BKD
12666TAL0	2006 MV-1	33,100,000.00	4,326,170.00	12,977.96	4,339,147.96	20,844.18	11/25/2008	0.00	94,090.20	94,090.20	182.95
	CWABS INC 2005-
126670KM9	AB4 CL 2A3	82,043,716.35	57,922,863.74	31,985.65	57,954,849.40	278,400.61	11/25/2008	2,180,670.09	231,895.99	2,412,566.08	4,690.93
	CWABS INC 2005-16
126670PF9	CL 4AV3	50,000,000.00	40,395,000.00	19,493.06	40,414,493.06	194,141.12	11/25/2008	0.00	141,324.65	141,324.65	274.79
	CWABS INC 2005-16
126670PG7	CL 4AV4	71,308,000.00	32,438,009.20	28,592.53	32,466,601.73	155,961.44	11/25/2008	0.00	207,295.82	207,295.82	403.06
	CWABS INC 05-AB5
126670QB7	2-A-2	21,133,327.02	13,349,922.68	8,286.03	13,358,208.70	64,169.50	11/25/2008	199,672.59	60,073.68	259,746.27	505.04
	CWABS INC 2005-
126670QC5	AB5 CL 2A3	61,792,000.00	16,547,897.60	24,776.88	16,572,674.48	79,610.99	11/25/2008	0.00	179,632.35	179,632.35	349.27
	CWABS INC 05-17 4-
126670RB6	AV-2	107,584,464.80	82,797,004.11	42,062.54	82,839,066.65	397,938.17	11/25/2008	2,460,455.06	304,953.40	2,765,408.46	5,376.99
	CWABS INC 2006-1
126670TV0	CL AV3	12,542,000.00	6,901,862.60	4,959.32	6,906,821.92	33,178.65	11/25/2008	0.00	35,955.04	35,955.04	69.91
	CWABS INC 2006-
126670XP8	BC1 CL 2-A-1	24,226,864.01	22,019,796.70	9,256.68	22,029,053.38	105,822.07	11/25/2008	1,606,864.39	67,110.94	1,673,975.33	3,254.84
	CWABS INC 2006-5
126670YG7	CL 2A2	22,855,430.42	17,212,424.65	8,732.68	17,221,157.33	82,726.13	11/25/2008	574,575.31	63,311.92	637,887.23	1,240.29
	CWABS INC 06-6
126670ZL5	ASSET BKD 2-A-2	68,244,632.00	50,869,548.69	26,075.14	50,895,623.83	244,489.85	11/25/2008	1,337,620.71	189,044.74	1,526,665.45	2,968.41
	CWABS INC 2006-6
126670ZM3	CL 2A3	25,000,000.00	12,500,000.00	9,829.86	12,509,829.86	60,094.10	11/25/2008	0.00	71,266.49	71,266.49	138.57
	CWABS INC 2006-
126670ZN1	ASSET BKD CL M1	10,000,000.00	1,030,000.00	3,976.39	1,033,976.39	4,966.96	11/25/2008	0.00	28,828.82	28,828.82	56.05
	CWABS INC 03-BC3
126671B47	CL A-2	247,956.63	191,323.34	106.86	191,430.20	919.58	11/25/2008	0.00	774.75	774.75	1.51
126671ZJ8	CWABS INC 03-D A	374,654.51	162,749.92	802.59	163,552.51	785.67	11/17/2008	7,741.72	1,664.79	9,406.51	26.90
	CWABS INC 05-7 CL
1266732E1	3-AV-2	291,782.47	289,068.89	113.75	289,182.65	1,389.16	11/25/2008	291,782.36	824.72	292,607.08	568.94
	CWABS INC 2005-9
1266736Q0	CL 2A4	62,579,529.17	55,645,717.34	24,605.92	55,670,323.26	267,426.32	11/25/2008	3,299,185.36	178,392.95	3,477,578.31	6,761.72
	CWABS INC 2004-6
126673AZ5	CL 2-A-2	2,635,894.00	2,616,388.38	1,048.13	2,617,436.52	12,573.51	11/25/2008	0.00	7,598.97	7,598.97	14.78
	CWABS INC 05-3
126673B43	BKD CL MV-1	52,710,000.00	49,315,476.00	21,545.21	49,337,021.21	237,002.72	11/25/2008	0.00	156,202.79	156,202.79	303.72
	CWABS INC 04-J
126673HC9	REVOLVING 2-A	5,207,097.00	3,684,541.84	9,136.70	3,693,678.54	17,743.51	11/17/2008	29,127.07	18,844.45	47,971.51	137.17
	CWABS ASSET BKD
12667LAF9	06-21 CL M1	26,100,000.00	2,497,770.00	10,117.38	2,507,887.38	12,047.26	11/25/2008	0.00	73,350.97	73,350.97	142.62
	CWABS ASSET BKD
12667TAD7	06-25 CL 2A3	200,000,000.00	80,980,000.00	76,194.44	81,056,194.44	389,373.69	11/25/2008	0.00	552,409.72	552,409.72	1,074.09

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	CWABS ASSET BKD
12667TAF2	06-25 CL M1	40,000,000.00	3,440,000.00	15,594.44	3,455,594.44	16,599.81	11/25/2008	0.00	113,059.72	113,059.72	219.83
	CWHEQ HOME EQTY
126682AA1	07-A P/T CL A	85,513,769.67	56,618,666.90	177,868.64	56,796,535.54	272,836.36	11/17/2008	2,761,578.05	369,009.74	3,130,587.79	8,951.52
	CWHEQ INC 05-E CL
126685AH9	2-A	75,051,282.87	37,022,797.84	159,442.28	37,182,240.12	178,614.19	11/17/2008	1,545,052.62	330,741.63	1,875,794.25	5,363.60
	CWHEQ INC 2005-M
126685BW5	CL A4	95,000,000.00	36,432,500.00	206,466.67	36,638,966.67	176,004.44	11/17/2008	0.00	428,232.29	428,232.29	1,224.48
	CWHEQ INC 06-C CL
126685DJ2	2A	62,158,755.00	36,052,077.90	130,947.78	36,183,025.68	173,814.21	11/17/2008	1,661,180.85	265,697.08	1,926,877.93	5,509.67
	CWALT INC 2006-
12668BRF2	OC2 CL 2-A-2	93,048,000.00	78,653,474.40	35,758.86	78,689,233.26	378,003.40	11/25/2008	0.00	259,251.76	259,251.76	504.08
	CWABS ASSET BKD
12668HAD2	06-26 CL 2A3	164,548,000.00	63,663,621.20	62,688.22	63,726,309.42	306,125.26	11/25/2008	0.00	454,489.57	454,489.57	883.70
	CWABS ASSET BKD
12668KAC7	07-5 CL 2A2	35,000,000.00	23,520,000.00	13,334.03	23,533,334.03	113,048.25	11/25/2008	0.00	96,671.70	96,671.70	187.97
	CWABS ASSET BKD
12668KAD5	07-5 CL 2-A-3	143,352,000.00	57,541,492.80	55,409.53	57,596,902.33	276,681.12	11/25/2008	0.00	401,719.10	401,719.10	781.09
	CWABS ASSET BKD
12668TAF1	2007-BC1 M-1	9,375,000.00	1,821,562.50	3,654.95	1,825,217.45	8,767.89	11/25/2008	0.00	26,498.37	26,498.37	51.52
	CWHEQ HOME
	EQUITY 06-S10 CL
12668YAB9	A2	160,000,000.00	89,600,000.00	61,844.44	89,661,844.44	430,713.09	11/25/2008	0.00	448,372.22	448,372.22	871.80
	CWHEQ HOME
	EQUITY 06-S10 CL
12668YAC7	A3	100,000,000.00	40,000,000.00	39,763.89	40,039,763.89	192,341.02	11/25/2008	0.00	288,288.19	288,288.19	560.54
	CWABS ASSET BKD
12669LAC4	07-6 CL 2-A-2	49,897,000.00	32,617,668.90	19,009.37	32,636,678.27	156,778.44	11/25/2008	0.00	137,817.94	137,817.94	267.97
	CWABS ASSET BKD
12669LAD2	07-6 CL 2-A-3	92,794,000.00	36,022,630.80	35,867.46	36,058,498.26	173,216.01	11/25/2008	0.00	260,039.08	260,039.08	505.61
	CWABS ASSET BKD
12669VAD0	07-7 CL 2-A-3	62,461,000.00	40,599,650.00	24,212.31	40,623,862.31	195,146.88	11/25/2008	0.00	175,539.27	175,539.27	341.31
	CWABS ASSET BKD
12669WAE6	07-8 CL 2-A-3	50,000,000.00	13,925,000.00	19,159.72	13,944,159.72	66,984.26	11/25/2008	0.00	138,907.98	138,907.98	270.09
	CWHEQ HOME EQTY
12670BAL3	07-S2 CL A4V	36,989,220.56	18,494,610.28	14,872.75	18,509,483.03	88,914.93	11/25/2008	207,485.36	107,827.43	315,312.79	613.09
	CWHEQ REVOLVING
12670CAA5	07-C CL A	96,800,214.28	45,234,740.13	202,635.12	45,437,375.25	218,269.79	11/17/2008	2,393,982.15	420,375.10	2,814,357.25	8,047.30
	CARRINGTON MTG
144531CX6	LN TR 05-NC3 A2	4,824,369.95	4,389,694.22	1,907.64	4,391,601.85	21,096.16	11/25/2008	125,775.17	13,830.36	139,605.53	271.45
	CARRINGTON MTG
144531EB2	2005-FRE1 CL A3	59,674,163.43	55,288,112.42	23,264.64	55,311,377.05	265,702.03	11/25/2008	1,356,577.25	168,668.61	1,525,245.86	2,965.65
	CARRINGTON MTG
144531EW6	2006-NC1 A-3	98,500,000.00	74,318,250.00	37,963.54	74,356,213.54	357,188.66	11/25/2008	0.00	275,235.68	275,235.68	535.16
	CARRINGTON MTG
144531EX4	LN 2006-NC1 A4	40,745,000.00	20,922,557.50	16,156.52	20,938,714.02	100,584.35	11/25/2008	0.00	117,134.80	117,134.80	227.75

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	CARRINGTON MTG
144531FL9	LN 06-OPT1 A3	44,853,715.68	40,996,296.13	17,137.86	41,013,433.99	197,018.28	11/25/2008	1,480,834.26	124,249.47	1,605,083.73	3,120.88
	CARRINGTON MTG
14453MAC8	SE 06-NC4 CL A3	108,721,000.00	56,752,362.00	41,298.88	56,793,660.88	272,822.55	11/25/2008	0.00	299,416.88	299,416.88	582.18
	CARRINGTON MTG
14454EAA9	07-HE1 CL A-1	15,667,848.50	13,699,966.73	5,847.15	13,705,813.88	65,839.30	11/25/2008	167,457.60	42,391.87	209,849.47	408.03
	CARRINGTON MTG
14454EAC5	LN 07-HE1 CL A3	42,820,000.00	21,589,844.00	16,408.39	21,606,252.39	103,791.03	11/25/2008	0.00	118,960.80	118,960.80	231.30
	CARRINGTON MTG
14454EAD3	07-HE1 CL A-4	19,963,000.00	8,548,156.60	7,871.52	8,556,028.12	41,101.02	11/25/2008	0.00	57,068.53	57,068.53	110.96
	C BASS 2006 CB6 TR
14986PAC7	CTF A-II-2	25,000,000.00	22,907,500.00	9,302.08	22,916,802.08	110,086.59	11/25/2008	0.00	67,405.43	67,405.43	131.06
	CENTEX HOME EQTY
152314JW1	LN TR 04-B M2	7,500,000.00	6,631,500.00	3,132.29	6,634,632.29	31,871.11	11/25/2008	79,184.11	22,709.11	101,893.22	198.12
	CENTEX HOME EQ LN
15231AAC0	TR 06-A AV-3	55,500,000.00	42,945,900.00	21,082.29	42,966,982.29	206,402.64	11/25/2008	0.00	152,846.61	152,846.61	297.19
	CHASE FDG LN
161542DN2	ACQUISITION 04AQ1	15,140,405.00	9,939,675.88	6,155.00	9,945,830.88	47,777.29	11/25/2008	0.00	44,623.74	44,623.74	86.77
	CHASE FDG MTG LN
161546HZ2	2004-1 CL 2A2	1,064,969.34	886,693.47	412.82	887,106.30	4,261.44	11/25/2008	30,861.71	3,190.29	34,052.00	66.21
	CITIGROUP MTG TR
17307GCU0	03-HEA A	23,070,939.78	19,005,840.19	9,327.71	19,015,167.90	91,344.11	11/25/2008	421,359.41	67,625.89	488,985.30	950.77
	CITIGROUP MTG LN
17307GCZ9	03-HE4 A 144A	15,984,577.20	14,295,007.39	6,515.94	14,301,523.33	68,700.94	11/25/2008	371,588.96	47,231.37	418,820.33	814.34
	CITIGROUP MTG LN
17307GGP7	04-HE1 144A	15,179,979.92	12,641,887.28	6,053.02	12,647,940.29	60,757.54	11/25/2008	0.00	43,884.37	43,884.37	85.33
	CITIGROUP MTG LN
17307GP44	TR 05-HE4 A2C	28,775,909.53	25,754,439.03	11,282.55	25,765,721.58	123,772.09	11/25/2008	406,261.40	0.00	406,261.40	789.92
	CITIGROUP MTG SER
17311BAB9	07-AMC1 CLA2	114,517,000.00	49,505,699.10	43,373.31	49,549,072.41	238,021.36	11/25/2008	0.00	314,456.53	314,456.53	611.42
	CITIGROUP MTG SER
17311BAC7	07-AMC1 CLA3	11,405,000.00	2,876,341.00	4,408.35	2,880,749.35	13,838.40	11/25/2008	0.00	31,960.53	31,960.53	62.14
	CITIGROUP MTG SER
17312GAB7	07-A CL A-3B	32,151,000.00	12,227,025.30	12,248.64	12,239,273.94	58,794.41	11/25/2008	0.00	88,802.63	88,802.63	172.67
	CREDIT SUISSE FIRST
225470TY9	BOSTON MTG	16,025,910.85	12,372,003.18	6,354.72	12,378,357.90	59,462.54	11/25/2008	430,445.75	46,071.71	476,517.46	926.53
	CREDIT SUISSE FIRST
2254W0LE3	05-HF1 A1	30,758,993.92	6,570,121.10	12,025.91	6,582,147.01	31,618.99	11/25/2008	471,925.40	87,187.88	559,113.28	1,087.13
	CWABS ASSET ABC1
23242NAB5	CTF A-2	65,000,000.00	35,529,000.00	24,690.97	35,553,690.97	170,791.04	11/25/2008	0.00	179,009.55	179,009.55	348.06
	CWHEQ HM EQ 06-G
23243JAB3	P/T 2-A	90,392,570.69	51,930,531.86	189,221.78	52,119,753.64	250,370.27	11/17/2008	3,296,708.98	392,548.57	3,689,257.55	10,548.97
	CWABS ASSET BKD
23245CAF7	07-1 CL M1	51,000,000.00	3,809,700.00	19,769.58	3,829,469.58	18,395.81	11/25/2008	0.00	143,329.48	143,329.48	278.69
	CWABS ASSET BKD
23246BAJ0	2007-10 2-A-3	103,206,000.00	41,653,941.60	39,433.29	41,693,374.89	200,284.55	11/25/2008	0.00	285,891.37	285,891.37	555.88

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	CWABS ASSET BKD
23246LAD1	2007-BC3 2-A-3	25,000,000.00	9,992,500.00	9,552.08	10,002,052.08	48,047.36	11/25/2008	0.00	69,252.60	69,252.60	134.65
	CWABS ASSET BKD
23247LAC2	07-11 CL 2-A-3	106,697,000.00	33,726,921.70	40,885.70	33,767,807.40	162,212.10	11/25/2008	0.00	296,421.31	296,421.31	576.35
	EQUIFIRST MTG LN
29445FAT5	TR 04-1 2A2	1,822,892.76	1,799,924.31	704.60	1,800,628.91	8,649.77	11/25/2008	0.00	5,108.34	5,108.34	9.93
	FFMLT TR 2006 FF6
31561EAC9	06-FF6 A-3	64,915,000.00	39,344,981.50	24,658.68	39,369,640.18	189,121.91	11/25/2008	0.00	178,775.46	178,775.46	347.61
	FIELDSTONE MTG
31659TEG6	INVT 05-3 2A2	97,002,214.80	78,077,082.69	37,925.17	78,115,007.86	375,244.97	11/25/2008	4,365,587.52	274,957.49	4,640,545.02	9,022.96
	FIELDSTONE MTG
31659TEY7	INVT 2006-1 A2	129,549,713.60	92,887,144.65	49,642.73	92,936,787.38	446,445.09	11/25/2008	4,570,918.51	359,909.76	4,930,828.28	9,587.38
	FIRST FRANKLIN
320276AE8	MTG 06 FF9 IIA3	121,946,000.00	44,876,128.00	46,322.54	44,922,450.54	215,796.22	11/25/2008	0.00	335,838.44	335,838.44	653.00
	FIRST FRANKLIN
320277AE6	MTG 06 FF7 IIA3	68,000,000.00	38,086,800.00	25,755.00	38,112,555.00	183,083.19	11/25/2008	0.00	186,723.75	186,723.75	363.06
	FIRST FRANKLIN
320278AC8	MTG 06 FF8 IIA3	15,000,000.00	11,250,000.00	5,681.25	11,255,681.25	54,069.48	11/25/2008	0.00	41,189.06	41,189.06	80.09
	FIRST FRANKLIN
32027LAG0	MTG 06 FF14 M1	10,000,000.00	734,000.00	3,909.72	737,909.72	3,544.73	11/25/2008	0.00	28,345.49	28,345.49	55.11
	FIRST FRANKLIN
32027NA27	MTG 2006-FF2 A4	53,508,000.00	35,668,432.80	20,563.42	35,688,996.22	171,441.02	11/25/2008	0.00	149,084.81	149,084.81	289.88
	FIRST FRANKLIN
32027NA35	MTG 2006-FF2 A5	15,397,000.00	4,737,656.90	6,088.23	4,743,745.13	22,787.77	11/25/2008	0.00	44,139.67	44,139.67	85.82
	FIRST FRANKLIN
32027NA43	MTG 06-FF2 M1	29,710,000.00	2,953,174.00	12,044.93	2,965,218.93	14,244.17	11/25/2008	0.00	87,325.74	87,325.74	169.79
	FIRST FRANKLIN
32027NKU4	MTG 04-FF5 M3C	24,934,385.09	16,967,849.05	10,413.57	16,978,262.62	81,559.33	11/25/2008	0.00	75,498.37	75,498.37	146.80
	FIRST FRANKLIN
32027NMD0	MTG 04-FFH3 IA2	34,639,904.85	33,036,077.26	14,659.42	33,050,736.67	158,767.48	11/25/2008	0.00	106,280.76	106,280.76	206.65
	FIRST FRANKLIN
32027NMH1	MTG 04-FF10 A-3	17,112,172.75	14,008,024.61	7,222.76	14,015,247.38	67,325.74	11/25/2008	309,627.38	52,365.03	361,992.41	703.85
	FIRST FRANKLIN 05-
32027NQF1	FF1 A1B 144A	3,082,119.05	2,465,695.24	1,249.54	2,466,944.78	11,850.59	11/25/2008	0.00	9,044.46	9,044.46	17.59
	FIRST FRANKLIN
32027NRA1	MTG 05-FF4 IIA3	396,302.54	394,241.77	153.18	394,394.95	1,894.57	11/25/2008	288,325.47	1,110.57	289,436.04	562.77
	FIRST FRANKLIN
32027NUJ8	2005-FF7 CL A4	17,212,354.90	15,589,229.83	6,691.30	15,595,921.14	74,918.91	11/25/2008	1,034,445.88	48,511.95	1,082,957.83	2,105.68
	FIRST FRANKLIN
32027NYP0	MTG 06-FF1 IIA3	130,466,000.00	85,220,391.20	50,718.66	85,271,109.86	409,621.09	11/25/2008	0.00	367,599.84	367,599.84	714.75
	FIRST FRANKLIN
32027NYQ8	MTG 06-FF1 IIA4	16,041,000.00	6,665,035.50	6,414.17	6,671,449.67	32,047.98	11/25/2008	0.00	46,488.78	46,488.78	90.39
	FIRST FRANKLIN
32028HAD5	MTG 06 FF10 A4	28,031,000.00	15,966,457.60	10,616.74	15,977,074.34	76,749.87	11/25/2008	0.00	76,971.37	76,971.37	149.66
	FIRST FRANKLIN 06-
32028PAG0	FF11 CL M1	24,000,000.00	1,380,000.00	9,356.67	1,389,356.67	6,674.12	11/25/2008	0.00	67,783.88	67,783.88	131.80

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	FIRST FRANKLIN SER
32028TAF4	07-F F1 M	9,900,000.00	1,191,960.00	3,837.63	1,195,797.63	5,744.31	11/25/2008	0.00	27,822.78	27,822.78	54.10
	FIRST FRANKLIN 06-
32029AAF4	FF18 CL M1	29,500,000.00	4,127,050.00	11,435.35	4,138,485.35	19,880.25	11/25/2008	0.00	82,906.27	82,906.27	161.20
	FIRST FRANKLIN SER
32029GAF1	FF2 CL M1	32,000,000.00	1,152,000.00	12,404.44	1,164,404.44	5,593.51	11/25/2008	0.00	89,932.22	89,932.22	174.86
	FIRST FRANKLIN 07-
32029GAG9	FF2 CL M2	34,851,000.00	1,055,985.30	13,703.22	1,069,688.52	5,138.52	11/25/2008	0.00	99,348.34	99,348.34	193.17
	FIRST NLC TR 05-1
32113JAA3	MTG BKD CL A	50,688,510.48	34,011,990.53	19,648.84	34,031,639.37	163,479.49	11/25/2008	388,067.98	142,454.03	530,522.01	1,031.53
	GMACM HOME EQ LN
361856CK1	03 HE1 CL A 3	82,451,865.89	37,144,565.58	32,419.62	37,176,985.20	178,588.94	11/25/2008	2,100,172.81	235,042.20	2,335,215.01	4,540.53
	GMACM HOME
	EQUITY TR 04-HE1
361856CV7	A3	64,016,711.25	28,749,905.02	24,673.11	28,774,578.13	138,225.88	11/25/2008	1,311,231.97	178,880.02	1,490,112.00	2,897.34
	GMACM HOME
	EQUITY LN 04-HE3
361856DL8	A3	107,320,000.00	96,255,308.00	41,601.41	96,296,909.41	462,586.28	11/25/2008	0.00	301,610.20	301,610.20	586.44
	GMACM HOME
361856DP9	EQUITY 04-HE4 A-3	84,330,766.26	48,397,426.76	33,064.69	48,430,491.44	232,647.97	11/25/2008	1,696,519.62	239,718.96	1,936,238.58	3,764.77
	GMACM HM EQ LN
361856EC7	TR 05-HE7 CL A3	8,855,036.53	4,036,125.65	3,383.36	4,039,509.01	19,404.79	11/25/2008	146,594.86	24,529.37	171,124.24	332.73
	GMACM HOME EQ LN
361856EJ2	TR 05-HE3 A-3	170,886,447.80	98,755,278.18	66,432.11	98,821,710.29	474,714.79	11/25/2008	1,634,567.36	481,632.69	2,116,200.06	4,114.69
	GSAA HOME EQ TR
362246AA8	2007-S1 A-1	112,782,166.20	11,278,216.62	42,966.87	11,321,183.49	54,384.14	11/25/2008	539,593.79	310,693.84	850,287.62	1,653.28
	GS MTG SECS CORP
36228F5W2	04-SEA A2A	16,011,151.00	15,770,983.74	6,313.29	15,777,297.02	75,790.19	11/25/2008	829,305.34	45,771.32	875,076.65	1,701.48
	GSAMP TR 06-HE8
3622M8AF3	P/T CL M1	45,700,000.00	9,368,500.00	17,816.65	9,386,316.65	45,089.52	11/25/2008	0.00	129,164.96	129,164.96	251.15
	GSAMP TR 07 NC1
3622MGAF5	M -1	59,000,000.00	5,540,100.00	22,936.25	5,563,036.25	26,723.44	11/25/2008	0.00	166,287.82	166,287.82	323.33
	GS MTG SECS CORP
362334AA2	2006-2 2A4	18,946,000.00	13,256,516.20	7,512.62	13,264,028.82	63,717.08	11/25/2008	0.00	54,399.32	54,399.32	105.77
	GS MTG SECS CORP
362334BS2	2006-3 A-3	75,366,000.00	36,160,606.80	29,800.97	36,190,407.77	173,849.67	11/25/2008	0.00	216,051.18	216,051.18	420.08
	GS MTG SECS CORP
362334LG7	GSAMP 06-HE2	45,222,109.83	36,177,687.86	17,278.61	36,194,966.48	173,871.57	11/25/2008	1,199,637.82	125,269.96	1,324,907.78	2,576.12
	GS MTG SECS CORP
3623412K4	2005-KS1 M1	5,849,781.47	43,873.36	2,417.10	46,290.46	222.37	11/25/2008	0.00	17,523.95	17,523.95	34.07
	GS MTG SECS CORP
3623414S5	2006-HE1 A2D	13,102,000.00	7,681,702.60	5,195.31	7,686,897.91	36,925.94	11/25/2008	0.00	37,606.19	37,606.19	73.12
	GS MTG SECS CORP
3623415R6	2006-2 2A2	43,046,000.00	38,793,055.20	16,638.47	38,809,693.67	186,432.07	11/25/2008	0.00	120,480.26	120,480.26	234.26
	GS MTG SECS CORP
362341CT4	05-8 CL A-3	33,732,000.00	18,626,810.40	13,825.44	18,640,635.84	89,544.95	11/25/2008	0.00	100,234.40	100,234.40	194.89

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	GS MTG SECS CORP
362341QF9	05-11 CL 3A1	62,182,982.16	41,283,281.86	24,380.91	41,307,662.77	198,431.69	11/25/2008	911,915.54	176,761.60	1,088,677.14	2,116.80
	GS MTG SECS CORP
362341Z44	2006-1 CL A3	100,000,000.00	45,490,000.00	39,875.00	45,529,875.00	218,714.14	11/25/2008	0.00	289,093.75	289,093.75	562.11
	GS MTG SECS CORP
362341ZV4	2005-14 2A3	83,800,000.00	38,715,600.00	33,601.47	38,749,201.47	186,141.48	11/25/2008	0.00	243,610.67	243,610.67	473.67
	GSAMP TR 2006 SD2
362405AB8	CL A-2 144 A	16,227,000.00	11,035,982.70	6,272.19	11,042,254.89	53,044.23	11/25/2008	0.00	45,473.35	45,473.35	88.42
	GSR TR MTG BKD NT
36245HAA9	07-HEL1 A	74,185,489.80	42,849,538.91	155,624.67	43,005,163.58	206,586.05	11/17/2008	2,082,854.61	322,845.98	2,405,700.58	6,878.80
	GE WMC MTG SECS
367910AD8	05-1 CL A-2C	10,000,000.00	7,851,000.00	4,020.83	7,855,020.83	37,733.56	11/25/2008	0.00	29,151.04	29,151.04	56.68
	GMACM HOME
	EQUITY 06-HE4 CL
38012UAB5	A2	1,616,821.24	930,318.94	610.57	930,929.52	4,471.95	11/25/2008	28,362.55	4,478.76	32,841.31	63.86
	GMACM HOME
	EQUITY 06-HE4 CL
38012UAC3	A3	63,249,148.52	36,393,560.06	24,166.45	36,417,726.50	174,941.65	11/25/2008	1,109,527.20	175,206.73	1,284,733.93	2,498.00
	GREENPOINT HOME
395385AQ0	EQ LN 04-1 A	1,437,595.75	897,347.27	594.01	897,941.27	4,313.49	11/25/2008	62,133.93	4,306.55	66,440.48	129.19
	GREENPOINT MTG
39539BAB9	06-HE1 AC	99,875,766.20	46,841,734.35	220,843.35	47,062,577.70	226,076.86	11/12/2008	3,007,326.79	376,732.78	3,384,059.56	11,611.55
	HSBC HOME EQ LN
40430GAA8	TR 05-1 CL A	59,439,987.25	47,682,757.77	82,955.93	47,765,713.70	229,454.55	11/20/2008	504,627.37	233,784.77	738,412.15	1,858.03
	HSBC HOME EQ LN
40430GAC4	TR 05-2 CL A-1	40,480,052.26	31,930,665.22	56,247.59	31,986,912.82	153,657.13	11/20/2008	65,944.15	158,515.91	224,460.06	564.80
	HSBC HOME EQUITY
40430GAF7	05-2 CL M-2	739,024.23	460,559.90	1,076.56	461,636.46	2,217.59	11/20/2008	1,203.91	3,033.95	4,237.86	10.66
	HSBC HOME EQUITY
40430GAG5	2005-3 CL A1	27,719,195.18	21,493,463.94	38,431.51	21,531,895.45	103,433.84	11/20/2008	243,192.30	108,306.98	351,499.28	884.46
	HSI ASSET SEC 06-
40430HFL7	OPT3 III-A-3	20,000,000.00	14,970,000.00	7,641.67	14,977,641.67	71,948.85	11/25/2008	0.00	55,373.04	55,373.04	107.67
	HSI ASSET SEC 2006-
40430HFP8	OPT3 M-2	7,000,000.00	1,544,900.00	2,806.81	1,547,706.81	7,434.80	11/25/2008	0.00	20,338.67	20,338.67	39.55
	HSI ASSET SEC 06
40430KAH4	OPT 4 M -1	29,000,000.00	7,096,300.00	11,499.31	7,107,799.31	34,144.09	11/25/2008	0.00	83,369.96	83,369.96	162.10
	HSI ASSET SEC 2006
40430MAD9	WMC1 A-3	100,000,000.00	38,460,000.00	37,875.00	38,497,875.00	184,934.17	11/25/2008	0.00	274,711.63	274,711.63	534.14
	HSBC HOME EQUITY
40430VAH0	LN 2006-4 M1	49,680,000.00	11,411,496.00	68,879.25	11,480,375.25	55,148.85	11/20/2008	0.00	194,114.25	194,114.25	488.44
	HSBC HOME EQ 06-4
40430VAJ6	CL M2	21,500,000.00	4,467,700.00	29,940.24	4,497,640.24	21,605.54	11/20/2008	0.00	84,377.05	84,377.05	212.31
	HSBC HOME EQ LN
40430WAA3	2006 1 A-1	53,274,436.30	47,339,664.10	72,234.96	47,411,899.05	227,754.91	11/20/2008	817,115.80	203,571.20	1,020,687.00	2,568.30
	HSBC HOME EQ LN
40430WAB1	USA 06-1 A-2	34,095,639.23	22,168,984.63	46,438.73	22,215,423.36	106,717.34	11/20/2008	522,954.11	130,872.77	653,826.88	1,645.19

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	HSBC HOME EQ LN
40430WAC9	USA 06-1 M-1	22,444,520.01	8,284,272.34	31,255.55	8,315,527.89	39,945.72	11/20/2008	344,250.89	88,083.80	432,334.69	1,087.86
	HSBC HOME EQ LN
40430WAD7	2006-1 M-2	15,982,330.89	4,524,597.87	22,354.18	4,546,952.05	21,842.42	11/20/2008	179,216.58	62,998.11	242,214.69	609.47
	HSBC HM EQ LN TR
40430XAG8	06 3 CL A-4	68,000,000.00	28,199,600.00	93,863.61	28,293,463.61	135,914.73	11/20/2008	0.00	264,524.72	264,524.72	665.61
	HSBC HOME EQTY
40430XAH6	06-3 CL M1	18,000,000.00	4,086,000.00	24,956.25	4,110,956.25	19,748.01	11/20/2008	0.00	70,331.25	70,331.25	176.97
	HSBC HOME EQUITY
40430XAJ2	06-3 CL M2	10,000,000.00	6,530,000.00	13,986.81	6,543,986.81	31,435.68	11/20/2008	0.00	39,417.36	39,417.36	99.18
	HSBC HM EQ 2006 2
40430YAB7	CL A-2	47,054,690.07	27,352,891.34	64,089.14	27,416,980.48	131,704.32	11/20/2008	802,044.87	180,614.80	982,659.67	2,472.62
	HSBC HOME EQUITY
40430YAC5	LN 06-2 M1	32,661,490.75	11,526,240.09	45,383.60	11,571,623.68	55,587.19	11/20/2008	556,713.50	127,899.20	684,612.69	1,722.66
	HSBC HM EQ TR 06
40430YAD3	2 CL M-2	22,143,383.56	5,817,066.86	30,903.86	5,847,970.72	28,092.19	11/20/2008	377,432.88	87,092.68	464,525.56	1,168.86
	HSBC HOME EQUITY
40431FAK7	LN TR 07-1 M1	20,200,000.00	4,446,020.00	28,747.13	4,474,767.13	21,495.66	11/20/2008	0.00	81,014.63	81,014.63	203.85
	HSBC HOME EQUITY
40431FAL5	07-1 CL M-2	20,000,000.00	2,798,000.00	29,073.61	2,827,073.61	13,580.55	11/20/2008	0.00	81,934.72	81,934.72	206.17
	HSBC HOME EQUITY
40431MAA4	LN TR 07-2 AS	37,413,642.35	24,038,265.21	51,072.22	24,089,337.43	115,719.15	11/20/2008	769,532.75	143,930.80	913,463.55	2,298.50
	HSBC HOME EQUITY
40431MAB2	LN TR 07-2 AM	37,413,641.00	24,086,902.08	51,643.82	24,138,545.89	115,955.54	11/20/2008	769,532.75	145,541.65	915,074.40	2,302.56
	HSBC HOME EQUITY
40431MAF3	LN TR07-2 A2V	12,000,000.00	9,073,200.00	16,270.83	9,089,470.83	43,663.55	11/20/2008	0.00	45,854.17	45,854.17	115.38
	HSBC HOME EQUITY
40431MAH9	07-2 CL A-3V	10,000,000.00	5,710,000.00	13,742.36	5,723,742.36	27,495.43	11/20/2008	0.00	38,728.47	38,728.47	97.45
	HSBC HOME EQUITY
40431MAJ5	LN TR 07-2 A4	30,000,000.00	10,659,000.00	41,960.42	10,700,960.42	51,404.74	11/20/2008	0.00	118,252.08	118,252.08	297.55
	HSBC HOME EQUITY
40431MAK2	07-2 CL M-1	8,000,000.00	1,761,600.00	11,213.89	1,772,813.89	8,516.15	11/20/2008	0.00	31,602.78	31,602.78	79.52
	HSBC HOME EQUITY
40431MAL0	LN TR 07-2 M2	5,000,000.00	1,052,000.00	7,100.35	1,059,100.35	5,087.65	11/20/2008	0.00	20,010.07	20,010.07	50.35
	HOME EQUITY ASSET
437084HK5	TR 05-1 A-2	337,094.28	267,989.95	132.54	268,122.50	1,287.99	11/25/2008	337,094.28	960.94	338,055.22	657.31
	HOME EQUITY ASSET
437084VR4	06-4 CL M-1	41,000,000.00	9,032,300.00	16,303.19	9,048,603.19	43,467.23	11/25/2008	0.00	118,198.16	118,198.16	229.82
	HOME EQUITY MTG
43709KAA7	SER 06 2B CL A	76,905,503.59	45,174,292.81	29,298.86	45,203,591.67	217,146.75	11/25/2008	3,228,700.57	212,416.74	3,441,117.31	6,690.82
	HOME EQUITY MTG
43710DAC6	07-2 CL 2A2	35,513,661.15	19,532,513.63	13,648.10	19,546,161.73	93,894.87	11/25/2008	515,381.07	98,948.71	614,329.78	1,194.49
	HOME EQUITY MTG
43710DAD4	07-2 CL 2A3	15,783,849.40	10,160,063.86	6,241.20	10,166,305.06	48,836.39	11/25/2008	229,058.25	45,248.68	274,306.93	533.36
	HOME EQUITY MTG
43710DAE2	07-2 CL 2A-4	7,102,732.23	4,591,916.39	2,950.59	4,594,866.98	22,072.59	11/25/2008	103,076.21	21,391.80	124,468.02	242.01

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	HOME EQUITY MTG
43710EAD2	07-B CL 2A2	66,167,000.00	44,020,905.10	25,134.27	44,046,039.37	211,586.16	11/25/2008	0.00	182,223.46	182,223.46	354.31
	HOME EQUITY MTG
43710EAE0	07-B CL 2A3	32,651,000.00	12,929,796.00	12,547.96	12,942,343.96	62,171.78	11/25/2008	0.00	90,972.71	90,972.71	176.89
	HOME LN MTG LN TR
43718RAA1	2004-2 CL A	2,598,332.22	2,004,093.64	5,667.25	2,009,760.89	9,654.39	11/17/2008	79,643.43	11,688.71	91,332.14	261.15
	HOME LN MTG LN TR
43718RAC7	2005-1 CL A2	2,335,544.00	2,285,096.25	4,992.87	2,290,089.12	11,001.02	11/17/2008	189,758.37	10,356.68	200,115.05	572.20
	HOME LN MTG LN TR
43718RAD5	2005-1 CL A3	29,250,000.00	19,032,975.00	63,960.00	19,096,935.00	91,736.90	11/17/2008	0.00	132,654.84	132,654.84	379.31
	HOUSEHOLD HOME
441917AZ4	EQ LN TR 04-1 A	21,554,267.88	17,282,211.99	30,476.84	17,312,688.82	83,165.83	11/20/2008	114,686.50	85,889.25	200,575.75	504.70
	IXIS REAL ESTATE
45071KDE1	2006-HE1 A-4	24,000,000.00	12,432,000.00	9,490.00	12,441,490.00	59,765.81	11/25/2008	0.00	68,694.05	68,694.05	133.57
	IMPAC CMB TR
45254NPU5	2005-5 CL A-1	64,068,644.00	42,925,991.48	25,476.18	42,951,467.66	206,328.11	11/25/2008	907,621.90	184,702.34	1,092,324.24	2,123.89
	IMPAC SECD P/T
45256VAA5	2006 2 1-A1-1	133,881,086.00	77,758,134.75	51,153.73	77,809,288.48	373,776.37	11/25/2008	1,845,355.18	370,864.56	2,216,219.74	4,309.16
	INDYMAC HM EQ 06
45661DAA4	HE2 CL A	64,549,486.80	36,606,013.96	18,235.23	36,624,249.19	175,933.74	11/28/2008	1,398,056.53	188,430.71	1,586,487.24	2,540.36
	IRWIN WHOLE LN
464187CP6	HM EQ 05-B 1A-1	4,954,746.99	4,613,860.40	1,931.66	4,615,792.06	22,173.11	11/25/2008	0.00	14,004.55	14,004.55	27.23
	JP MORGAN MTG
46625SAD8	ACQ TR 06 HE2 A4	15,844,000.00	12,946,132.40	5,994.88	12,952,127.28	62,218.78	11/25/2008	0.00	43,462.88	43,462.88	84.51
	JP MORGAN MTG 05-
46626LBF6	WMC1 A3	31,007,085.46	29,838,118.34	12,122.91	29,850,241.25	143,393.10	11/25/2008	7,939,978.87	87,745.27	8,027,724.13	15,608.91
	JP MORGAN MTG
46626LHT0	2006-WMC1 CL A4	120,200,000.00	82,457,200.00	45,926.42	82,503,126.42	396,324.39	11/25/2008	0.00	332,180.67	332,180.67	645.88
	J P MORGAN MTG 06
46628RAG0	M-2	17,500,000.00	2,268,000.00	6,900.35	2,274,900.35	10,928.05	11/25/2008	0.00	50,001.39	50,001.39	97.22
	J P MORGAN MTG
46629KAG4	06-WMC3 CL M1	16,306,000.00	500,594.20	6,357.08	506,951.28	2,435.27	11/25/2008	0.00	46,088.80	46,088.80	89.61
	J P MORGAN MTG
46630BAF3	06-WMC4 CL A-5	80,000,000.00	29,696,000.00	30,833.33	29,726,833.33	142,800.28	11/25/2008	0.00	223,410.88	223,410.88	434.39
	J P MORGAN MTG
46630CAD6	07-CH4 CL A-4	20,000,000.00	8,330,000.00	7,597.22	8,337,597.22	40,051.73	11/25/2008	0.00	55,079.86	55,079.86	107.10
	J P MORGAN MTG
46630KAT3	07-HE1 CL AV-3	38,300,000.00	11,570,430.00	14,676.35	11,585,106.35	55,651.95	11/25/2008	0.00	106,403.52	106,403.52	206.89
	LEHMAN XS TR 05-3
525221AB3	1-A-2	21,430,759.51	20,609,961.42	8,426.46	20,618,387.88	99,045.58	11/25/2008	2,099,027.63	61,091.80	2,160,119.43	4,200.08
	LEHMAN XS TR 05-3
525221AC1	1-A3	66,923,000.00	51,396,864.00	27,354.78	51,424,218.78	247,029.09	11/25/2008	0.00	198,322.13	198,322.13	385.61
	LEHMAN XS TR
525221BZ9	2005-4 CTF 1A2	4,122,143.10	3,893,364.16	1,616.22	3,894,980.38	18,710.51	11/25/2008	385,257.16	11,717.62	396,974.78	771.87
	LEHMAN XS TR
525221CA3	2005-4 CTF 1A3	61,532,000.00	44,044,605.60	25,014.47	44,069,620.07	211,699.44	11/25/2008	0.00	181,354.89	181,354.89	352.62

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	LEHMAN XS TR 05-4
525221CB1	MTG P/T 1-A4	10,415,918.35	7,425,508.19	4,095.48	7,429,603.67	35,689.96	11/25/2008	335,162.34	29,692.24	364,854.58	709.41
	LEHMAN XS TR
525221CV7	2005-6 CL 1A3	26,695,505.99	24,714,699.45	10,437.20	24,725,136.65	118,773.38	11/25/2008	1,072,970.55	75,669.71	1,148,640.26	2,233.39
	LEHMAN XS TR
525221CW5	2005-6 CL 1A4	27,342,000.00	17,364,904.20	11,054.52	17,375,958.72	83,469.76	11/25/2008	0.00	80,145.29	80,145.29	155.83
	LEHMAN XS TR
525221JJ7	2006-3 CL A3	22,658,000.00	8,299,625.40	8,959.35	8,308,584.75	39,912.36	11/25/2008	0.00	64,955.29	64,955.29	126.30
	LEHMAN XS TR 06-7
52522EAD1	2-A2	100,571,228.70	66,889,924.21	38,314.84	66,928,239.05	321,506.53	11/25/2008	530,345.79	277,782.62	808,128.41	1,571.30
	LEHMAN XS TR 06-7
52522EAE9	2-A2A	28,812,000.00	8,355,480.00	11,328.72	8,366,808.72	40,192.06	11/25/2008	0.00	82,133.21	82,133.21	159.70
	LEHMAN XS TR 2006
52522WAB5	11 P/T 1-A2	231,092,000.00	155,316,933.20	87,782.86	155,404,716.06	746,525.40	11/25/2008	0.00	636,425.76	636,425.76	1,237.45
	LEHMAN XS TR 2006
52522WAC3	11 P/T 1-A3	64,586,000.00	18,891,405.00	25,323.09	18,916,728.09	90,871.23	11/25/2008	0.00	183,592.43	183,592.43	356.97
	LEHMAN XS TR
525237AB9	2007-10H I-A2	142,759,000.00	71,593,638.50	55,180.32	71,648,818.82	344,183.01	11/25/2008	0.00	400,057.31	400,057.31	777.86
	LEHMAN XS TR
525237AC7	2007-10H I-A3	68,738,000.00	19,390,989.80	27,027.40	19,418,017.20	93,279.30	11/25/2008	0.00	195,948.65	195,948.65	381.00
	LEHMAN XS P/T
52523DAB6	2006 9 A1B	237,471,000.00	130,609,050.00	90,206.00	130,699,256.00	627,846.55	11/25/2008	0.00	653,993.48	653,993.48	1,271.61
	LEHMAN XS TR MTG
52523DAC4	06 9 A1C	71,637,000.00	20,502,509.40	28,008.08	20,530,517.48	98,623.47	11/25/2008	0.00	203,058.56	203,058.56	394.82
	LEHMAN XS TR 06-
52523LAB8	13 P/T 1-A2	168,620,000.00	92,741,000.00	64,239.54	92,805,239.54	445,813.17	11/25/2008	0.00	465,736.64	465,736.64	905.57
	LEHMAN XS TR 06-
52523LAC6	13 P/T 1-A3	41,552,000.00	11,954,510.40	16,384.18	11,970,894.58	57,505.18	11/25/2008	0.00	118,785.34	118,785.34	230.96
	LEHMAN XS TR 2006
52523QAB7	20 P/T CL A2	106,006,000.00	58,239,696.40	40,385.34	58,280,081.74	279,962.94	11/25/2008	0.00	292,793.77	292,793.77	569.30
	LEHMAN XS TR
52523YAB0	2006-19 CL A2	94,066,000.00	52,187,816.80	35,836.53	52,223,653.33	250,869.37	11/25/2008	0.00	259,814.90	259,814.90	505.18
	LEHMAN XS TR 07-3
525245AG1	P/T CL 2A2	79,771,000.00	40,683,210.00	30,301.90	40,713,511.90	195,577.53	11/25/2008	0.00	219,688.78	219,688.78	427.16
	LEHMAN XS TR 07-3
525245AH9	P/T CL 2A3	40,805,000.00	11,074,477.00	15,862.94	11,090,339.94	53,275.22	11/25/2008	0.00	115,006.34	115,006.34	223.62
	LEHMAN XS TR 2007
525249AA6	11 CL A1	7,633,149.72	5,880,578.54	2,874.09	5,883,452.64	28,262.64	11/25/2008	215,893.05	20,837.17	236,730.22	460.29
	LEHMAN XS TR 07-
525249AB4	11 CL A2	102,112,000.00	36,198,704.00	39,355.67	36,238,059.67	174,078.58	11/25/2008	0.00	285,328.58	285,328.58	554.79
	LEHMAN XS TR 07-
525249AC2	11 CL A3	46,653,000.00	12,279,069.60	18,240.03	12,297,309.63	59,073.20	11/25/2008	0.00	132,240.20	132,240.20	257.12
	LEHMAN XS TR SER
52524MAC3	07-9 CL 1-A2	91,102,000.00	35,329,355.60	35,517.13	35,364,872.73	169,884.01	11/25/2008	0.00	257,499.17	257,499.17	500.67
	LEHMAN XS TR SER
52524MAD1	07-9 CL 1A3	45,184,000.00	10,179,955.20	17,866.51	10,197,821.71	48,987.79	11/25/2008	0.00	129,532.17	129,532.17	251.86

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	LONG BEACH MTG
542512AF5	06-11 CL M-1	48,750,000.00	1,564,875.00	18,951.56	1,583,826.56	7,608.31	11/25/2008	0.00	137,398.83	137,398.83	267.15
	LONG BEACH MTG
54251PAD9	LN 06 5 IIA3	80,000,000.00	44,000,000.00	30,300.00	44,030,300.00	211,510.55	11/25/2008	0.00	219,675.00	219,675.00	427.13
	MASTR ASSET BKD
55275BAF4	06-NC2 CL M1	24,073,000.00	3,129,490.00	9,385.13	3,138,875.13	15,078.37	11/25/2008	0.00	68,042.17	68,042.17	132.30
	MSDWCC HELOC TR
55353WAA4	03-1	9,157,461.31	5,455,099.70	3,590.49	5,458,690.19	26,222.18	11/25/2008	147,299.52	26,031.04	173,330.56	337.02
	MASTR ASSET BKD
57643LMN3	TR 05-NC2 A-3	133,065,000.00	93,717,679.50	51,876.87	93,769,556.37	450,445.51	11/25/2008	0.00	376,107.30	376,107.30	731.29
	MASTR ASSET BKD
57643LQB5	2006-AM1 CL A3	22,409,000.00	15,780,417.80	8,587.00	15,789,004.80	75,846.43	11/25/2008	0.00	62,255.78	62,255.78	121.05
	MASTR ASSET BKD
57643LQT6	2006-HE1 CL A3	29,533,000.00	25,410,193.20	11,316.88	25,421,510.08	122,118.58	11/25/2008	601,979.23	82,047.39	684,026.62	1,330.00
	MASTR ASSET
	BACKED 06-WMC1
57643LRK4	A3	39,700,000.00	29,330,360.00	15,168.71	29,345,528.71	140,968.58	11/25/2008	0.00	109,973.13	109,973.13	213.83
	MASTR ABS 2006
57644UAE5	HE2 A-3	16,760,000.00	8,582,796.00	6,347.85	8,589,143.85	41,260.10	11/25/2008	0.00	46,021.91	46,021.91	89.48
	MASTR ASSET BKD
57644UAG0	2006 HE2 M-1	5,670,000.00	247,779.00	2,216.81	249,995.81	1,200.92	11/25/2008	0.00	16,071.89	16,071.89	31.25
	MASTR ASSET BKD
57644UAH8	2006 HE2 M-2	5,656,000.00	438,340.00	2,230.19	440,570.19	2,116.39	11/25/2008	0.00	16,168.89	16,168.89	31.44
	MASTR ABS 2006
57645FAC1	AM2 P/T A-3	29,720,000.00	20,741,588.00	11,322.49	20,752,910.49	99,691.79	11/25/2008	0.00	82,088.09	82,088.09	159.61
	MASTR ABS 2006
57645FAD9	AM2 P/T M-1	18,615,000.00	4,599,766.50	7,340.00	4,607,106.50	22,131.39	11/25/2008	0.00	53,214.98	53,214.98	103.47
	MASTR ABS 2006
57645FAE7	AM2 P/T M-2	4,183,000.00	880,939.80	1,654.03	882,593.83	4,239.76	11/25/2008	0.00	11,991.70	11,991.70	23.32
	MASTR ABS 2006
57645FAF4	AM2 P/T M-3	3,501,000.00	447,427.80	1,392.13	448,819.93	2,156.02	11/25/2008	0.00	10,092.97	10,092.97	19.62
	MERRILL LYNCH MTG
59020U3C7	2006-HE1 A2C	28,655,000.00	22,835,169.50	11,012.28	22,846,181.78	109,747.35	11/25/2008	0.00	79,839.00	79,839.00	155.24
	MERRILL LYNCH MTG
59020U3D5	2006-HE1 A2D	19,554,000.00	10,506,364.20	7,753.70	10,514,117.90	50,507.19	11/25/2008	0.00	56,214.36	56,214.36	109.30
	MERRILL LYNCH MTG
59020US22	05-HE2 A2B	35,446,463.81	31,561,531.38	13,819.20	31,575,350.57	151,680.09	11/25/2008	3,132,828.14	100,189.18	3,233,017.32	6,286.20
	MERRILL LYNCH MTG
590212AC0	06 HE3 A3	93,192,000.00	41,013,799.20	35,296.47	41,049,095.67	197,189.59	11/25/2008	0.00	255,899.41	255,899.41	497.56
	MERRILL LYCH 06-
59022QAD4	HE5 CL A2C	117,353,000.00	49,839,819.10	44,447.45	49,884,266.55	239,631.55	11/25/2008	0.00	322,243.94	322,243.94	626.56
	MERRILL LYNCH MTG
59022QAF9	06-HE5 CL M1	50,235,000.00	7,198,675.50	19,640.49	7,218,315.99	34,674.99	11/25/2008	0.00	142,393.57	142,393.57	276.87
	MERRILL LYNCH 06-
59022QAG7	HE5 CL M2	41,918,000.00	1,794,090.40	16,575.08	1,810,665.48	8,697.98	11/25/2008	0.00	120,169.31	120,169.31	233.65
	MERRILL LYNCH 06-
59022VAF8	OPTI CL M1	49,884,000.00	8,495,245.20	19,503.26	8,514,748.46	40,902.72	11/25/2008	0.00	141,398.64	141,398.64	274.93

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	MERRILL LYNCH 06-
59022VAG6	OPT1 CL M2	35,826,000.00	1,597,839.60	14,166.20	1,612,005.80	7,743.67	11/25/2008	0.00	102,704.94	102,704.94	199.70
	MERRILL LYNCH 07-
59024UAD3	MLN1 CL A-2C	114,600,000.00	40,946,580.00	44,805.42	40,991,385.42	196,912.37	11/25/2008	0.00	324,839.27	324,839.27	631.61
	MORGAN STANLEY
61744CKG0	ABS 05-HE1 A1MZ	343,223.60	274,578.88	136.10	274,714.98	1,319.66	11/25/2008	0.00	986.71	986.71	1.92
	MORGAN STANLEY
61744CWX0	ABS 2006-1 A2C	55,000,000.00	37,939,000.00	21,931.25	37,960,931.25	182,354.82	11/25/2008	0.00	159,001.56	159,001.56	309.16
	MORGAN STANLEY
61744CXM3	ABS 06-WMC1 A2C	25,000,000.00	15,360,000.00	9,913.19	15,369,913.19	73,833.22	11/25/2008	0.00	71,811.09	71,811.09	139.63
	MORGAN STANLEY
61744CYP5	ABS CAP 06-2 A4	32,000,000.00	16,355,200.00	12,582.22	16,367,782.22	78,626.73	11/25/2008	0.00	91,221.11	91,221.11	177.37
	MORGAN STANLEY
617451EU9	CAP 06-HE2 A2C	145,000,000.00	115,492,500.00	55,402.08	115,547,902.08	555,063.23	11/25/2008	0.00	401,478.20	401,478.20	780.62
	MORGAN STANLEY
617487AC7	MTG 06-16AX 2A2	62,000,000.00	32,215,200.00	23,620.28	32,238,820.28	154,867.23	11/25/2008	0.00	171,247.02	171,247.02	332.97
	MORGAN STANLEY
61749HAD2	06 HE3 A-2C	40,000,000.00	20,000,000.00	15,194.44	20,015,194.44	96,147.99	11/25/2008	0.00	110,159.72	110,159.72	214.19
	MORGAN STANLEY
61749QAD2	IXIS RE 06 1 A3	43,255,000.00	32,748,360.50	16,382.83	32,764,743.33	157,393.64	11/25/2008	0.00	118,589.69	118,589.69	230.58
	MORGAN STANLEY
617505AE2	07-NC1 CL A2D	17,385,000.00	4,958,202.00	6,719.79	4,964,921.79	23,850.24	11/25/2008	0.00	48,718.44	48,718.44	94.73
	MORGAN STANLEY
61751GAC1	07-5AX CL 2A2	7,000,000.00	3,681,300.00	2,651.25	3,683,951.25	17,696.78	11/25/2008	0.00	19,221.56	19,221.56	37.37
	MORGAN STANLEY
61751GAD9	07-5AX CL 2A3	10,100,000.00	5,330,780.00	3,915.15	5,334,695.15	25,626.54	11/25/2008	0.00	28,384.86	28,384.86	55.19
	MORGAN STANLEY
61753NAE0	07-NC2 CL A2C	57,000,000.00	25,627,200.00	22,285.42	25,649,485.42	123,213.72	11/25/2008	0.00	161,426.55	161,426.55	313.87
	MORGAN STANLEY
61753NAF7	07-NC2 CL A-2D	30,000,000.00	8,445,000.00	11,962.50	8,456,962.50	40,625.13	11/25/2008	0.00	86,651.51	86,651.51	168.48
	MORGAN STANLEY
61755AAC0	07-NC3 CL A-2B	52,980,000.00	33,727,068.00	20,007.31	33,747,075.31	162,112.51	11/25/2008	0.00	145,030.35	145,030.35	281.99
	MORGAN STANLEY
61755AAD8	07-NC3 CL A-2C	71,000,000.00	29,997,500.00	27,206.81	30,024,706.81	144,231.19	11/25/2008	0.00	197,218.56	197,218.56	383.47
	MORGAN STANLEY
61755AAE6	07-NC3 CL A-2D	26,000,000.00	7,480,200.00	10,165.28	7,490,365.28	35,981.84	11/25/2008	0.00	73,686.76	73,686.76	143.27
	MORGAN STANLEY
61755EAD0	07-NC4 CL A2C	46,000,000.00	16,100,000.00	17,524.72	16,117,524.72	77,424.56	11/25/2008	0.00	126,930.89	126,930.89	246.80
	NATIONSTAR HOME
63860FAD5	EQ 2006-B AV-4	59,274,000.00	30,964,737.60	23,306.21	30,988,043.81	148,858.82	11/25/2008	0.00	168,970.00	168,970.00	328.54
	NATIONSTAR HM
63860HAC3	EQTY 07-A CL AV3	35,000,000.00	19,281,500.00	13,256.25	19,294,756.25	92,687.19	11/25/2008	0.00	96,107.81	96,107.81	186.87
	NATIONSTAR HM
63860HAD1	EQTY 07-A CL AV4	39,000,000.00	13,856,700.00	15,117.92	13,871,817.92	66,636.75	11/25/2008	0.00	109,604.90	109,604.90	213.11
	NATIONSTAR HM
63860LAC4	EQTY 07-B 2AV2	58,395,000.00	38,978,662.50	22,311.76	39,000,974.26	187,350.93	11/25/2008	0.00	161,760.22	161,760.22	314.52

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	NATIONSTAR HM
63860LAD2	EQTY 07-B CL2AV3	28,708,000.00	13,383,669.60	11,192.13	13,394,861.73	64,345.57	11/25/2008	0.00	81,142.96	81,142.96	157.77
	NEW CENTY HOME
64352VKN0	EQUITY 05-2 A-1	12,677,260.83	10,809,900.31	5,083.23	10,814,983.54	51,952.48	11/25/2008	0.00	36,853.41	36,853.41	71.66
	NEW CENTY HM EQ
64352VLG4	LN TR 05-3 A2C	83,387,114.99	76,841,226.46	32,694.70	76,873,921.16	369,283.10	11/25/2008	5,113,670.24	237,036.57	5,350,706.80	10,403.78
	NEW CENTY HOME
64352VMS7	EQ 05-4 CL A-2B	19,534,503.99	16,809,440.68	7,659.15	16,817,099.84	80,785.14	11/25/2008	638,933.69	55,528.86	694,462.56	1,350.30
	NEW CENTY HOME
64352VNH0	EQ 05-B CL A2C	244,245,602.10	206,485,232.02	96,036.01	206,581,268.03	992,364.77	11/25/2008	8,081,754.09	696,261.11	8,778,015.20	17,067.75
	NEWCASTLE MTG 07-
65106FAC6	1 CL 2A2	27,683,000.00	13,963,305.20	10,515.70	13,973,820.90	67,126.74	11/25/2008	0.00	76,238.79	76,238.79	148.24
	NEWCASTLE MTG
65106FAD4	SECS 07-1 CL 2A3	34,007,000.00	13,531,385.30	13,182.44	13,544,567.74	65,064.72	11/25/2008	0.00	95,572.66	95,572.66	185.83
	NOMURA ASSET
65535VTP3	CORP 06S1 A2 144A	10,000,000.00	2,325,000.00	3,965.28	2,328,965.28	11,187.77	11/25/2008	0.00	28,748.26	28,748.26	55.90
	NOMURA HOME
65536HBA5	2005-HE1 CL 2A2	17,557,397.93	16,985,026.76	6,883.96	16,991,910.72	81,624.89	11/25/2008	3,010,906.00	49,908.73	3,060,814.73	5,951.37
	NOMURA HOME
65536MAC1	EQUITY 06 HE2 A3	26,000,000.00	21,036,600.00	9,905.28	21,046,505.28	101,102.15	11/25/2008	0.00	71,813.26	71,813.26	139.63
	NOMURA ASSET SER
65538NAB9	07-1 CL 2A3	42,972,000.00	21,971,583.60	16,753.11	21,988,336.71	105,626.47	11/25/2008	0.00	121,460.06	121,460.06	236.16
	NOMURA ASSET SER
65538NAC7	07-1 CL 2A3	41,602,000.00	21,375,107.60	16,681.25	21,391,788.85	102,760.81	11/25/2008	0.00	120,939.04	120,939.04	235.15
	NOVASTAR MTG FDS
669884AF5	SER 06 1 M-1	40,000,000.00	6,000,000.00	15,816.67	6,015,816.67	28,898.48	11/25/2008	0.00	114,670.84	114,670.84	222.96
	NOVASTAR MTG FDG
66988WAF3	2006 3 M-1	41,550,000.00	1,171,710.00	16,429.56	1,188,139.56	5,707.53	11/25/2008	0.00	119,114.33	119,114.33	231.60
	NOVASTAR MTG 06 4
66988XAC8	ABC A-2 C	72,382,000.00	24,877,693.40	27,414.68	24,905,108.08	119,637.91	11/25/2008	0.00	198,756.45	198,756.45	386.46
	OPTEUM MTG ACCEP
68383NAS2	05-2 CL AI2	16,394,634.75	15,581,460.87	6,336.98	15,587,797.85	74,879.88	11/25/2008	626,194.62	45,943.11	672,137.73	1,306.89
	OPTEUM MTG ACCEP
68383NDV2	2006- 1A1B	144,307,000.00	89,643,508.40	55,297.64	89,698,806.04	430,890.64	11/25/2008	0.00	400,907.89	400,907.89	779.52
	OPTEUM MTG ACCEP
68383NDW0	2006-1A1C	77,617,000.00	26,498,443.80	30,691.06	26,529,134.86	127,439.33	11/25/2008	0.00	222,510.15	222,510.15	432.64
	OPTION ONE MTG
68389BAE3	06-3 ABC M-2	23,500,000.00	799,000.00	9,266.18	808,266.18	3,882.71	11/25/2008	0.00	67,179.81	67,179.81	130.62
	OPTION ONE MTG LN
68389FGF5	05-1 A-1B	970,468.68	561,222.04	386.97	561,609.01	2,697.83	11/25/2008	0.00	2,805.56	2,805.56	5.46
	OPTION ONE MTG LN
68389FHB3	TR 05-2 M-1	8,200,000.00	4,346,000.00	3,369.97	4,349,369.97	20,893.29	11/25/2008	0.00	24,432.30	24,432.30	47.51
	OPTION ONE MTG LN
68389FJW5	TR 05-5 A-3	8,223,791.21	7,250,916.71	3,169.59	7,254,086.30	34,846.82	11/25/2008	294,026.08	22,979.50	317,005.58	616.38
	OWNITE MTG LN TR
69121PAR4	05-3 CL A-2B	17,240,325.72	16,521,404.14	6,721.33	16,528,125.47	79,396.98	11/25/2008	3,537,625.37	48,729.66	3,586,355.03	6,973.22

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	OWNIT MTG LN TR
69121PAV5	05-4 CL A2A2	56,532,608.19	52,219,170.19	22,165.49	52,241,335.68	250,954.32	11/25/2008	6,890,735.70	160,699.83	7,051,435.53	13,710.63
	OWNIT MTG LN TR
69121PAX1	05-4 CL A-3	12,000,000.00	8,865,600.00	4,945.00	8,870,545.00	42,611.88	11/25/2008	0.00	35,851.25	35,851.25	69.71
	OWNIT MTG LN TR
69121PBT9	2005-5 CL A2B	23,163,152.83	18,210,870.75	9,133.36	18,220,004.11	87,524.34	11/25/2008	2,168,008.98	66,216.86	2,234,225.84	4,344.17
	OWNIT MTG LN 06 4
69121QAD3	CL A2C	48,798,000.00	23,618,232.00	18,482.24	23,636,714.24	113,544.87	11/25/2008	0.00	133,996.28	133,996.28	260.54
	PARK PL SECS INC
70069FEW3	2004-WHQ2 A1D	5,755,206.89	4,731,931.10	2,352.44	4,734,283.55	22,742.31	11/25/2008	0.00	17,055.20	17,055.20	33.16
	PARK PL SECS INC
70069FEY9	2004-WHQ2 A2B	10,142,436.28	7,839,089.00	4,145.72	7,843,234.72	37,676.94	11/25/2008	0.00	30,056.48	30,056.48	58.44
	PARK PL SECS INC
70069FKC0	05-WCW1 A-3C	13,891,575.60	13,488,719.91	5,400.35	13,494,120.26	64,822.38	11/25/2008	1,698,085.41	39,152.54	1,737,237.95	3,377.84
	POPULAR ABS MTG
73316MAC1	06 C CL A3	24,187,000.00	19,862,364.40	9,187.70	19,871,552.10	95,457.97	11/25/2008	0.00	66,610.83	66,610.83	129.52
	POPULAR ABS MTG
73316NAB1	P/T 07-A CL A2	76,090,000.00	35,343,805.00	29,664.53	35,373,469.53	169,925.30	11/25/2008	0.00	215,067.86	215,067.86	418.17
	POPULAR ABS INC
73316PJV3	2006-A A-4	50,749,000.00	35,301,004.40	20,179.78	35,321,184.18	169,674.14	11/25/2008	0.00	146,303.38	146,303.38	284.47
	QUEST TR 2006-X1
748351AR4	A-2 A44A	25,000,000.00	17,977,500.00	9,579.86	17,987,079.86	86,405.43	11/25/2008	0.00	69,453.99	69,453.99	135.04
	QUEST TR 2006-X1
748351AS2	A-3 144A	6,365,000.00	2,546,000.00	2,509.75	2,548,509.75	12,242.40	11/25/2008	0.00	18,195.72	18,195.72	35.38
	RAAC SER 2006-SP2
74919PAB5	CL A-2	20,409,000.00	16,570,067.10	7,775.26	16,577,842.36	79,635.81	11/25/2008	0.00	56,370.65	56,370.65	109.61
	RAAC SER 2006 SP3
74919QAB3	P/T A-2	30,000,000.00	22,284,000.00	11,429.17	22,295,429.17	107,101.67	11/25/2008	0.00	82,861.46	82,861.46	161.11
	RAAC SER 2006-SP3
74919QAC1	P/T A-3	36,505,000.00	18,402,170.50	14,353.56	18,416,524.06	88,468.38	11/25/2008	0.00	104,063.33	104,063.33	202.34
	RASC SER 2006
74924QAC4	EMX5 CTF A-3	50,781,000.00	36,983,802.30	19,289.73	37,003,092.03	177,753.60	11/25/2008	0.00	139,850.52	139,850.52	271.92
	RAMP SER 2006-NC2
75156TAB6	P/T CL A2	13,971,554.60	12,209,741.56	5,353.82	12,215,095.39	58,678.26	11/25/2008	342,688.40	38,815.21	381,503.61	741.79
	RAMP SER 2006-RS4
75156WAC7	CL A3	61,680,000.00	47,919,192.00	23,498.37	47,942,690.37	230,304.70	11/25/2008	0.00	170,363.16	170,363.16	331.25
	RASC SER 2005-
753910AB4	KS12 CL A2	6,925,618.95	5,888,853.79	2,700.03	5,891,553.82	28,301.55	11/25/2008	280,561.39	19,575.21	300,136.60	583.58
	RASC SER 05 EMX
75405MAC8	CTF CL A-1-3	9,566,462.96	8,972,385.61	3,750.85	8,976,136.46	43,119.12	11/25/2008	915,775.62	27,193.67	942,969.29	1,833.49
	RASC SER 2006
754065AC4	EMX6 CTF A-3	40,860,000.00	25,619,220.00	15,475.73	25,634,695.73	123,142.67	11/25/2008	0.00	112,199.01	112,199.01	218.16
	RASC SER 2006
754065AD2	EMX6 ABC A4	39,011,000.00	10,653,904.10	15,295.56	10,669,199.66	51,252.17	11/25/2008	0.00	110,892.83	110,892.83	215.62
	RASC SER 2006 KS4
75406EAC5	P/T A-3	50,000,000.00	37,145,000.00	18,937.50	37,163,937.50	178,526.26	11/25/2008	0.00	137,296.87	137,296.87	266.96

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	RASC SER 2006 KS5
75406VAC7	CTF A-3	64,000,000.00	37,632,000.00	24,311.11	37,656,311.11	180,891.50	11/25/2008	0.00	176,255.56	176,255.56	342.71
	RASC SER 2006 KS6
75406WAC5	ABC A-3	30,000,000.00	18,033,000.00	11,362.50	18,044,362.50	86,680.61	11/25/2008	0.00	82,378.13	82,378.13	160.17
	RASC SER 2006 KS7
75406XAC3	A-3	25,000,000.00	15,800,000.00	9,468.75	15,809,468.75	75,944.74	11/25/2008	0.00	68,648.44	68,648.44	133.48
	RASC SER 2006-KS9
75406YAF4	CL M-1S	35,000,000.00	5,400,500.00	13,645.14	5,414,145.14	26,008.20	11/25/2008	0.00	98,927.26	98,927.26	192.35
	RENAISSANCE HOME
759676AB5	EQUITY LN	8,942,402.20	8,109,864.56	3,386.93	8,113,251.49	38,974.03	11/25/2008	82,953.26	24,555.28	107,508.54	209.04
	RENAISSANCE MTG
75970NAF4	05-2 HM EQ AV2	385,535.88	379,752.84	150.31	379,903.15	1,824.96	11/25/2008	0.00	1,089.72	1,089.72	2.12
	RENAISSANCE HOME
759950GR3	2006-1 LN AV2	8,357,603.20	7,668,936.70	3,211.87	7,672,148.57	36,855.08	11/25/2008	176,109.62	23,286.08	199,395.70	387.70
	RENAISSANCE HOME
759950GS1	2006-1 AV-3	19,210,000.00	14,641,862.00	7,595.95	14,649,457.95	70,372.33	11/25/2008	0.00	55,070.67	55,070.67	107.08
	RESIDENTIAL ASSET
7609857J4	04-RS7 A2B2	26,858,397.46	22,786,664.41	10,709.79	22,797,374.19	109,512.89	11/25/2008	715,059.64	77,645.94	792,705.58	1,541.32
	RESIDENTIAL ASSET
76110W3P9	05-KS8 A-3	9,742,831.99	9,467,109.84	3,809.18	9,470,919.02	45,495.93	11/25/2008	1,173,165.60	27,616.53	1,200,782.13	2,334.77
	RESIDENTIAL 2005-
76110W6L5	ALH3 CL A2	21,336,067.21	19,321,942.47	8,294.40	19,330,236.86	92,857.63	11/25/2008	823,757.12	60,134.37	883,891.49	1,718.62
	RESIDENTIAL 2005-
76110W6M3	AHL3 CL A-3	20,805,000.00	10,240,221.00	8,319.11	10,248,540.11	49,231.42	11/25/2008	0.00	60,313.55	60,313.55	117.27
	RESIDENTIAL ASSET
76110WD52	SEC 04-RS8	1,039,062.77	672,273.61	440.88	672,714.49	3,231.55	11/25/2008	0.00	3,430.75	3,430.75	6.67
	RESIDENTIAL ASSET
76110WG26	04-KS10 AII2	1,932,460.60	1,317,358.39	783.45	1,318,141.84	6,332.02	11/25/2008	0.00	5,678.03	5,678.03	11.04
	RESIDENTIAL ASSET
76110WJ23	04-KS11 HE	257,660.87	170,468.43	104.17	170,572.61	819.39	11/25/2008	0.00	755.26	755.26	1.47
	RESIDENTIAL ASSET
76110WLD6	01-KS1 A II	2,499,787.53	1,794,597.47	1,035.68	1,795,633.14	8,625.77	11/25/2008	60,661.99	7,508.64	68,170.63	132.55
	RESIDENTIAL ASSET
76110WSK3	SECURITIES	3,492,916.60	2,715,742.66	1,489.83	2,717,232.48	13,052.91	11/25/2008	83,108.09	10,801.24	93,909.34	182.59
	RESIDENTIAL ASSET
76110WU53	05-KS4 A-4B	2,998,247.78	2,666,941.40	1,202.21	2,668,143.61	12,817.09	11/25/2008	0.00	8,716.05	8,716.05	16.95
	RESIDENTIAL ASSET
76110WUP9	SEC 03-KS9	3,752,096.00	2,629,468.88	1,625.39	2,631,094.26	12,639.12	11/25/2008	80,264.25	11,731.31	91,995.56	178.87
	RESIDENTIAL ASSET
76112B2C3	2006-RS2 A2	51,657,002.60	46,367,325.53	19,852.07	46,387,177.61	222,832.40	11/25/2008	1,549,915.31	143,927.53	1,693,842.84	3,293.47
	RESIDENTIAL ASSET
76112B2D1	2006-RS2 A3	80,007,000.00	32,002,800.00	31,636.10	32,034,436.10	153,885.42	11/25/2008	0.00	229,361.73	229,361.73	445.97
	RESIDENTIAL ASSET
76112BL81	2005-RS9 AI4	110,957,883.60	33,287,365.08	44,121.17	33,331,486.25	160,116.13	11/25/2008	1,614,192.56	319,878.48	1,934,071.04	3,760.56
	RESIDENTIAL ASSET
76112BPU8	2005-RS5 AI3	20,929,000.00	15,332,585.40	8,368.69	15,340,954.09	73,694.11	11/25/2008	0.00	60,673.03	60,673.03	117.97

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	RESIDENTIAL ASSET
76112BR77	05-EFC7 AI4	70,151,000.00	40,021,145.50	28,128.60	40,049,274.10	192,386.70	11/25/2008	0.00	203,932.37	203,932.37	396.52
	RESIDENTIAL ASSET
76112BT83	2006-RS1 AI2	56,295,224.00	40,419,970.83	21,822.22	40,441,793.05	194,272.26	11/25/2008	1,301,852.47	158,199.14	1,460,051.62	2,838.89
	RESIDENTIAL ASSET
76112BX21	2006-NC1 A3	16,044,500.00	7,006,633.15	6,344.26	7,012,977.41	33,688.59	11/25/2008	0.00	45,995.91	45,995.91	89.43
	RESIDENTIAL ASSET
76112BY87	2006-RZ1 A-2	57,035,693.26	48,081,089.42	21,855.76	48,102,945.18	231,074.52	11/25/2008	1,825,219.29	158,454.27	1,983,673.55	3,857.01
	RESIDENTIAL ASSET
76112BY95	2006-RZ1 A-3	49,479,000.00	28,915,527.60	19,564.82	28,935,092.42	138,996.95	11/25/2008	0.00	141,844.95	141,844.95	275.80
	RESIDENTIAL 05-
76112BYQ7	EFC3 CL AI2	2,823,722.34	2,725,456.80	1,107.13	2,726,563.94	13,097.73	11/25/2008	426,210.25	8,026.73	434,236.97	844.32
	RESIDENTIAL ASSET
76112BZF0	05-RS8 CL A2	82,500,532.66	65,637,423.78	32,530.42	65,669,954.20	315,462.04	11/25/2008	2,344,033.60	235,845.54	2,579,879.14	5,016.25
	RESIDENTIAL ASSET
76113ABZ3	06-EMX3 A-2	124,066,509.50	92,652,869.29	47,403.75	92,700,273.04	445,308.94	11/25/2008	4,348,285.61	343,677.16	4,691,962.76	9,122.94
	SG MTG SECS TR 06-
78420MAG4	OPT2 CL M1	18,701,000.00	3,240,883.30	7,270.01	3,248,153.31	15,603.32	11/25/2008	0.00	52,707.60	52,707.60	102.48
	SAACO SER 05-NC4
78514RAC9	CL A-3	28,481,000.00	23,602,204.70	11,578.32	23,613,783.02	113,434.71	11/25/2008	0.00	83,942.80	83,942.80	163.22
	SACO I TR 2005-10
785778ND9	CL IA	31,557,524.09	18,798,817.10	12,338.12	18,811,155.22	90,364.09	11/25/2008	878,343.93	89,451.34	967,795.26	1,881.76
	SACO I TR 2006-2 CL
785778PF2	1 A	29,699,425.23	19,120,489.96	11,413.65	19,131,903.62	91,904.88	11/25/2008	609,080.34	82,748.99	691,829.34	1,345.18
	SACO I TR 2006-2 CL
785778PG0	2 A1	22,827,716.27	5,453,541.42	8,772.82	5,462,314.24	26,239.59	11/25/2008	419,827.98	63,602.93	483,430.91	939.97
	SAXON ASSET SECS
805564PL9	TR 04-1 A	4,507,567.80	3,853,970.47	1,902.57	3,855,873.04	18,522.65	11/25/2008	0.00	13,793.63	13,793.63	26.82
	SAXON ASSET SECS
80556AAC1	TR 06-3 CL A3	111,000,000.00	57,942,000.00	42,287.92	57,984,287.92	278,542.02	11/25/2008	0.00	306,587.39	306,587.39	596.12
	SAXON ASSET SECS
80556UAF0	TR 2006-1 M-1	26,748,000.00	5,619,754.80	10,606.33	5,630,361.13	27,046.85	11/25/2008	0.00	76,895.86	76,895.86	149.51
	SAXON ASSET 06-2
80556XAG2	CL M-1	9,500,000.00	2,241,050.00	3,745.90	2,244,795.90	10,783.44	11/25/2008	0.00	27,149.86	27,149.86	52.79
	SECURITZED ASSET
81375HAC3	BKD 06 NC1 A3	45,000,000.00	20,061,000.00	17,643.75	20,078,643.75	96,452.78	11/25/2008	0.00	127,841.63	127,841.63	248.57
	SECURITIZED ASSET
81375WAS5	04-D01 A-2	1,978,707.84	1,113,814.64	797.80	1,114,612.45	5,354.32	11/25/2008	0.00	5,784.08	5,784.08	11.25
	SECURITIZED ASSET
81376WAB1	06 CB5 A-2	9,600,000.00	8,984,640.00	3,593.33	8,988,233.33	43,177.23	11/25/2008	0.00	26,040.98	26,040.98	50.63
	SECURITIZED ASSET
81378GAE8	07-NC2 CL M1	10,000,000.00	2,152,000.00	3,876.39	2,155,876.39	10,356.29	11/25/2008	0.00	28,103.82	28,103.82	54.64
	SMART HOME 05-1A
83169RAA1	CL M1 144A	3,811,976.90	3,596,600.21	1,592.03	3,598,192.23	17,284.82	11/25/2008	150,160.47	11,542.23	161,702.70	314.41
	SMART HOME
83170GAA2	CREDIT 2006-1 LLC	22,000,000.00	11,000,000.00	8,845.83	11,008,845.83	52,883.74	11/25/2008	0.00	64,132.20	64,132.20	124.70

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	SMART HOME
83170GAC8	CREDIT 2006-1 LLC	14,000,000.00	6,300,000.00	5,660.28	6,305,660.28	30,290.82	11/25/2008	0.00	41,037.08	41,037.08	79.79
	SOUNVIEW HOME LN
83611MGE2	TR 05-OPT2 A4	5,872,773.37	5,784,094.49	2,315.67	5,786,410.16	27,796.47	11/25/2008	3,790,959.74	16,788.59	3,807,748.33	7,403.69
	SOUNDVIEW HOME
83611MGT9	LN 2005-OPT3 A5	51,418,000.00	26,943,032.00	20,788.58	26,963,820.58	129,527.45	11/25/2008	0.00	150,717.23	150,717.23	293.05
	SOUNDVIEW HOME
83611MJH2	LN 05-OPT4 2A3	56,650,000.00	43,433,555.00	22,148.58	43,455,703.58	208,750.34	11/25/2008	0.00	160,577.18	160,577.18	312.22
	SOUNDVIEW HOME
83611MMM7	LN 2006-OPT2 M1	25,000,000.00	5,817,500.00	9,885.42	5,827,385.42	27,993.30	11/25/2008	0.00	71,669.27	71,669.27	139.35
	SOUNDVIEW HM LN
83611MPK8	TR 06-OPT3 M-1	85,000,000.00	21,088,500.00	33,704.86	21,122,204.86	101,465.79	11/25/2008	0.00	244,360.24	244,360.24	475.13
	SOUNDVIEW HM LN
83611YAF9	TR 06 OPT4 M-1	15,000,000.00	3,231,000.00	5,897.92	3,236,897.92	15,549.25	11/25/2008	0.00	42,759.90	42,759.90	83.14
	SOUNDVIEW HM LN
83612CAF6	06 OPT5 M-1	60,000,000.00	12,702,000.00	23,391.67	12,725,391.67	61,129.60	11/25/2008	0.00	169,589.58	169,589.58	329.75
	SOUNDVIEW HOME
83612CAG4	LN TR 06 OPT5	68,500,000.00	5,260,800.00	26,933.82	5,287,733.82	25,400.95	11/25/2008	0.00	195,270.19	195,270.19	379.68
	SOUNDVIEW HOME
83612HAC2	LN TR 2006-3 A3	65,000,000.00	46,618,000.00	24,690.97	46,642,690.97	224,059.83	11/25/2008	0.00	178,258.98	178,258.98	346.60
	SOUNDVIEW HM LN
83612JAE4	TR 06-EQ1 M-1	47,271,000.00	10,078,177.20	18,429.12	10,096,606.32	48,501.57	11/25/2008	0.00	133,611.15	133,611.15	259.79
	SOUNDVIEW HM LN
83612QAC2	TR 07 NS1 A-3	85,880,000.00	34,935,984.00	33,004.16	34,968,988.16	167,982.28	11/25/2008	0.00	239,280.17	239,280.17	465.25
	SPECIALTY
	UNDERWRITING 04-
84751PDZ9	BC4	3,315,600.00	2,101,427.28	1,347.88	2,102,775.16	10,101.21	11/25/2008	0.00	9,764.03	9,764.03	18.98
	SPECIALTY
	UNDERWRIT 06-BC1
84751PKA6	A2C	34,000,000.00	27,142,200.00	13,066.39	27,155,266.39	130,447.11	11/25/2008	0.00	94,731.32	94,731.32	184.19
	SPECIALTY
	UNDERWRIT 06 AB1
84751PKW8	A4	78,735,000.00	25,392,037.50	31,133.13	25,423,170.63	122,126.56	11/25/2008	0.00	225,715.20	225,715.20	438.87
	STRUCTURED ASSET
863576DE1	05-WF4 CL A4	43,616,000.00	30,160,464.00	17,537.27	30,178,001.27	144,967.57	11/25/2008	0.00	127,145.18	127,145.18	247.22
	STRUCTURED ASSET
86358EA89	2006-1 CL A3	70,000,000.00	50,785,000.00	26,901.39	50,811,901.39	244,087.67	11/25/2008	0.00	195,035.07	195,035.07	379.22
	STRUCTURED ASSET
86358EC87	2006-BNC1 A4	28,623,000.00	25,537,440.60	10,968.17	25,548,408.77	122,728.17	11/25/2008	0.00	79,519.27	79,519.27	154.62
	STRUCTURED ASSET
86358EE69	INVT 06-2 A-3	75,000,000.00	50,182,500.00	28,656.25	50,211,156.25	241,201.84	11/25/2008	0.00	207,757.81	207,757.81	403.96
	STRUCTURED ASSET
86358EE85	INVT 06-2 M-1	74,875,000.00	1,909,312.50	29,690.02	1,939,002.52	9,314.48	11/25/2008	0.00	215,252.63	215,252.63	418.53
	STRUCTURED ASSET
86358EKH8	INVT 04-7 A7	56,409,690.65	44,416,990.42	23,057.46	44,440,047.88	213,478.88	11/25/2008	0.00	167,166.59	167,166.59	325.03
	STRUCTURED ASSET
86358EKJ4	INVT 04-7 A8	17,500,000.00	13,314,000.00	7,503.13	13,321,503.13	63,993.17	11/25/2008	0.00	54,397.66	54,397.66	105.77

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	STRUCTURED ASSET
86358ELS3	INVT 04-8 A8	10,256,786.36	6,965,383.62	4,283.63	6,969,667.25	33,480.54	11/25/2008	0.00	31,056.34	31,056.34	60.39
	STRUCTURED ASSET
86358EQU3	INVT 05-2 A1	10,870,528.00	9,645,419.49	4,250.07	9,649,669.57	46,354.60	11/25/2008	841,992.14	30,813.04	872,805.18	1,697.06
	STRUCTURED ASSET
86358EVK9	05-HE2 CL A2	21,298,700.42	21,149,609.52	8,327.20	21,157,936.72	101,637.44	11/25/2008	3,742,478.28	60,372.20	3,802,850.48	7,394.17
	STRUCTURED ASSET
86358EWV4	05-HE3 A-4	64,868,409.68	61,475,791.85	25,289.67	61,501,081.52	295,435.82	11/25/2008	7,385,116.17	183,350.11	7,568,466.28	14,715.94
	STRUCTURED ASSET
86358EXN1	05-8 P/T A3	119,007,231.00	116,496,178.43	46,528.52	116,542,706.95	559,842.03	11/25/2008	10,255,853.40	337,331.79	10,593,185.19	20,597.12
	STRUCTURED ASSET
86358EXP6	2005-8 CL A4	149,906,000.00	90,603,186.40	60,274.70	90,663,461.10	435,524.60	11/25/2008	0.00	436,991.61	436,991.61	849.68
	STRUCTURED ASSET
86358EXS0	2005-8 M-3	13,000,000.00	1,093,300.00	5,458.19	1,098,758.19	5,278.16	11/25/2008	0.00	39,571.91	39,571.91	76.94
	STRUCTURED ASSET
86358EYC4	2005-9 CL A3	187,493,000.00	101,846,197.60	75,387.81	101,921,585.41	489,605.82	11/25/2008	0.00	546,561.63	546,561.63	1,062.72
	STRUCTURED ASSET
86358EYS9	2005-9 CL A6	76,324,257.00	67,195,875.86	29,925.47	67,225,801.33	322,935.94	11/25/2008	5,394,517.67	216,959.65	5,611,477.32	10,910.82
	STRUCTURED ASSET
86358EYX8	INVT 05-10 A5	63,078,541.00	54,474,628.01	24,802.13	54,499,430.14	261,801.64	11/25/2008	2,929,975.27	179,815.46	3,109,790.73	6,046.60
	STRUCTURED ASSET
86358EZR0	2005-11 CL A5	79,218,542.00	65,688,015.03	31,236.31	65,719,251.34	315,698.85	11/25/2008	4,397,578.99	226,463.26	4,624,042.25	8,990.87
	STRUCTURED ASSET
86358GAG6	06 BNC2 M1	22,652,000.00	618,399.60	9,007.32	627,406.92	3,013.91	11/25/2008	0.00	65,303.04	65,303.04	126.97
	STRUCTURED ASSET
86359DAW7	SECS05-GEL2 A	6,238,258.20	5,313,748.33	2,452.85	5,316,201.18	25,537.70	11/25/2008	113,294.93	17,783.15	131,078.09	254.86
	STRUCTURED ASSET
86359RAD8	06 BC4 CL A4	50,880,000.00	19,909,344.00	19,383.87	19,928,727.87	95,732.63	11/25/2008	0.00	140,533.03	140,533.03	273.25
	STRUCTURED ASSET
86359RAF3	06 BC4 CL M1	36,488,000.00	4,312,881.60	14,184.71	4,327,066.31	20,786.14	11/25/2008	0.00	102,839.15	102,839.15	199.96
	STRUCTURED ASSET
86359UAG4	2006-OPT1 M-1	10,995,000.00	2,587,123.50	4,347.61	2,591,471.11	12,448.78	11/25/2008	0.00	31,520.14	31,520.14	61.29
	STRUCTURED ASSET
86360CAB2	06-GEL2 144A	63,673,000.00	34,860,967.50	25,177.37	34,886,144.87	167,584.32	11/25/2008	0.00	182,535.90	182,535.90	354.92
	STRUCTURED AST
86360DAE4	06-11 A3 144A	47,974,643.00	16,604,023.94	4,412.67	16,608,436.61	79,782.78	12/1/2008	0.00	141,205.36	141,205.36	177.65
	STRUCTURED ASSET
86360WAD4	06-4 CL A4	120,163,000.00	60,393,923.80	45,511.74	60,439,435.54	290,335.94	11/25/2008	0.00	329,960.09	329,960.09	641.57
	STRUCTURED ASSET
86360WAF9	2006 4 P/T M1	157,794,000.00	4,497,129.00	61,868.40	4,558,997.40	21,900.28	11/25/2008	0.00	448,545.88	448,545.88	872.14
	STRUCTURED ASSET
86360XAB6	06-GE3 144A	40,894,000.00	21,882,379.40	15,852.10	21,898,231.50	105,193.63	11/25/2008	0.00	114,927.76	114,927.76	223.46
	STRUCTURED ASSET
86361CAD7	06-WI A4 144A	11,801,000.00	6,069,254.30	4,469.63	6,073,723.93	29,176.65	11/25/2008	0.00	32,404.81	32,404.81	63.01
	STRUCTURED ASSET
86361KAF4	06-BNC3 M-1	155,716,000.00	8,190,661.60	61,053.65	8,251,715.25	39,639.18	11/25/2008	0.00	442,638.95	442,638.95	860.66

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	STRUC ASSSET07-
86363MAA9	GEL2 A1 1G 144A	31,207,158.50	23,489,628.20	11,819.71	23,501,447.91	112,895.08	11/25/2008	607,261.61	85,692.91	692,954.51	1,347.36
	STRUC ASSET SEC07-
86363MAB7	GEL2 A2 144A	49,025,000.00	24,512,500.00	19,494.25	24,531,994.25	117,845.57	11/25/2008	0.00	141,333.29	141,333.29	274.80
	TERWIN MTG TR 06-
8815612F0	5 I-A2B 144A	27,699,000.00	17,120,751.90	10,675.66	17,131,427.56	82,295.10	11/25/2008	0.00	77,398.51	77,398.51	150.49
	TERWIN MTG TR
881561F25	2005-18ALT CL A2	75,873,000.00	54,355,417.20	29,664.24	54,385,081.44	261,252.33	11/25/2008	0.00	215,065.71	215,065.71	418.17
	TERWIN MTG TR
881561F33	2005-18ALT CL A3	56,920,000.00	38,477,920.00	22,949.83	38,500,869.83	184,948.55	11/25/2008	0.00	166,386.25	166,386.25	323.52
	TERWIN MTG TR
881561L93	2006-1ABS 1A2	36,807,164.98	32,191,546.49	14,431.48	32,205,977.97	154,709.47	11/25/2008	1,397,936.26	104,628.20	1,502,564.46	2,921.55
	TERWIN MTG TR 04-
881561LR3	19HE CL A-1	3,948,605.13	2,855,631.23	1,592.06	2,857,223.29	13,725.39	11/25/2008	0.00	11,542.40	11,542.40	22.44
	TERWIN MTG TR
881561M27	2006-1ABS 1A3	12,178,000.00	6,152,325.60	4,923.63	6,157,249.23	29,577.89	11/25/2008	0.00	35,696.34	35,696.34	69.41
	TERWIN MTG TR 04-
881561PM0	23 HELOC CL A	16,026,002.01	7,702,096.57	34,473.71	7,736,570.28	37,164.55	11/17/2008	9,589.87	71,506.02	81,095.89	231.88
	TERWIN MTG TR 05-
881561TN4	7SL CTF A-1	10,204,455.63	6,939,029.83	4,001.00	6,943,030.83	33,352.58	11/25/2008	492,468.22	29,007.23	521,475.45	1,013.94
	TERWIN MTG TR 05-
881561UF9	8HE	2,494,908.99	2,479,191.06	975.44	2,480,166.50	11,914.10	11/25/2008	2,006,105.44	7,071.94	2,013,177.38	3,914.37
	TERWIN MTG TR
881561UY8	TMTS 05-10HE A1B	16,424,848.08	15,478,776.83	6,476.41	15,485,253.24	74,387.29	11/25/2008	856,775.40	46,953.96	903,729.36	1,757.19
	TERWIN MTG TR 05-
881561WB6	12ALT CL AV-2	6,475,484.61	5,379,832.61	2,567.71	5,382,400.32	25,855.71	11/25/2008	71,896.84	18,615.90	90,512.74	175.99
	TERWIN MTG TR 05-
881561XP4	14HE AV-2	17,239,887.59	11,876,558.56	6,778.63	11,883,337.19	57,084.58	11/25/2008	350,398.37	49,145.05	399,543.42	776.86
	TERWIN MTG 06-5
881561Z56	CTF A-2 144A	41,999,000.00	23,452,241.60	16,187.11	23,468,428.71	112,736.46	11/25/2008	0.00	117,356.58	117,356.58	228.19
	TERWIN MTG TR
881561ZF4	2005-16HE CL AV2	32,643,753.22	27,283,648.94	12,871.61	27,296,520.55	131,125.66	11/25/2008	1,858,498.93	93,319.20	1,951,818.13	3,795.07
	TERWIN MTG TR 07-
88157GAB6	1SL CL A2	29,460,000.00	2,822,268.00	11,452.58	2,833,720.58	13,612.49	11/25/2008	0.00	83,031.19	83,031.19	161.44
	TRUMAN CAP MTG
897896AW6	LN 04-2 A1 144A	8,456,222.76	7,944,621.28	3,437.69	7,948,058.97	38,180.49	11/25/2008	138,145.22	24,923.25	163,068.47	317.07
	WAMU MTG PASS
92925CES7	THRU 06-GE1 2A3	16,111,000.00	13,120,798.40	6,155.74	13,126,954.14	63,058.61	11/25/2008	0.00	44,629.15	44,629.15	86.78
	WACHOVIA MTG LN
92978EAB0	06 AMN1 A2	50,000,000.00	21,750,000.00	18,937.50	21,768,937.50	104,572.53	11/25/2008	0.00	137,262.90	137,262.90	266.89
	WAMU ASSET BKD
93363XAD5	07-HE4 CL 2A3	16,711,000.00	6,876,576.50	6,366.43	6,882,942.93	33,063.94	11/25/2008	0.00	46,156.60	46,156.60	89.75
	WELLS FARGO HOME
9497EBAD1	EQ 06-3 M-1	36,550,000.00	7,595,090.00	14,168.20	7,609,258.20	36,552.97	11/25/2008	0.00	102,719.46	102,719.46	199.73
	WELLS FARGO 05-3
9497ENAM5	CL AI1A	3,582,338.10	3,330,141.50	1,404.58	3,331,546.07	16,003.91	11/25/2008	314,866.20	10,183.18	325,049.37	632.02

A	B	C	D	E	F	G	H	I	J	K	L
						Accrued
						Interest on			Post		Accrued
				Accrued	Designated	D. Purchase	Payment	Post 10/31/08	10/31/08	Post 10/31/08	Interest on
CUSIP	Security Name	Par	Market Value	Interest	Purchase Price	Price	Date	Principal	Interest	Total Cash	amount in K
	WELLS FARGO HM
9497EUAH0	EQ 06-1 M-1	10,000,000.00	2,531,000.00	3,909.72	2,534,909.72	12,177.07	11/25/2008	0.00	28,345.49	28,345.49	55.11
	WELLS FARGO HM
9497EUAJ6	EQ 06 1 CL M -2	7,242,000.00	1,595,412.60	2,847.51	1,598,260.11	7,677.64	11/25/2008	0.00	20,644.48	20,644.48	40.14
	OPTION ONE MTG
68400XAK6	ACCEP 02 1 144A	1,354,805.60	1,307,929.33	543.24	1,308,472.57	6,285.58	11/25/2008	12,598.45	3,938.49	16,536.94	32.15
	CWALT INC 2006-
12668BJU8	OC1 2-A-3A	148,305,000.00	61,146,151.50	58,971.84	61,205,123.34	294,014.11	11/25/2008	0.00	427,545.81	427,545.81	831.31
	BEAR STEARNS ALT A
073873AA9	06 5 I-1A-1	103,290,519.30	66,952,914.61	39,350.82	66,992,265.43	321,814.10	11/25/2008	2,436,195.00	285,293.43	2,721,488.44	5,291.59
	DEUTSCHE ALT A 07-
25151TAB6	BAR1 CL A2	9,000,000.00	7,354,800.00	3,388.75	7,358,188.75	35,346.90	11/25/2008	0.00	24,568.44	24,568.44	47.77
	TBW MORTGAGE
872227AC7	BKD 07-2 CL A-2A	80,004,000.00	51,730,586.40	30,568.20	51,761,154.60	248,647.65	11/25/2008	0.00	221,609.90	221,609.90	430.89
		39,256,535,182.10	20,838,293,516.50	18,272,043.83	20,856,565,560.34	100,189,726.81		348,219,856.02	113,322,670.99	461,542,527.01	926,311.78

Schedule B
to
Asset Purchase Agreement

SELLERS

Jurisdiction of
Seller	Organization
Seller 1: American General Life Insurance Company	Texas
Seller 2: American General Life and Accident Insurance Company	Tennessee
Seller 3: The United States Life Insurance Company in the City of New York	New York
Seller 4: AIG Life Insurance Company	Delaware
Seller 5: American International Life Assurance Company of New York	New York
Seller 6: American Life Insurance Company	Delaware
Seller 7: AIG Annuity Insurance Company	Texas
Seller 8: The Variable Annuity Life Insurance Company	Texas
Seller 9: SunAmerica Life Insurance Company	Arizona
Seller 10: First SunAmerica Life Insurance Company	New York
Seller 11: AIG SunAmerica Life Assurance Company	Arizona

Schedule C
to
Asset Purchase Agreement

NOTICE INFORMATION

EACH SELLER PARTY

[Name of Seller]

c/o American International Group, Inc.

70 Pine Street, New York, New York 10270

Attention: General Counsel

Fax: (212) 425-2175

Telephone: (212) 770-7000

with a copy to:

Sullivan & Cromwell LLP

125 Broad Street, New York, New York 10004

Attention: Robert W. Reeder III, Michael M. Wiseman

                  and Benjamin R. Weber

Telephone: (212) 558-4000

BUYER

Federal Reserve Bank of New York

33 Liberty Street New York, New York 10045

Attention: William Walsh, Assistant Vice President

Telecopy: (212) 720-5686

Telephone: (212) 720-7743

E-mail: william.walsh@ny.frb.org

with copies to:

Federal Reserve Bank of New York

33 Liberty Street New York, New York 10045

Attention: Joyce M. Hansen, Deputy General Counsel and Senior Vice President

Telecopy: (212) 720-1756

Telephone: (212) 720-5024

E-mail: joyce.hansen@ny.frb.org

Davis Polk & Wardwell

450 Lexington Avenue, New York, New York 10017

Attention: Marshall S. Huebner and Robert L. Heckart

Telephone: (212) 450-4000

EXHIBIT A
to
Asset Purchase Agreement

CASH PURCHASE PRICE ADJUSTMENT AMOUNT
CERTIFICATE

Date:                     ,

Pursuant to Section 1.02 [(b)][(c)]] of the Asset Purchase Agreement dated as of December      , 2008 (as amended, modified or supplemented from time to time, the “Asset Purchase Agreement”; the terms defined therein being used herein as therein defined) among the Sellers named therein, AIG Securities Lending Corp. (the “AIG Agent”), Maiden Lane II and Federal Reserve Bank of New York, the AIG Agent hereby certifies as follows:

1. Set forth on Annex A hereto is a true and correct revised description of the cash flows on each Designated RMBS Issue identified therewith from and including October 31, 2008 to and excluding the Closing Date.

2. The amounts set forth in columns I, J and L of Schedule A attached to the execution copies of the Asset Purchase Agreement delivered on the Closing Date are revised as set forth in columns I, J and L of the Annex A hereto.

3. Each Seller’s portion of the [final] [revised final] Cash Purchase Price Adjustment Amount is set forth on Annex B hereto.

4. The amount by which the [final][revised final] Cash Purchase Price Adjustment Amount differs from the [estimated Cash Purchase Price Adjustment Amount] [prior final Cash Purchase Price Adjustment Amount set forth in the Cash Purchase Price Adjustment Amount Certificate dated as of           ,           ] is $          .

[signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed in its name and behalf by its duly authorized representative as of the date first above-written.

AIG SECURITIES LENDING CORP., as AIG Agent

By:
Name:
Title:

Annex A to
Cash Purchase Price
Adjustment Amount
Certificate

CASH PURCHASE PRICE ADJUSTMENT AMOUNT

A CUSIP	B Security Name	I Post 10/31/2008 Principal	J Post 10/31/2008 Interest	L Accrued Interest on amounts in columns I and J	Cash Purchase Price Adjustment Amount (I+J+L)

Total

Annex B
to
Cash Purchase Price
Adjustment Amount
Certificate

Cash Purchase Price Adjustment Amount for each Seller

Date:

Seller	Seller’s Participation Percentage		Cash Purchase Price Adjustment Amount for each Seller(1)			Amount by which the [final] [revised final] Cash Purchase Price Adjustment Amount exceeds (is less than) the [estimated] [prior final] Cash Purchase Price Adjustment Amount
Seller 1	[	]%	$	[	]	$	[	]
Seller 2	[	]%	$	[	]	$	[	]
Seller 3	[	]%	$	[	]	$	[	]
Seller 4	[	]%	$	[	]	$	[	]
Seller 5	[	]%	$	[	]	$	[	]
Seller 6	[	]%	$	[	]	$	[	]
Seller 7	[	]%	$	[	]	$	[	]
Seller 8	[	]%	$	[	]	$	[	]

(1)          For each Seller: the product of (x) such Seller’s Participation Percentage as set forth in the second column of this table and (y) the Cash Purchase Price Adjustment Amount for the RMBS Pool as set forth in the last column of Annex A.

Seller	Seller’s Participation Percentage		Cash Purchase Price Adjustment Amount for each Seller(1)			Amount by which the [final] [revised final] Cash Purchase Price Adjustment Amount exceeds (is less than) the [estimated] [prior final] Cash Purchase Price Adjustment Amount
Seller 9	[	]%	$	[	]	$	[	]
Seller 10	[	]%	$	[	]	$	[	]
Seller 11	[	]%	$	[	]	$	[	]

EXHIBIT B

to

Asset Purchase Agreement

[letterhead of Sullivan & Cromwell LLP]

December 12, 2008

Maiden Lane II LLC,

c/o Federal Reserve Bank of New York,

33 Liberty Street,

New York, New York  10045.

Federal Reserve Bank of New York,

as Controlling Party (as defined herein),

33 Liberty Street,

New York, New York  10045.

Gentlemen and Ladies:

In connection with the execution and delivery of the Asset Purchase Agreement, dated as of December 12, 2008 (the “Asset Purchase Agreement”), among The United States Life Insurance Company in the City of New York (“US Life”), American International Life Assurance Company of New York (“AILAC”), First SunAmerica Life Insurance Company (“First SunAmerica” and, together with US Life and AILAC, the “New York Sellers”), American General Life Insurance Company (“AGLIC”), American General Life and Accident Insurance Company (“AGLAIC”), AIG Life Insurance Company (“AIG Life”), AIG Annuity Insurance Company (“AIG Annuity”), The Variable Annuity Life Insurance Company (“VALIC”), AIG SunAmerica Life Assurance Company (“AIG SunAmerica”), American Life Insurance Company (“ALIC”) and SunAmerica Life Insurance Company (“SunAmerica Life” and, together with the New York Sellers, AGLIC, AGLAIC, AIG Life, AIG Annuity, VALIC, AIG SunAmerica and ALIC, the “Sellers”), as sellers, AIG Securities Lending Corp., as agent (“AIG Agent”), American International Group, Inc. (“AIG”), Maiden Lane II LLC, as buyer (the “Buyer”), and the Federal Reserve Bank of New York, as controlling party (the “Controlling Party”), we, as counsel to AIG, have examined each of the following:

(i)            the Asset Purchase Agreement;

(ii)           the Security Agreement, dated as of December 12, 2008 (the “Security Agreement”), among the Buyer, the Federal Reserve Bank of New York, as senior lender, the Controlling Party, the Sellers and The Bank of New York Mellon, as collateral agent (“Collateral Agent”); and

(iii)          such certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion.

Upon the basis of such examination, and subject to the qualifications, limitations and assumptions set forth herein, it is our opinion that:

(1)           Each of the New York Sellers is an existing insurance company in good standing under the laws of the State of New York, with corporate power and authority to execute and deliver each of the Asset Purchase Agreement and the Security Agreement and to perform its obligations under each of the Asset Purchase Agreement and the Security Agreement.

(2)           AIG is an existing corporation in good standing under the General Corporation Law of the State of Delaware, with corporate power and authority to execute and deliver the Asset Purchase Agreement and to perform its obligations under the Asset Purchase Agreement.

(3)           Each of the Asset Purchase Agreement and the Security Agreement has been duly authorized, executed and delivered by each of the New York Sellers.

(4)           The Asset Purchase Agreement has been duly authorized, executed and delivered by AIG.

(5)           Each of the Asset Purchase Agreement and the Security Agreement constitutes a valid and legally binding obligation of each of the Sellers, enforceable against each

Seller in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. In rendering the opinion in this paragraph (5), we are expressing no opinion as to the creation, perfection or priority of any liens, security interests or collateral assignments purportedly granted pursuant to either the Asset Purchase Agreement or the Security Agreement.

(6)           The Asset Purchase Agreement constitutes a valid and legally binding obligation of each of AIG and AIG Agent, enforceable against each of AIG and AIG Agent in accordance with its terms, subject to bankruptcy, insolvency, fraudulent. transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. In rendering the opinion in this paragraph (6), we are expressing no opinion as to the creation, perfection or priority of any liens, security interests or collateral assignments purportedly granted pursuant to either the Asset Purchase Agreement or the Security Agreement.

(7)           The execution and delivery of each of the Asset Purchase Agreement and the Security Agreement by US Life do not, and the performance of its obligations thereunder in accordance with its terms will not, violate (i) the Charter of US Life, dated December 31, 2003, or (ii) the Bylaws of US Life, as amended and restated July 25, 2002.

(8)           The execution and delivery of each of the Asset Purchase Agreement and the Security Agreement by AILAC do not, and the performance of its obligations thereunder in accordance with its terms will not, violate (i) the Declaration of Intention and Charter of AILAC, dated March 5, 1962, as amended by the Certificate of Amendment of the Certificate of Incorporation, dated February 4, 1972, as further amended by the Certificate of Amendment of the Certificate of Incorporation, dated January 18, 1985, as further amended by the Certificate of Amendment of the Certificate of Incorporation, dated June 1, 1987, as further amended by the Certificate of Amendment of the Certificate of Incorporation, dated March 22, 1989, and as further amended by the Certificate of Amendment of the Certificate of Incorporation, dated June 27, 1991, or (ii) the Bylaws of AILAC, as amended and restated July 25, 2002.

(9)           The execution and delivery of each of the Asset Purchase Agreement and the Security Agreement by First SunAmerica do not, and the performance of its obligations thereunder in accordance with its terms will not, violate (i) the Amended and Restated Certificate of Incorporation of First SunAmerica, dated October 27, 1997, as amended by the Certificate of Amendment of the Amended and Restated Charter of First SunAmerica, dated May 30, 2003, or (ii) the Bylaws of First SunAmerica, as amended January 1, 1996.

(10)         The execution and delivery of the Asset Purchase Agreement by AIG do not, and the performance of its obligations thereunder in accordance with its terms will not, violate the (i) Restated Certificate of Incorporation of AIG, dated June 2, 1995, as amended by the Certificate of Amendment of Certificate of Incorporation of AIG, dated May 26, 1998, as further amended by the Certificate of Merger of SunAmerica Inc. with and into AIG, dated December 30, 1998, as further amended by the Certificate of Amendment of Certificate of Incorporation, dated June 5, 2000, or (ii) the By-Laws of AIG, as amended June 15, 2008.

The opinions expressed herein are subject to the following qualifications, limitations and assumptions, which we have not independently verified:

(a)           Except as expressly stated in paragraphs (1), (2), (3), (4), (5) and (6) above, we have assumed that each of the parties to each of the Asset Purchase Agreement and the Security Agreement has been duly incorporated, formed or organized, as appropriate, is validly existing under the laws of its jurisdiction of formation or organization, has the corporate, limited liability company, partnership or other organizational power to enter into and perform all obligations under each of the Asset Purchase Agreement and the Security Agreement, and that each of the Asset Purchase Agreement and the Security Agreement has been duly authorized, executed and delivered by all persons and entities that are parties thereto and constitutes a valid and legally binding agreement of all persons and entities that are parties thereto.

(b)           As contemplated by the qualifications set forth in paragraphs (5) and (6) above, in rendering the foregoing opinions, we are expressing no opinion herein as to Federal or state laws relating to fraudulent transfers.

(c)           In rendering the opinions expressed in paragraphs (5) and (6), we have assumed that the Buyer, the Controlling Party and each of the other parties to the Asset Purchase Agreement or the Security Agreement shall not exercise its discretion under the Asset Purchase Agreement or the Security Agreement, including without limitation the discretion of the Controlling Party to make certain amendments to or affecting the Asset Purchase Agreement or any other Transaction Document (as defined in the Asset Purchase Agreement), unreasonably, in bad faith or in a manner inconsistent with the obligations of good faith and fair dealing.

(d)           In connection with our opinions set forth in paragraphs (5) and (6) above, we have assumed that the execution, delivery and performance by each Seller, AIG and AIG Agent of each of the Asset Purchase Agreement and the Security Agreement will comply with each law applicable to any Seller, AIG or AIG Agent and with each requirement or restriction imposed by any court or governmental body having jurisdiction over any Seller, AIG or AIG Agent and will not result in a default under or a breach of any agreement or instrument then binding upon any Seller, AIG or AIG Agent.

(e)           In rendering the opinions expressed in paragraphs (5) and (6), we express no view with respect to the validity, binding effect or enforceability of any provision in the Asset Purchase Agreement or the Security Agreement that purports to provide indemnification of any person for any claims, damages, liabilities or expenses resulting from violation by such person of any applicable securities laws or from the consequences of the gross negligence or willful misconduct of such person.

(f)            The opinions in paragraphs (5) and (6) are subject to the possibility that principles of public policy and/or statutory construction might be applied or construed to prohibit or limit the transfer of environmental liability from one person or entity to any other. We note, with regard to this further qualification, that although the considerable majority of the courts that have considered the enforceability of environmental indemnities under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §§ 9601 et seq. and other state or federal environmental statutes have found such indemnities to be enforceable, a number of courts have held that such agreements are not enforceable.

(g)           No opinion is expressed herein as to the validity, binding effect or enforceability of any disclaimers or waiver set forth in the Asset Purchase Agreement or the Security Agreement to the extent such disclaimers or waivers may not be given under applicable law.

(h)           Our opinions in paragraph (1) with respect to the existence and good standing of each of the New York Sellers is based solely and exclusively upon certificates of good standing issued by the State of New York Insurance Department and previously provided to you and your counsel.

(i)            No opinion is expressed herein as to the validity, binding effect or enforceability of any provision of the Asset Purchase Agreement that by its terms purports to be governed by the laws of the State of Delaware.

(j)            No opinion is expressed herein with respect to the ownership of or state of title to any real or personal property, including without limitation any of the RMBS Issues (as defined in the Asset Purchase Agreement).

(k)           No opinion is expressed as to enforceability of any provision that purports to limit the bringing of any action or proceeding to the courts specified in such provision.

The opinions expressed herein are limited to the laws of the State of New York and the General Corporation Law of the State of Delaware, and we are expressing no opinion as to the effect or requirements of the laws of any other jurisdiction.

We have assumed that you and the Controlling Party have complied with all Federal and/or state laws and regulations arising out of the transaction reflected in the Asset Purchase Agreement and the Security Agreement or your or the Controlling Party’s status with respect thereto and will continue to do so.

With your approval, we have relied as to certain matters on information obtained from public officials, officers of each New York Seller, AIG Agent and AIG and other sources believed by us to be responsible and have assumed that the signatures on all documents examined by us are genuine, an assumption which we have not independently verified.

The opinions expressed herein are rendered on and as of the date hereof, and we assume no obligation to advise you or any other person as to any legal development or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

This opinion is being delivered to you by us as counsel to AIG, is solely for your benefit and may not be relied upon by, or delivered or disclosed to, any other person or entity without our prior written consent.

Very truly yours,

SULLIVAN & CROMWELL LLP

EXHIBIT C

to

Asset Purchase Agreement

[letterhead of Richards Layton & Finger]

December 12, 2008

To Each of the Persons Listed
on Schedule A Attached Hereto

Re:                               AIG Life Insurance Company

Ladies and Gentlemen:

We have acted as special Delaware counsel for AIG Life Insurance Company, a Delaware corporation (“AIG Life”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

(a)           The Certificate of Domestication of AIG Life, as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on December 23, 1991, together with the Certificate of Incorporation of AIG Life, dated December 6, 1991, as filed in the office of the Secretary of State on December 23, 1991, as amended and restated by the Restated Certificate of Incorporation of AIG Life, dated December 6, 1991, as filed in the office of the Secretary of State of the State on December 23, 1991, as modified by the Certificate of Change of Location of Registered Office and/or Registered Agent, dated August 3, 1994, as filed in the office of the Secretary of State on August 19, 1994, as amended by the Certificate of Amendment of Certificate of Incorporation of AIG Life, dated December 3, 2001, as filed in the office of the Secretary of State on December 3, 2001, as further modified by the Certificate of Designation of Series A Preferred Stock of AIG Life, dated December 7, 2001, as filed in the office of the Secretary of State on December 7, 2001, and as further modified by the Certificate of Change of Location of Registered Office and of Registered Agent, dated July 24, 2002, as filed in the office of the Secretary of State on August 12, 2002 (as so amended and restated, the “Certificate of Incorporation”);

(b)           The Amended and Restated By-Laws of AIG Life, adopted as of April 27, 2005 (the “Bylaws”);

(c)           A copy of the Certificate of Authority of AIG Life from the Department of Insurance of the State of Delaware (the “Department of Insurance”), dated October 26, 1994;

(d)           Certificates of an officer of AIG Life, dated as of the date hereof (the “Officer’s Certificates”);

(e)           The Asset Purchase Agreement, dated as of December 12, 2008 (the “Asset Purchase Agreement”), among American General Life Insurance Company, American General Life and Accident Insurance Company, The United States Life Insurance Company in the City of New York, AIG Life, American International Life Assurance Company of New York, American Life Insurance Company, AIG Annuity Insurance Company, The Variable Annuity Life Insurance Company, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, and AIG SunAmerica Life Assurance Company (collectively, the “Sellers”), AIG Securities Lending Corp., as agent of the Sellers, American International Group, Inc., Maiden Lane II LLC, a Delaware limited liability company (“ML II”), as buyer, and Federal Reserve Bank: of New York (“FRBNY”), in its capacity as Controlling Party (as defined therein);

(f)            The Security Agreement, dated as of December 12, 2008 (the “Security Agreement”), among ML II, FRBNY, as senior lender and controlling party, the Sellers, and The Bank of New York Mellon, as collateral agent;

(g) The resolutions of the Board of Directors of AIG Life (the “Board”) adopted at a meeting of the Board held on December 10, 2008;

(h) A Certificate of Compliance/Good Standing for AIG Life, obtained from the Department of Insurance; and

(i) A Good Standing Certificate for AIG Life, dated December 12, 2008, obtained from the Secretary of State.

Initially capitalized terms used herein and not otherwise defined are used as defined in the Asset Purchase Agreement. The Asset Purchase Agreement and the Security Agreement are hereinafter referred to jointly as the “Transaction Documents.”

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (i) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (i) above) that is referred to in or incorporated by reference into any document reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed that (i) all signatures on documents examined by us are genuine, (ii) all documents submitted to us as originals are authentic, and (iii) all documents submitted to us as copies conform with the original copies of those documents.

For purposes of this opinion, we have assumed (i) except to the extent set forth in paragraph 1 below, the due organization, due formation or due creation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its organization, formation or creation, (ii) the legal capacity of natural persons who are signatories to the documents examined by us, (iii) except to the extent set forth in paragraph 2 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (iv) that any amendment or restatement of any document reviewed by us has been accomplished in accordance with, and was permitted by, the relevant provisions of said document prior to its amendment or restatement from time to time, (v) except to the extent set forth in paragraphs 3 and 4 below, the due authorization, execution and delivery by all parties thereto of all documents examined by us, (vi) that each of the documents examined by us constitutes a legal, valid and binding agreement of the parties thereto, and is enforceable against the parties thereto, in accordance with its terms, (vii) that Section 203 of the General Corporation Law of the State of Delaware (the “General Corporation Law”) is not applicable to AIG Life pursuant to subsection (b)(4) thereof, and (viii) that neither ML II nor FRBNY is an “affiliate” of AIG Life for purposes of Chapter 50 of the Delaware Insurance Code.

This opinion is limited to the laws of the State of Delaware (excluding the securities and blue sky laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including New York laws and United States federal laws (including United States federal bankruptcy law) and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1.             AIG Life is duly incorporated, validly existing and in good standing as a corporation under the General Corporation Law.

2.             AIG Life has all necessary corporate power and authority under the Certificate of Incorporation, the Bylaws and the General Corporation Law to execute and deliver, and to perform its obligations under, the Transaction Documents.

3.             The execution and delivery of the Transaction Documents by AIG Life, and the performance by AIG Life of its obligations thereunder, have been duly authorized by all necessary corporate action on the part of AIG Life under the Certificate of Incorporation, the Bylaws and the General Corporation Law.

4.             AIG Life has duly executed and delivered the Transaction Documents under the Certificate of Incorporation, the Bylaws and the General Corporation Law.

5.             The execution and delivery by AIG Life of the Transaction Documents, and the performance by AIG Life of its obligations thereunder, do not violate (i) the Certificate of Incorporation, (ii) the Bylaws or (iii) any Delaware law, rule or regulation.

6.             No authorization, approval, consent or order of any Delaware court or Delaware governmental authority is required to be obtained by AIG Life solely in connection with the execution and delivery by AIG Life of the Transaction Documents, or the performance by AIG Life of its obligations thereunder, except for filings that may be required under the Uniform Commercial Code as in effect in the State of Delaware (the “Delaware UCC”) and as noted in qualification F below.

The opinions expressed above are subject to the following additional assumptions, qualifications, limitations and exceptions:

A.            We express no opinion with respect to any provision in the Transaction Documents purporting to prohibit, restrict or condition the assignment of the Transaction Documents, to the extent that any such provision may be limited by the operation of Sections 9-401, 9-6 or 9-408 of the Delaware UCC.

B.            We express no opinion with respect to any provision of the Transaction Documents that permits, by implication or otherwise, the collection of attorneys’ fees in excess of the limitation of 10 Del. C. § 3912, which statutory limitation permits reasonable attorneys’ fees not to exceed twenty percent (20%) of the amounts adjudged as principal and interest.

C.            We express no opinion as to (i) purported waivers of any statutory or other rights, court rules and defenses to obligations where such waivers (A) are against public policy or (B) constitute waivers of rights which by law, regulation or judicial decision may not otherwise be waived, or (ii) any right or obligation to the extent that the same may be varied by course of dealing or performance.

D.            We express no opinion with respect to any provision of the Transaction Documents (i) that purports or would operate to render ineffective any waiver or modification not in writing or (ii) to the effect that the failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such rights or remedies.

E.             The opinion expressed in paragraph 4 above is based solely upon our review of the incumbency certifications contained in the Officer’s Certificates.

F.             We note that under Delaware Insurance Regulation 306, entitled “Disclosure of Material Transactions” (“Regulation 306”), every insurer domiciled in the State of Delaware is required to file a report with the Insurance Commissioner of the State of Delaware (the “Commissioner”) disclosing material dispositions of assets within fifteen (15) days after the end of the calendar month in which any such material disposition occurs. Regulation 306 defines a material disposition as one that is non-recurring and not in the ordinary course of business and involves more than five percent (5%) of the reporting insurer’s total admitted assets as reported in its most recent statutory statement filed with the Department of Insurance. As a result, with respect to the opinions expressed in paragraphs 5 and 6 above, if the Transactions constitute a material disposition of assets by AIG Life, AIG Life will be required to timely file a report with the Commissioner complying with Regulation 306.

G.            The opinions expressed above are subject to the effect of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), (iii) the effect of applicable public policy with respect to provisions relating to indemnification, exculpation or contribution, and (iv) judicial imposition of an implied covenant of good faith and fair dealing.

We understand that you will rely as to matters of Delaware law upon this opinion in connection with the transactions contemplated by the Transaction Documents. In connection with the foregoing, we hereby consent to your relying as to matters of Delaware law upon this opinion, subject to the understanding that the opinions rendered herein are given on the date hereof and such opinions are rendered only with respect to facts existing on the date hereof and laws, rules and regulations currently in effect. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.

Very truly yours,
WAY/EL

Schedule A

Federal Reserve Bank of New York

Maiden Lane II LLC

[letterhead of Richards Layton & Finger]

December 12, 2008

To Each of the Persons Listed
on Schedule A Attached Hereto

Re:                               AIG Securities Lending Corp.

Ladies and Gentlemen:

We have acted as special Delaware counsel for AIG Securities Lending Corp., a Delaware corporation (formerly known as AIG Global Securities Lending Corp.) (“AIG SLC”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

(a)           The Certificate of Incorporation of AIG SLC, dated February 24, 1998, as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on February 24, 1998, as amended by the Certificate of Amendment thereto, dated November 19, 2007, as filed in the office of the Secretary of State on November 19, 2007 (as so amended, the “Certificate of Incorporation”);

(b)           The By-Laws of AIG SLC (the “Bylaws”);

(c)           A Certificate of an officer of AIG SLC, dated as of the date hereof (the “Officer’s Certificate”);

(d)           The Asset Purchase Agreement, dated as of December 12, 2008 (the “Asset Purchase Agreement”), among American General Life Insurance Company, American General Life and Accident Insurance Company, The United States Life Insurance Company in the City of New York, AIG Life Insurance Company, a Delaware domiciled stock insurance company (“AIG Life”), American International Life Assurance Company of New York, American Life Insurance Company, a Delaware domiciled stock insurance company (“ALICO” and, together with AIG Life, the “Delaware Sellers”), AIG Annuity Insurance Company, The Variable Annuity Life Insurance Company, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, and AIG SunAmerica Life Insurance Company (collectively, the “Sellers”), AIG SLC, as agent of the Sellers, American International Group, Inc., Maiden Lane II LLC, a Delaware limited liability company, as buyer, and Federal Reserve Bank of New York, in its capacity as Controlling Party (as defined therein);

(e)           The unanimous written consent of the Board of Directors of AIG SLC, dated December 11, 2008; and

(f)            A Good Standing Certificate for AIG SLC, dated December 12, 2008, obtained from the Secretary of State.

Initially capitalized terms used herein and not otherwise defined are used as defined in the Asset Purchase Agreement.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (f) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (f) above) that is referred to in or incorporated by reference into any document reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed that (i) all signatures on documents examined by us are genuine, (ii) all documents submitted to us as originals are authentic, and (iii) all documents submitted to us as copies conform with the original copies of those documents.

For purposes of this opinion, we have assumed (i) except to the extent set forth in paragraph 1 below, the due organization, due formation or due creation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its organization, formation or creation, (ii) the legal capacity of natural persons who are signatories to the documents examined by us, (iii) except to the extent set forth in paragraph 2 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (iv) that any amendment or restatement of any document reviewed by us has been accomplished in accordance with, and was permitted by, the relevant provisions of said document prior to its amendment or restatement from time to time, (v) except to the extent set forth in paragraphs 3 and 4 below, the due authorization, execution and delivery by all parties thereto of all documents examined by us, (vi) except as set forth in paragraph 7 below, that each of the documents examined by us constitutes a legal, valid and binding agreement of the parties thereto, and is enforceable against the parties thereto, in accordance with its terms, (vii) that Section 203 of the General Corporation Law of the State of Delaware (the “General Corporation Law”) is not applicable to AIG SLC pursuant to subsection (b)(4) thereof, (viii) that AIG SLC derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than the maintenance of a registered office and registered agent in the State of Delaware and the filing of documents with the Secretary of State) or employees in the State of Delaware, and (ix) that the application of the laws of the State of Delaware to the Asset Purchase Agreement to the extent set forth therein would not be contrary to a fundamental policy of a jurisdiction (other than the State of Delaware) which (a) would be the jurisdiction of applicable law in the absence of an effective choice of law, and (b) has a materially greater interest than the State of Delaware in the determination of a particular issue relating to the Asset Purchase Agreement.

This opinion is limited to the laws of the State of Delaware (excluding the insurance, securities and blue sky laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including New York laws and United States federal laws (including United States federal bankruptcy law) and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1.             AIG SLC is duly incorporated, validly existing and in good standing as a corporation under the General Corporation Law.

2.             AIG SLC has all necessary corporate power and authority under the Certificate of Incorporation, the Bylaws and the General Corporation Law to execute and deliver, and to perform its obligations under, the Asset Purchase Agreement.

3.             The execution and delivery of the Asset Purchase Agreement by AIG SLC, and the performance by AIG SLC of its obligations thereunder, have been duly authorized by all necessary corporate action on the part of AIG SLC under the Certificate of Incorporation, the Bylaws and the General Corporation Law.

4.             AIG SLC has duly executed and delivered the Asset Purchase Agreement under the Certificate ofIncorporation, the Bylaws and the General Corporation Law.

5.             The execution and delivery by AIG SLC of the Asset Purchase Agreement, and the performance by AIG SLC of its obligations thereunder, do not violate (i) the Certificate of Incorporation, (ii) the Bylaws or’(iii) any Delaware law, rule or regulation.

6.             No authorization, approval, consent or order of any Delaware court or Delaware governmental authority is required to be obtained by AIG SLC solely in connection with the execution and delivery by AIG SLC of the Asset Purchase Agreement, or the performance by AIG SLC of its obligations thereunder, except for filings that may be required under the Uniform Commercial Code as in effect in the State of Delaware (the “Delaware UCC”).

7. The Asset Purchase Agreement, to the extent it is governed by the laws of the State of Delaware, constitutes a valid and binding obligation of the Delaware Sellers, and is enforceable against the Delaware Sellers, in accordance with its terms.

The opinions expressed above are subject to the following additional assumptions, qualifications, limitations and exceptions:

A. We express no opinion with respect to any provision in the Asset Purchase Agreement purporting to prohibit, restrict or condition the assignment of the Asset Purchase Agreement, to the extent that any such provision may be limited by the operation of Sections 9-401, 9-406 or 9-408 of the Delaware DCC.

B.            We express no opinion with respect to any provision of the Asset Purchase Agreement that permits, by implication or otherwise, the collection of attorneys’ fees in excess of the limitation of 10 Del. C. § 3912, which statutory limitation permits reasonable attorneys’ fees not to exceed twenty percent (20%) of the amounts adjudged as principal and interest.

C.            We express no opinion as to (i) purported waivers of any statutory or other rights, court rules and defenses to obligations where such waivers (A) are against public policy or (B) constitute waivers of rights which by law, regulation or judicial decision may not otherwise be waived, or (ii) any right or obligation to the extent that the same may be varied by course of dealing or performance.

D.            We express no opinion with respect to any provision of the Asset Purchase Agreement (i) that purports or would operate to render ineffective any waiver or modification not in writing or (ii) to the effect that the failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such rights or remedies.

E.             The opinion expressed in paragraph 4 above is based solely upon our review of the incumbency certifications contained in the Officer’s Certificate.

F.             The opinions expressed above are subject to the effect of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), (iii) the effect of applicable public policy with respect to provisions relating to indemnification, exculpation or contribution, and (iv) judicial imposition of an implied covenant of good faith and fair dealing.

We understand that you will rely as to matters of Delaware law upon this opinion in connection with the transactions contemplated by the Asset Purchase Agreement. In connection with the foregoing, we hereby consent to your relying as to matters of Delaware law upon this opinion, subject to the understanding that the opinions rendered herein are given on the date hereof and such opinions are rendered only with respect to facts existing on the date hereof and laws, rules and regulations currently in effect. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.

Very truly yours,
WAY/EL

Schedule A

Federal Reserve Bank of New York

Maiden Lane II LLC

[letterhead of Richards Layton & Finger]

December 12, 2008

To Each of the Persons Listed
on Schedule A Attached Hereto

Re:                               American Life Insurance Company

Ladies and Gentlemen:

We have acted as special Delaware counsel for American Life Insurance Company, a Delaware corporation (formerly known as Asia Life Insurance Company) (“ALICO”), in connection with the matters set forth herein.  At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

(a)           The Certificate of Incorporation of ALICO, dated June 24, 1921, as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on August 18, 1921, as amended by three Certificates of Amendment thereto, each dated April 21, 1931, each as filed in the office of the Secretary of State on June 2, 1931, as further amended by a Certificate of Amendment thereto, dated February 10, 1951, as filed in the office of the Secretary of State on February 16, 1951, as further amended by a Certificate of Amendment thereto, dated December 23, 1953, as filed in the office of the Secretary of State on December 24, 1953, as further amended by a Certificate of Amendment thereto, dated August 5, 1955, as filed in the office of the Secretary of State on August 11, 1955, as further amended by a Certificate of Amendment thereto, dated December 18, 1962, as filed in the office of the Secretary of State on December 20, 1962, as further amended by a Certificate of Amendment thereto, dated November 1, 1971, as filed in the office of the Secretary of State on November 3, 1971, as modified by a Certificate of Change of Location of Registered Office and/or Registered Agent of ALICO, dated October 7, 1985, as filed in the office of the Secretary of State on October 16, 1985, as amended and restated by the Amended and Restated Certificate of Incorporation of ALICO, dated June 2, 1994, as filed in the office of the Secretary of State on June 3, 1994, and as further amended by the Certificate of Amendment thereto, dated April 30, 2006, as filed in the office of the Secretary of State on May 25, 2006 (as so amended and restated, the “Certificate of Incorporation”);

(b)           The Amended and Restated By-Laws of ALICO, adopted as of April 18, 2008 (the “Bylaws”);

(c)           A copy of the Certificate of Authority of ALICO from the Department of Insurance of the State of Delaware (the “Department of Insurance”), dated May 10, 2002;

(d)           Certificates of an officer of ALICO, dated as of the date hereof (the “Officer’s Certificates”);

(e)           The Asset Purchase Agreement, dated as of December 12, 2008 (the “Asset Purchase Agreement”), among American General Life Insurance Company, American General Life and Accident Insurance Company, The United States Life Insurance Company in the City of New York, AIG Life Insurance Company, American International Life Assurance Company of New York, ALICO, AIG Annuity Insurance Company, The Variable Annuity Life Insurance Company, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, and AIG SunAmerica Life Assurance Company (collectively, the “Sellers”), AIG Securities Lending Corp., as agent of the Sellers, American International Group, Inc., Maiden Lane II LLC, a Delaware limited liability company (“ML II”), as buyer, and Federal Reserve Bank of New York (“FRBNY”), in its capacity as Controlling Party (as defined therein);

(f)            The Security Agreement, dated as of December 12, 2008 (the “Security Agreement”), among ML II, FRBNY, as senior lender and controlling party, the Sellers, and The Bank of New York Mellon, as collateral agent;

(g)           The unanimous written consent of the Board of Directors of ALICO, dated December 12, 2008;

(h)           A Certificate of Compliance/Good Standing for ALICO, obtained from the Department of Insurance; and

(i)            A Good Standing Certificate for ALICO, dated December 12, 2008, obtained from the Secretary of State.

Initially capitalized terms used herein and not otherwise defined are used as defined in the Asset Purchase Agreement. The Asset Purchase Agreement and the Security Agreement are hereinafter referred to jointly as the “Transaction Documents.”

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (i) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (i) above) that is referred to in or incorporated by reference into any document reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed that (i) all signatures on documents examined by us are genuine, (ii) all documents submitted to us as originals are authentic, and (iii) all documents submitted to us as copies conform with the original copies of those documents.

For purposes of this opinion, we have assumed (i) except to the extent set forth in paragraph 1 below, the due organization, due formation or due creation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its organization, formation or creation, (ii) the legal capacity of natural persons who are signatories to the documents examined by us, (iii) except to the extent set forth in paragraph 2 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (iv) that any amendment or restatement of any document reviewed by us has been accomplished in accordance with, and was permitted by, the relevant provisions of said document prior to its amendment or restatement from time to time, (v) except to the extent set forth in paragraphs 3 and 4 below, the due authorization, execution and delivery by all parties thereto of all documents examined by us, (vi) that each of the documents examined by us constitutes a legal, valid and binding agreement of the parties thereto, and is enforceable against the parties thereto, in accordance with its terms, (vii) that Section 203 of the General Corporation Law of the State of Delaware (the “General Corporation Law”) is not applicable to ALICO pursuant to subsection (b)(4) thereof, and (viii) that neither ML II nor FRBNY is an “affiliate” of ALICO for purposes of Chapter 50 of the Delaware Insurance Code.

This opinion is limited to the laws of the State of Delaware (excluding the securities and blue sky laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including New York laws and United States federal laws (including United States federal bankruptcy law) and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1.             ALICO is duly incorporated, validly existing and in good standing as a corporation under the General Corporation Law.

2.             ALICO has all necessary corporate power and authority under the Certificate of Incorporation, the Bylaws and the General Corporation Law to execute and deliver, and to perform its obligations under, the Transaction Documents.

3.             The execution and delivery of the Transaction Documents by ALICO, and the performance by ALICO of its obligations thereunder, have been duly authorized by all necessary corporate action on the part of ALICO under the Certificate of Incorporation, the Bylaws and the General Corporation Law.

4.             ALICO has duly executed and delivered the Transaction Documents under the Certificate of Incorporation, the Bylaws and the General Corporation Law.

5.             The execution and delivery by ALICO of the Transaction Documents, and the performance by ALICO of its obligations thereunder, do not violate (i) the Certificate of Incorporation, (ii) the Bylaws or (iii) any Delaware law, rule or regulation.

6.             No authorization, approval, consent or order of any Delaware court or Delaware governmental authority is required to be obtained by ALICO solely in connection with the execution and delivery by ALICO of the Transaction Documents, or the performance by ALICO of its obligations thereunder, except for filings that may be required under the Uniform Commercial Code as in effect in the State of Delaware (the “Delaware UCC”) and as noted in qualification F below.

The opinions expressed above are subject to the following additional assumptions, qualifications, limitations and exceptions:

A.            We express no opinion with respect to any provision in the Transaction Documents purporting to prohibit, restrict or condition the assignment of the Transaction Documents, to the extent that any such provision may be limited by the operation of Sections 9-401, 9-406 or 9-408 of the Delaware UCC.

B.            We express no opinion with respect to any provision of the Transaction Documents that permits, by implication or otherwise, the collection of attorneys’ fees in excess of the limitation of 10 Del. C. § 3912, which statutory limitation permits reasonable attorneys’ fees not to exceed twenty percent (20%) of the amounts adjudged as principal and interest.

C.            We express no opinion as to (i) purported waivers of any statutory or other rights, court rules and defenses to obligations where such waivers (A) are against public policy or (B) constitute waivers of rights which by law, regulation or judicial decision may not otherwise be waived, or (ii) any right or obligation to the extent that the same may be varied by course of dealing or performance.

D.            We express no opinion with respect to any provision of the Transaction Documents (i) that purports or would operate to render ineffective any waiver or modification not in writing or (ii) to the effect that the failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such rights or remedies.

E.             The opinion expressed in paragraph 4 above is based solely upon our review of the incumbency certifications contained in the Officer’s Certificates.

F.             We note that under Delaware Insurance Regulation 306, entitled “Disclosure of Material Transactions” (“Regulation 306”), every insurer domiciled in the State of Delaware is required to file a report with the Insurance Commissioner of the State of Delaware (the “Commissioner”) disclosing material dispositions of assets within fifteen (15) days after the end of the calendar month in which any such material disposition occurs. Regulation 306 defines a material disposition as one that is non-recurring and not in the ordinary course of business and involves more than five percent (5%) of the reporting insurer’s total admitted assets as reported in its most recent statutory statement filed with the Department of Insurance. As a result, with respect to the opinions expressed in paragraphs 5 and 6 above, if the Transactions constitute a material disposition of assets by ALICO, ALICO will be required to timely file a report with the Commissioner complying with Regulation 306.

G.            The opinions expressed above are subject to the effect of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), (iii) the effect of applicable public policy with respect to provisions relating to indemnification, exculpation or contribution, and (iv) judicial imposition of an implied covenant of good faith and fair dealing.

We understand that you will rely as to matters of Delaware law upon this opinion in connection with the transactions contemplated by the Transaction Documents.  In connection with the foregoing, we hereby consent to your relying as to matters of Delaware law upon this opinion, subject to the understanding that the opinions rendered herein are given on the date hereof and such opinions are rendered only with respect to facts existing on the date hereof and laws, rules and regulations currently in effect. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.

Very truly yours,
WAY/EL

Schedule A

Federal Reserve Bank of New York

Maiden Lane II LLC

EXHIBIT D

to

Asset Purchase Agreement

[letterhead of Bass, Berry & Sims PLC]

December 12, 2008

Maiden Lane II LLC,
c/o Federal Reserve Bank of New York
FRBNY Investment Support Office
33 Liberty Street,
New York, New York 10045

Federal Reserve Bank of New York
33 Liberty Street,
New York, New York 10045

Re:          American General Life and Accident Insurance Company;
ML II Corporate Matters Opinion

Ladies and Gentlemen:

We have acted as special Tennessee counsel to American General Life and Accident Insurance Company, a Tennessee insurance company (the “Company”), as one of the Sellers in connection with the sale by the Company to Maiden Lane II LLC, a Delaware limited liability company (the “Buyer”), pursuant to that certain Asset Purchase Agreement, dated as of December 12, 2008 (the “Closing Date”) among the Company and the other Sellers, the Buyer, AIG Securities Lending Corp. as AIG Agent, and the Federal Reserve Bank of New York as Controlling Party (the “Asset Purchase Agreement”), whereby the Company sells and transfers to the Buyer and the Buyer purchases from the Company all of the Buyer’s share of each Residential Mortgage-Backed Securities Issue (“RMBS Issue”) in exchange for payment by the Buyer to the Company of its share of the Cash Purchase Price, the Fixed Deferred Purchase Price and the Variable Deferred Purchase Price, all as set forth in the Opinion Documents. The Buyer’s obligations to the Company and the other Sellers with respect to the Fixed Deferred Purchase Price and the Variable Deferred Purchase Price are secured pursuant to a Security Agreement dated the Closing Date among the Buyer as Borrower, the Federal Reserve Bank of New York as Senior Lender and Controlling Party, the Company and the other Sellers, and The Bank of New York Mellon as Collateral Agent (the “Security Agreement”; together with the Asset Purchase Agreement, the “Opinion Documents”).

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the APA.

The opinions expressed herein are provided pursuant to Section 5.02(a) of the APA. In order to provide the opinions set forth herein, we have examined and are familiar with, among other things, the following:

a.             Fully executed copies of the Opinion Documents;

b.             A fully executed copy of a Certificate of Existence for the Company issued by the Secretary of State of Tennessee and dated December 8, 2008 (the “Certificate of Existence”);

c.             A copy of the Company’s Charter certified by the Secretary of State of Tennessee on December 8,2008, and a copy of the Company’s By-Laws restated as of April 27, 2005 and certified by an Assistant Secretary of the Company on December 11, 2008; and

d.             A Certificate of Compliance issued by the Commissioner of Commerce and Insurance of the State of Tennessee to the Company dated December 11, 2008 (the “Certificate of Compliance”).

We have also examined such certificates and other documents and instruments and have researched such questions of law and examined such government records in Tennessee as we have reasonably considered necessary or appropriate for the purpose of delivering this Opinion. For purposes of the opinions expressed below, we have assumed for parties other than the Company that the Opinion Documents have been duly authorized, executed and delivered by the parties thereto. We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, photostatic or electronic copies and the authenticity of the originals of such latter documents. As to any facts material to the opinions expressed herein that were not independently established or verified, we have relied upon oral or written statements and representations of officers and other representatives of the Company and others, including without limitation, representations and warranties as to factual matters contained in the Opinion Documents. We have engaged in research to the extent deemed appropriate in the circumstance.

Based on the foregoing, and subject to the assumptions, qualifications and exceptions set forth herein, we express the following opinions:

1.             The Company is duly incorporated, validly existing and in good standing under the laws of the State of Tennessee.

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2.             The Company has all requisite power and authority to execute, deliver and perform its obligations under the Opinion Documents, and the Company has duly executed and delivered the Opinion Documents.

3.             No material consent, approval, authorization or order of, or filing or registration with, any court or governmental authority or agency of the State of Tennessee is required in connection with the due authorization, execution and delivery by the Company of the Opinion Documents, and such execution, delivery and do not (a) result in a violation of any Tennessee statute, rule or regulation that in our experience is normally applicable to general business corporations or insurance companies in relation to transactions of the type contemplated by the Opinion Documents, or (b) contravene the Charter or By-Laws of the Company.

The foregoing opinions are subject to and expressly limited by the following assumptions, qualifications and limitations, in addition to those previously set forth:

(i)            The opinion that the Company is duly incorporated, validly existing and in good standing under the laws of the State of Tennessee is based solely upon the Certificate of Existence and the Certificate of Compliance.

(ii)           We express no opinion with respect to whether the Opinion Documents will conflict with or constitute a violation under any contract or agreement to which the Company is a party or which is binding upon it or its assets.

This Opinion is limited to the application of the internal laws of the State of Tennessee (and we express no opinion as to matters that are or that may purport to be governed by the laws of any other jurisdiction) and to the matters set forth in this letter, and no other opinions should be inferred beyond the matters herein expressly stated.

This Opinion is rendered as of the date hereof, and we assume no obligation to advise you of any change hereafter occurring in circumstances touching or concerning the transaction which is the subject of this Opinion, including any changes in law or fact (or the effect thereon on the opinions expressed herein) that hereafter may come to our attention.

The opinions expressed in this letter are solely for your benefit and may not be relied upon by any person other than an addressee without our prior written approval. These opinions are not to be used, circulated or quoted in any manner or otherwise used or relied on for any purpose or by any other person or entity without, in each instance, our express written consent.

Very truly yours,

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[letterhead of Greenberg Traurig, LLP]

December 12, 2008

Maiden Lane II LLC
c/o Federal Reserve Bank of New York
33 Liberty Street
New York, New York 10045

Federal Reserve Bank of New York
33 Liberty Street
New York, New York 10045

Re:          Asset Purchase Agreement Among the Sellers Party Thereto, AIG

Securities Lending Corp., as AIG Agent, American International Group,

Inc., Maiden Lane II LLC, and The Federal Reserve Bank of New York

Ladies and Gentlemen:

We have acted as special counsel to American General Life Insurance Company (“American General”), AIG Annuity Insurance Company (“AIG Annuity”), The Variable Annuity Life Insurance Company (“Variable Annuity,” and together with American General and AIG Annuity, the “Texas Seller Parties”), each a stock property and casualty insurance company domiciled in the State of Texas and a wholly-owned subsidiary of American International Group, Inc. (“AIG”) in connection with the transactions associated with the sale of certain assets (the “Transactions”) pursuant to that certain Asset Purchase Agreement, dated as of December 12, 2008, by and among The United States Life Insurance Company in the City of New York, a New York-domiciled insurance company; American International Life Assurance Company of New York, a New York-domiciled insurance company; First SunAmerica Life Insurance Company, a New York-domiciled insurance company; American General; American General Life and Accident Insurance Company, a Tennessee-domiciled insurance company; AIG Life Insurance Company, a Delaware-domiciled insurance company; AIG Annuity; Variable Annuity; AIG Sun America Life Assurance Company, an Arizona-domiciled insurance company; American Life Insurance Company, a Delaware-domiciled insurance company; and SunAmerica Life Insurance Company, an Arizona-domiciled insurance company, AIG Securities Lending Corp. as AIG Agent, AIG, Maiden Lane II LLC, a Delaware limited liability company (“ML II”), as purchaser, and The Federal Reserve Bank of New York (“FRBNY”), as controlling party (the “Asset Purchase Agreement”). This opinion is rendered at the request of the Texas Seller Parties pursuant to Section 5.02 (a)(iii) of the Asset Purchase Agreement. All capitalized terms used in this letter, without definition, have the meanings assigned to them in the Asset Purchase Agreement.

In connection with this letter, we have examined executed originals or copies of executed originals of the Asset Purchase Agreement and the Security Agreement dated December 12, 2008 among ML II, FRBNY, the Seller Parties, and The Bank of New York Mellon (the “Security Agreement”). In addition, we have examined the following documents (collectively, the “Due Diligence Documents”):

(a)           a secretary’s certificate of each of the Texas Seller Parties (the “Secretary’s Certificates”), substantially in the form attached hereto as Schedule 1, certifying, among other things:

i.              a certified copy of each of the Texas Seller Parties’ articles of incorporation, as amended (the “Articles of Incorporation”);

ii.             a copy of each of the Texas Seller Parties’ bylaws, as amended (together, with the Articles of Incorporation, the “Organizational Documents”);

iii.            a copy of the board resolutions of the board of directors of each of the Texas Seller Parties regarding the Asset Purchase Agreement; and

(b)           various existence, good standing, qualification to do business, and similar certificates from public offices of certain jurisdictions, all as listed on Schedule 2 attached hereto (the “Good Standing Certificates”).

We have examined originals or certified copies of such corporate records of the Texas Seller Parties and other certificates and documents of officials of the Texas Seller Parties, public officials, and others as we have deemed appropriate for purposes of this letter. As to various questions of fact relevant to this letter, we have relied, without independent investigation, upon the Due Diligence Documents and certificates of public officials, certificates of officers of the Texas Seller Parties, and representations and warranties of the Texas Seller Parties in the Asset Purchase Agreement, all of which we assume to be true, correct, and complete. We have made no investigation or review of any matters relating to the Texas Seller Parties or any other person other than as expressly listed herein. We wish to inform you that our knowledge is necessarily limited due to the limited scope of our review.

In addition, we have made no inquiry of the Texas Seller Parties or any other person regarding, and no review of, any judgments, orders, decrees, franchises, licenses, certificates, permits, or other public records or agreements to which the Texas Seller Parties are a party other than (1) the Secretary’s Certificates, and (2) the Good Standing Certificates, and our “knowledge” of any such matters is accordingly limited.

We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all copies submitted to us as conformed, certified, or reproduced copies. We have also assumed the legal capacity of natural persons, the corporate or other power and due authorization of each person

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not a natural person other than the Texas Seller Parties to execute and deliver the Asset Purchase Agreement and the Security Agreement to consummate the Transactions contemplated by the Asset Purchase Agreement and the Security Agreement, due execution and delivery of the Asset Purchase Agreement and the Security Agreement by all parties thereto other than the Texas Seller Parties, and that the Asset Purchase Agreement and the Security Agreement constitutes the legal, valid, and binding obligation of each party thereto other than the Texas Seller Parties, enforceable against such party in accordance with its terms.

Based upon the foregoing and subject to the assumptions, exceptions, qualifications, and limitations set forth hereinafter, we are of the opinion that:

1.             Based solely on the Good Standing Certificates, each of the Texas Seller Parties is a stock property and casualty insurance company in good standing under the laws of the State of Texas, the jurisdiction of its organization. Each of the Texas Seller Parties has the corporate power to enter into the Asset Purchase Agreement and the Security Agreement.

2.             The execution and delivery of the Asset Purchase Agreement and the Security Agreement by the Texas Seller Parties and the performance by the Texas Seller Parties of the Transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of each of the Texas Seller Parties provided however such authority is conditioned on AIG’s capital contribution being consummated simultaneously herewith.

3.             Each of the Texas Seller Parties has duly executed the Asset Purchase Agreement and the Security Agreement to which it is a party.

4.             The execution and delivery of the Asset Purchase Agreement and the Security Agreement by the Texas Seller Parties does not, and the performance by the Texas Seller Parties of the Transactions contemplated by the Asset Purchase Agreement and the Security Agreement will not, result in any violation, breach, or result in a default of the Organizational Documents.

5.             No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (each, a “Filing”) is required under the Texas Insurance Code for the execution and delivery of the Asset Purchase Agreement and the Security Agreement by the Texas Seller Parties and the performance by each of the Texas Seller Parties of the Transactions contemplated by the Asset Purchase Agreement and the Security Agreement, except those which have already been obtained and are in full force and effect, and except (i) Filings necessary in order to obtain and maintain perfection of Liens, (ii) routine Filings necessary in connection with the conduct of each of the Texas Seller Parties’ business, (iii) Filings necessary in connection with the exercise of remedies under the Asset Purchase Agreement, (iv) Filings required under federal

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and state securities laws as contemplated by the Asset Purchase Agreement, (v) Filings related to environmental matters, ERISA matters, taxes, and intellectual property, and (vi) Filings required to maintain corporate and similar standing and existence. With respect to Filings which have already been obtained and are in full force and effect, including but not limited to Filings that may be required under Chapter 823 of the Texas Insurance Code, we have relied solely upon representations made to us by email correspondence from the staff of the Texas Department of Insurance as to such staff’s review of the Transactions, without further independent review or investigation. We further have assumed that neither the U.S. Government nor any political subdivision (including without limitation FRBNY) is a “controlling party” of the Texas Seller Parties, as such term is used and defined in Texas Insurance Code Chapter 823.

The opinions and other matters in this letter are qualified in their entirety and subject to the following:

A.            We express no opinion as to the laws of any jurisdiction other than the laws of the state of Texas. We have made no special investigation or review of any published constitutions, treaties, laws, rules or regulations, or judicial or administrative decisions (“Laws”), other than a review of the laws of the state of Texas. We make no review of (a) Laws of any counties, cities, towns, municipalities, and special political subdivisions and any agencies thereof; (b) zoning, land use, building, and construction Laws; (c) Federal Reserve Board margin regulations; (d) any antifraud, environmental, labor, tax, insurance, antitrust, securities, or intellectual property Laws; and (e) any Laws that may be applicable to the Texas Seller Parties by virtue of the particular nature of the businesses conducted by them or any goods or services provided by them or property owned or leased by them, other than the Texas Insurance Code.

B.            This letter and the matters addressed herein are as of the date hereof or such earlier date as is specified herein, and we undertake no, and hereby disclaim any, obligation to advise you of any change in any matter set forth herein, whether based on a change in the law, a change in any fact relating to the Texas Seller Parties or any other person, or any other circumstance. This opinion letter is limited to the matters expressly stated herein and no opinions are to be inferred or may be implied beyond the opinions expressly set forth herein.

C.            The opinions expressed in the first sentence of paragraph 1 herein are given solely on the basis of the Good Standing Certificates set forth in Schedule 2 hereto and speak only as of the dates indicated in Schedule 2 rather than the date hereof. Such opinions are limited to the meaning ascribed to such certificates by each applicable state agency and applicable law.

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D.            The matters expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium, and similar laws affecting creditors’ rights and remedies generally; (ii) general principles of equity, including principles of commercial reasonableness, good faith, and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity); (iii) commercial reasonableness and unconscionability and an implied covenant of good faith and fair dealing; (iv) the power of the courts to award damages in lieu of equitable remedies; and (v) securities Laws and public policy underlying such Laws with respect to rights to indemnification and contribution.

E.             We express no opinion with respect to the fairness of the Asset Purchase Agreement, the Security Agreement, or any other matter, and in rendering the opinions expressed herein, we have assumed, with your consent, that a court of competent jurisdiction would find all such matters were entirely fair. We have assumed that no fraud, dishonesty, forgery, coercion, duress, or breach of fiduciary duty exists or will exist with respect to any of the matters relevant to the opinions expressed in this letter.

F.             We express no opinion as to (i) the compliance of the transactions contemplated by the Asset Purchase Agreement and the Security Agreement with any regulations or governmental requirements applicable to any party other than the Texas Seller Parties; (ii) the financial condition or solvency of the Texas Seller Parties; (iii) the ability (financial or otherwise) of the Texas Seller Parties or any other party to meet their respective obligations under the Asset Purchase Agreement or the Security Agreement; (iv) the compliance of the Asset Purchase Agreement or the Security Agreement, or the Transactions contemplated thereby with, or the effect of any of the foregoing with respect to, the antifraud provisions of the federal and state securities laws, rules, and regulations; (v) the value of any security provided to secure the payment of obligations contemplated by the Asset Purchase Agreement or the Security Agreement; and (vi) the conformity of the Asset Purchase Agreement to any term sheet or commitment letter.

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G.            This letter is solely for your benefit, and no other Persons shall be entitled to rely upon this letter. Without our prior written consent, this letter may not be quoted in whole or in part or otherwise referred to in any document and may not be furnished or otherwise disclosed to or used by any other Person, except for (i) delivery of copies hereof to counsel for the addressees hereof, (ii) inclusion of copies hereof in a closing file, and (iii) use hereof in any legal proceeding arising out of the Transactions contemplated by the Asset Purchase Agreement and the Security Agreement filed by an addressee hereof against this law firm or in which any addressee hereof is a defendant.

Very truly yours,

GREENBERG TRAURIG, LLP

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Schedule 1

SECRETARY’S CERTIFICATE

As of December 12, 2008

I,                     , certify that I am the duly elected, qualified, and acting Secretary of                               , a stock property and casualty insurance company domiciled in the State of Texas (the “Company”), and that, as such, I am familiar with the facts herein certified and am duly authorized to certify the same and do hereby certify as follows:

1.             Attached hereto as Annex 1 is a true, correct, and complete copy of the Articles of Incorporation of the Company as approved by the Commissioner of Insurance for the State of Texas on                                                      ,                             , as amended (the “Articles of Incorporation”), which Articles of Incorporation have not been modified or amended, except as reflected therein, and which remain in full force and effect as of the date hereof.

2.             Attached as Annex 2 is a true, correct, and complete copy of the certificate of authority for the Company, certified by the Commissioner of Insurance for the State of Texas.

3.             Attached hereto as Annex 3 is a true, correct, and complete copy of the Bylaws of the Company, as amended (the “Bylaws”), which Bylaws have not been modified or amended, except as reflected therein, and which remain in full force and effect as of the date hereof.

4.             Attached as Annex 4 is a true, correct, and complete copy of the resolutions of the Company’s Board of Directors approving the Transactions and the Transaction Documents. Such resolutions have not been rescinded or modified in any way and are in full force and effect as of the date hereof.

5.             I have examined on Annex 5 the signatures of the Company’s officers signing the Asset Purchase Agreement, dated as of                                  , 2008, by and between                        (the “Asset Purchase Agreement”), and the exhibits and Transaction Documents delivered in connection therewith, and such signatures are their true signatures. As of the date hereof (and the date of such signatures), such officers are duly appointed, qualified, and acting officers of the Company, holding the office specified beside their names.

6.             This Secretary’s Certificate is being delivered on the Company’s behalf pursuant to Section      of the Asset Purchase Agreement.

7.             This Secretary’s Certificate is made with the intent that Greenberg Traurig may rely hereon for purposes of the opinion letter to be rendered pursuant to Section                of the Asset Purchase Agreement.

8.             Undefined capitalized terms used herein are defined in the Asset Purchase Agreement.

IN WITNESS WHEREOF, I have duly executed this Secretary’s Certificate as of the date first written above.

By:
Secretary

Schedule 2

Good Standing Certificates

(a)           Current Certificate of Authority for each of the Texas Seller Parties, certified by the Commissioner of Insurance of the Texas Department of Insurance, dated December 10, 2008; and

(b)           Charter Documents for each of the Texas Seller Parties, certified by the Commissioner of Insurance of the Texas Department of Insurance, dated December 10, 2008.

[letterhead of Low & Childers, P.C.]

December 18, 2008

To Each of the Persons Listed
on Schedule A Attached Hereto

Re:          AIG SunAmerica Life Assurance Company

Ladies and Gentlemen:

We have acted as special Arizona counsel for AIG SunAmerica Life Assurance Company, an Arizona corporation (“AIG SunAmerica”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

(a)           Certified copy of the Amended and Restated Articles of Incorporation and Articles of Domestication of Anchor National Life Insurance Company, as filed in the office of the Arizona Corporation Commission on December 26, 1995; a certified copy of the Amended and Restated Articles of Incorporation of Anchor National Life Insurance Company (changing the name of the company to SunAmerica National Life Insurance Company), as filed in the office of the Arizona Corporation Commission on October 5, 2001; a certified copy of the Amended and Restated Articles of Incorporation of SunAmerica National Life Insurance Company (changing the name of the company to AIG SunAmerica Life Assurance Company), as filed in the office of the Arizona Corporation Commission on January 24, 2002; a certified copy of the Articles of Amendment to the Amended and Restated Articles of Incorporation, as filed in the office of the Arizona Corporation Commission on October 10, 2002; a certified copy of the Amended and Restated Articles of Incorporation, as filed in the office of the Arizona Corporation Commission on September 29, 2006;

(b)           The Amended and Restated Bylaws of AIG SunAmerica Life Assurance Company, effective August 21, 2006;

(c)           A certified copy of the Certificate of Authority from the Department of Insurance of the State of Arizona, dated February 28, 2003;

(d)           Certificate of an Officer of AIG SunAmerica dated as of December 18, 2008, attached hereto as Exhibit A (the “Officer’s Certificate”);

(e)           The Asset Purchase Agreement, dated as of December 12, 2008 (the “Asset Purchase Agreement”), among American General Life Insurance Company, American General Life and Accident Insurance Company, The United States Life Insurance Company in the City of New York, AIG Life, American International Life Assurance Company of  New York, American Life Insurance Company, AIG Annuity Insurance Company, The Variable Annuity Life Insurance Company, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, and AIG SunAmerica Life Assurance Company (collectively, the “Sellers”), AIG Securities Lending Corp., as agent of the Sellers, Maiden Lane II LLC, a Delaware limited liability company (“ML II”), as buyer, and Federal Reserve Bank of New York (“FRBNY”), in its capacity as Controlling Party (as defined therein);

(f)            The Security Agreement dated December 12, 2008 (the “Security Agreement”) among ML II, as borrower, the Sellers, as junior secured creditors, FRBNY, as Controlling Party and Senior Lender, and the Bank of New York Mellon (“BNYM”), as collateral agent;

(g)           The Unanimous Written Consent of the Board of Directors of AIG SunAmerica, dated December 12, 2008;

(h)           Certificate of Compliance for AIG SunAmerica from the Arizona Department of Insurance; and

(i)            A Certificate of Compliance/Good Standing for AIG SunAmerica, dated December 9, 2008.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (i) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (i) above) that is referred to in or incorporated by reference into any document reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed that (i) all signatures on documents examined by us are genuine, (ii) all documents submitted to us as originals are authentic, and (iii) all documents submitted to us as copies conform with the original copies of those documents.

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For purposes of this opinion, we have assumed (i) except to the extent set forth in paragraph 1 below, the due organization, due formation or due creation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its organization, formation or creation, (ii) the legal capacity of natural persons who are signatories to the documents examined by us, (iii) except to the extent set forth in paragraph 2 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (iv) that any amendment or restatement of any document reviewed by us has been accomplished in accordance with, and was permitted by, the relevant provisions of said document prior to its amendment or restatement from time to time, (v) except to the extent set forth in paragraph 3 below, the due authorization, execution and delivery by all parties thereto of all documents examined by us, (vi) that each of the documents examined by us constitutes a legal, valid and binding agreement of the parties thereto, and is enforceable against the parties thereto, in accordance with its terms, and (vii) that neither ML II nor FRBNY is an “affiliate” of AIG SunAmerica for purposes of the Arizona Holding Company Act, A.R.S. § 20-481, et seq.

This opinion is limited to the laws of the State of Arizona (excluding the securities and blue sky laws of the State of Arizona), and we have not considered and express no opinion on the laws of any other jurisdiction, including New York laws and United States federal laws (including United States federal bankruptcy law) and rules and regulations relating thereto. Our opinions are rendered only with respect to Arizona laws and rules, regulations and orders thereunder that are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Arizona as we have considered necessary or appropriate, and subject to .the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1.             AIG SunAmerica is duly incorporated, validly existing and in good standing as a corporation under the Arizona Corporation Law.

2.             AIG SunAmerica has all necessary corporate power and authority under the Articles of Incorporation, the Bylaws and the Arizona Corporation Law to execute and deliver, and to perform its obligations under, the Asset Purchase Agreement and Security Agreement.

3.             The execution and delivery of the Asset Purchase Agreement and Security Agreement by AIG SunAmerica, and the performance by AIG SunAmerica of its obligations thereunder, have been duly authorized by all necessary corporate action on the part of AIG SunAmerica under the Articles of Incorporation, the Bylaws and the Arizona Corporation Law.

4.             AIG SunAmerica has duly executed and delivered the Asset Purchase Agreement and Security Agreement under the Articles of Incorporation, the Bylaws and the Arizona Corporation Law.

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5.             The execution and delivery by AIG SunAmerica of the Asset Purchase Agreement and Security Agreement, and the performance by AIG SunAmerica of its obligations thereunder, do not violate (i) the Articles of Incorporation, (ii) the Bylaws or (iii) any Arizona law, rule or regulation.

6.             No authorization, approval, consent or order of any Arizona court or Arizona governmental authority is required to be obtained by AIG SunAmerica solely in connection with the execution and delivery by AIG SunAmerica of the Asset Purchase Agreement or Security Agreement, or the performance by AIG SunAmerica of its obligations thereunder, except for filings that may be required under the Uniform Commercial Code as in effect in the State of Arizona (the “Arizona UCC”) and as noted in qualification F below.

The opinions expressed above are subject to the following additional assumptions, qualifications, limitations and exceptions:

A.            We express no opinion with respect to any provision in the Asset Purchase Agreement or Security Agreement purporting to prohibit, restrict or condition the assignment of the Asset Purchase Agreement or Security Agreement, to the extent that any such provision may be limited by the operation of the Arizona UCC.

B.            We express no opinion as to (i) purported waivers of any statutory or other rights, court rules and defenses to obligations where such waivers (A) are against public policy or (B) constitute waivers of rights which by law, regulation or judicial decision may not otherwise be waived, or (ii) any right or obligation to the extent that the same may be varied by course of dealing or performance.

C.            We express no opinion with respect to any provision of the Asset Purchase Agreement or Security Agreement (i) that purports or would operate to render ineffective any waiver or modification not in writing or (ii) to the effect that the failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such rights or remedies.

D.            The opinion expressed in paragraph 4 above is based solely upon our review of the incumbency certifications contained in the Officer’s Certificate.

E.             We note that under A.R.S. § 20-517, every insurer domiciled in the State of Arizona is required to file a report with the Director of the Arizona Department of Insurance (the “Director”) disclosing material dispositions of assets within fifteen (15) days after the end of the calendar month in which any such material disposition occurs. Pursuant to AR.S. § 20-518(F), a material disposition is one that is non-recurring and not in the ordinary course of business and involves more than five percent (5%) of the reporting insurer’s total admitted assets as reported in its most recent statutory statement filed with the Department of Insurance. As a result, with respect to the opinions expressed in paragraphs 5 and 6 above, if the Transactions constitute a

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material disposition of assets by AIG SunAmerica, AIG SunAmerica will be required to timely file a report with the Commissioner complying with A.R.S. § 20-517.

F.             The opinions expressed above are subject to the effect of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), (iii) the effect of applicable public policy with respect to provisions relating to indemnification, exculpation or contribution, and (iv) judicial imposition of an implied covenant of good faith and fair dealing.

We understand that you will rely as to matters of Arizona law upon this opinion in connection with the transactions contemplated by the Asset Purchase Agreement and Security Agreement. In connection with the foregoing, we hereby consent to your relying as to matters of Arizona law upon this opinion, subject to the understanding that the opinions rendered herein are given on the date hereof and such opinions are rendered only with respect to facts existing on the date hereof and laws, rules and regulations currently in effect. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.

Very truly yours,

/s/ J. Michael Low
J. Michael Low
For the Firm

[letterhead of Low & Childers, P.C.]

December 18, 2008

To Each of the Persons Listed
on Schedule A Attached Hereto

Re:          SunAmerica Life Insurance Company

Ladies and Gentlemen:

We have acted as special Arizona counsel for SunAmerica Life Insurance Company, an Arizona corporation (“SunAmerica”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

(a)           Certified copy of the Amended and Restated Articles of Incorporation and Articles of Domestication of Sun Life Insurance Company of America, as filed in the office of the Arizona Corporation Commission on June 27, 1994; a certified copy of the Article of Amendment to the Articles of Incorporation of Sun Life Insurance Company of America (changing the name of the company to SunAmerica Life Insurance Company), as filed in the office of the Arizona Corporation Commission on July 7, 1995; a certified copy of the Articles of Merger of Ford Life Insurance Company, a Michigan corporation into SunAmerica Life Insurance Company, an Arizona Company, as filed in the office of the Arizona Corporation Commission on December 26, 1996 and effective December 31, 1996; a certified copy of the Articles of Merger of Calamerica Life Insurance Company, a California corporation into SunAmerica Life Insurance Company, an Arizona corporation, as filed in the office of the Arizona Corporation Commission on October 12, 1999, effective November 1, 1999; and a certified copy of the Amended and Restated Articles of Incorporation, as filed in the office of the Arizona Corporation Commission on September 29, 2006;

(b)           The Amended and Restated Bylaws of SunAmerica, effective August 21, 2006;

(c)           A certified copy of the Certificate of Authority of SunAmerica from the Department of Insurance of the State of Arizona, dated July 7, 1995;

(d)           Certificate of an Officer of SunAmerica dated as of December 12, 2008, attached hereto as Exhibit A (the “Officer’s Certificate”);

(e)           The Asset Purchase Agreement, dated as of December 12, 2008 (the “Asset Purchase Agreement”), among American General Life Insurance Company, American General Life and Accident Insurance Company, The United States Life Insurance Company in the City of New York, AIG Life, American International Life Assurance Company of New York, American Life Insurance Company, AIG Annuity Insurance Company, The Variable Annuity Life Insurance Company, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, and AIG SunAmerica Life Assurance Company (collectively, the “Sellers”), AIG Securities Lending Corp., as agent of the Sellers, Maiden Lane II LLC, a Delaware limited liability company (“ML II”), as buyer, and Federal Reserve Bank of New York (“FRBNY”), in its capacity as Controlling Party (as defined therein);

(f)            The Security Agreement dated December 12, 2008 (the “Security Agreement”) among ML II, as borrower, the Sellers, as junior secured creditors, FRBNY, as Controlling Party and Senior Lender, and the Bank of New York Mellon (“BNYM”), as collateral agent;

(g)           The Unanimous Written Consent of the Board of Directors of SunAmerica, dated December 12, 2008;

(h)           Certificate of Compliance for SunAmerica from the Arizona Department of Insurance;

(i)            A Certificate of Compliance/Good Standing for SunAmerica, obtained from the Arizona Corporation Commission, dated December 9, 2008.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (i) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (i) above) that is referred to in or incorporated by reference into any document reviewed by us. We have assumed that there exists no provision. in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed that (i) all signatures on documents examined by us are genuine, (ii) all documents submitted to us as originals are authentic, and (iii) all documents submitted to us as copies conform with the original copies of those documents.

For purposes of this opinion, we have assumed (i) except to the extent set forth in paragraph 1 below, the due organization, due formation or due creation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws

2

of the jurisdiction governing its organization, formation or creation, (ii) the legal capacity of natural persons who are signatories to the documents examined by us, (iii) except to the extent set forth in paragraph 2 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (iv) that any amendment or restatement of any document reviewed by us has been accomplished in accordance with, and was permitted by, the relevant provisions of said document prior to its amendment or restatement from time to time, (v) except to the extent set forth in paragraph 3 below, the due authorization, execution and delivery by all parties thereto of all documents examined by us, (vi) that each of the documents examined by us constitutes a legal, valid and binding agreement of the parties thereto, and is enforceable against the parties thereto, in accordance with its terms, and (vii) that neither ML II nor FRBNY is an “affiliate” of SunAmerica for purposes of the Arizona Holding Company Act, A.R.S. § 20-481, et seq.

This opinion is limited to the laws of the State of Arizona (excluding the securities and blue sky laws of the State of Arizona), and we have not considered and express no opinion on the laws of any other jurisdiction, including New York laws and United States federal laws (including United States federal bankruptcy law) and rules and regulations relating thereto. Our opinions are rendered only with respect to Arizona laws and rules, regulations and orders thereunder that are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Arizona as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1.             SunAmerica is duly incorporated, validly existing and in good standing as a corporation under the Arizona Corporation Law.

2.             SunAmerica has all necessary corporate power and authority under the Articles of Incorporation, the Bylaws and the Arizona Corporation Law to execute and deliver, and to perform its obligations under, the Asset Purchase Agreement, and the Security Agreement.

3.             The execution and delivery of the Asset Purchase Agreement and Security Agreement by SunAmerica, and the performance by SunAmerica of its obligations thereunder, have been duly authorized by all necessary corporate action on the part of SunAmerica under the Articles of Incorporation, the Bylaws and the Arizona Corporation Law.

4.             SunAmerica has duly executed and delivered the Asset Purchase Agreement and Security Agreement under the Articles of Incorporation, the Bylaws and the Arizona Corporation Law.

5.             The execution and delivery by SunAmerica of the Asset Purchase Agreement and Security Agreement, and the performance by SunAmerica of its obligations thereunder, do not violate (i) the Articles of Incorporation, (ii) the Bylaws or (iii) any Arizona law, rule or regulation.

3

6.             No authorization, approval, consent or order of any Arizona court or Arizona governmental authority is required to be obtained by SunAmerica solely in connection with the execution and delivery by SunAmerica of the Asset Purchase Agreement or Security Agreement, or the performance by SunAmerica of its obligations thereunder, except for filings that may be required under the Uniform Commercial Code as in effect in the State of Arizona (the “Arizona UCC”) and as noted in qualification F below.

The opinions expressed above are subject to the following additional assumptions, qualifications, limitations and exceptions:

A.            We express no opinion with respect to any provision in the Asset Purchase Agreement or Security Agreement purporting to prohibit, restrict or condition the assignment of the Asset Purchase Agreement or Security Agreement, to the extent that any such provision may be limited by the operation of the Arizona UCC.

B.            We express no opinion as to (i) purported waivers of any statutory or other rights, court rules and defenses to obligations where such waivers (A) are against public policy or (B) constitute waivers of rights which by law, regulation or judicial decision may not otherwise be waived, or (ii) any right or obligation to the extent that the same may be varied by course of dealing or performance.

C.            We express no opinion with respect to any provision of the Asset Purchase Agreement or Security Agreement (i) that purports or would operate to render ineffective any waiver or modification not in writing or (ii) to the effect that the failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such rights or remedies.

D.            The opinion expressed in paragraph 4 above is based solely upon our review of the incumbency certifications contained in the Officer’s Certificate.

E.             We note that under A.R.S. § 20-517, every insurer domiciled in the State of Arizona is required to file a report with the Director of the Arizona Department of Insurance (the “Director”) disclosing material dispositions of assets within fifteen (15) days after the end of the calendar month in which any such. material disposition occurs. Pursuant to A.R.S. § 20-518(F), a material disposition is one that is non-recurring and not in the ordinary course of business and involves more than five percent (5%) of the reporting insurer’s total admitted assets as reported in its most recent statutory statement filed with the Department of Insurance. As a result, with respect to the opinions expressed in paragraphs 5 and 6 above, if the Transactions constitute a material disposition of assets by SunAmerica, SunAmerica will be required to timely file a report with the Commissioner complying with AR.S. § 20-517.

F.             The opinions expressed above are subject to the effect of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), (iii) the effect of applicable public policy with respect to provisions relating

4

to indemnification, exculpation or contribution, and (iv) judicial imposition of an implied covenant of good faith and fair dealing.

We understand that you will rely as to matters of Arizona law upon this opinion in connection with the transactions contemplated by the Asset Purchase Agreement and Security Agreement.  In connection with the foregoing, we hereby consent to your relying as to matters of Arizona law upon this opinion, subject to the understanding that the opinions rendered herein are given on the date hereof and such opinions are rendered only with respect to facts existing on the date hereof and laws, rules and regulations currently in effect. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.

Very truly yours,

/s/ J. Michael Low
J. Michael Low
For the Firm

JML/md

5

EXHIBIT E

to

Asset Purchase Agreement

[letterhead of AIG Annuity Insurance Company]

December 12, 2008

Maiden Lane II LLC and
Federal Reserve Bank of New York
33 Liberty Street,
New York, New York 10045

Ladies and Gentlemen:

I am Jim Coppedge, Senior Vice President and General Counsel of AIG Annuity Insurance Company, a Texas corporation (the “Company”), and, as such, I am generally familiar with the corporate affairs of the Company.

In connection with the execution and delivery of (i) that certain Asset Purchase Agreement, dated as of December 12, 2008 (the “Asset Purchase Agreement”), among the Company and the other sellers named therein, as sellers (together with the Company, the “Sellers”), AIG Securities Lending Corp., as agent, American International Group, Inc., Maiden Lane II LLC, as buyer (the “Buyer”), and Federal Reserve Bank of New York, as controlling party (the “Controlling Party”), and (ii) that certain Security Agreement, dated as of December 12, 2008 (the “Security Agreement”), among the Buyer, the Controlling Party, the Sellers and The Bank of New York Mellon, I have examined such corporate records and other documents, and reviewed such questions of law, as I have deemed necessary or appropriate for purposes of this opinions, and on the basis of such knowledge, examination and review, it is my opinion that:

(1)           The Company is an existing corporation in good standing under the laws of the State of Texas with corporate power and authority to execute and deliver each of the Asset Purchase Agreement and the Security Agreement and to perform its obligations under each of the Asset Purchase Agreement and the Security Agreement.

(2)           Each of the Asset Purchase Agreement and the Security Agreement has been duly authorized, executed and delivered by the Company.

(3)           The execution and delivery of the each of the Asset Purchase Agreement and the Security Agreement do not, and the performance of its obligations thereunder in accordance with its terms will not, (i) violate the Federal laws of the United States or the laws of the State of Texas or the certificate of incorporation or bylaws of the Company or (ii) result in or require the creation or imposition of any lien on any assets of the Company; provided, however, that with respect to the opinion expressed in paragraph (i) above, I express no opinion with respect to Federal or state securities laws, other antifraud laws or fraudulent transfer laws.

(4)           All regulatory consents and approvals required to be obtained by the Company on or prior to the date hereof under the Federal laws of the United States or the laws of the State of Texas for the execution and delivery by the Company of each of the Asset Purchase Agreement and the Security Agreement have been obtained; provided, however, that I express no view in this paragraph with respect to Federal or state securities laws or matters relating to the title or ownership of, liens or security interests in, or the transfer of, property.

(5)           To my knowledge, there is no claim, action, suit, proceeding or investigation pending or threatened against the Company which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the consummation of the transactions contemplated by the Asset Purchase Agreement and the Security Agreement.

The foregoing opinion is limited to the Federal laws of the United States and the laws of the State of Texas, and I am expressing no opinion as to the effect or requirements of the laws of any other jurisdiction.

I have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by me to be responsible, and I have assumed that the signatures on all documents reviewed by me are genuine, an assumption that I have not independently verified.

The opinions set forth herein are given as of the date hereof and I assume no obligation to advise you or any other person as to any legal development or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

This opinion is being delivered to you as the Buyer in connection with the transactions contemplated by the Asset Purchase Agreement and the Security Agreement and may not be relied upon by any other person or for any other purpose without my prior written consent.

Very truly yours,
/s/ Jim Coppedge

2

[letterhead of American General Life Companies, LLC]

December 12, 2008

Maiden Lane II LLC,
c/o Federal Reserve Bank of New York,
33 Liberty Street,
New York, New York 10045

Ladies and Gentlemen:

I am Kyle L. Jennings, Executive Vice President, General Counsel and Secretary of AIG Life Insurance Company, a life insurance company domiciled in the State of Delaware (the “Company”), and, as such, I am generally familiar with the corporate affairs of the Company.

In connection with the execution and delivery of (i) that certain Asset Purchase Agreement, dated as of December 12, 2008 (the “Asset Purchase Agreement”), among the Company and the other sellers named therein, as sellers (together with the Company, the “Sellers”), AIG Securities Lending Corp., as agent, American International Group, Inc., Maiden Lane II LLC, as buyer (the “Buyer”), and Federal Reserve Bank of New York, as controlling party (the “Controlling Party”), and (ii) that certain Security Agreement, dated as of December 12, 2008 (the “Security Agreement”), among the Buyer, the Controlling Party, the Sellers and The Bank of New York Mellon, I have examined such corporate records and other documents, and reviewed such questions of law, as I have deemed necessary or appropriate for purposes of this opinions, and on the basis of such knowledge, examination and review, it is my opinion that:

(1)           The Company is an existing corporation in good standing under the laws of the State of Delaware with corporate power and authority to execute and deliver each of the Asset Purchase Agreement and the Security Agreement and to perform its obligations under each of the Asset Purchase Agreement and the Security Agreement.

(2)           Each of the Asset Purchase Agreement and the Security Agreement has been duly authorized, executed and delivered by the Company.

(3)           The execution and delivery of the each of the Asset Purchase Agreement and the Security Agreement do not, and the performance of its obligations thereunder in accordance with its terms will not, (i) violate the Federal laws of the United States or the laws of the State of Delaware or the certificate of incorporation or bylaws of the Company or (ii) result in or require the creation or imposition of any lien on any assets of the Company; provided, however, that with respect to the opinion expressed in paragraph (i) above, I express no opinion with respect to Federal or state securities laws, other antifraud laws or fraudulent transfer laws.

(4)           All regulatory consents and approvals required to be obtained by the Company on or prior to the date hereof under the Federal laws of the United States or the laws of the State of Delaware for the execution and delivery by the Company of each of the Asset Purchase Agreement and the Security Agreement have been obtained; provided, however, that I express no view in this paragraph with respect to Federal or state securities laws or matters relating to the title or ownership of, liens or security interests in, or the transfer of, property.

(5)           To my knowledge, there is no claim, action, suit, proceeding or investigation pending or threatened against the Company which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the consummation of the transactions contemplated by the Asset Purchase Agreement and the Security Agreement.

The foregoing opinion is limited to the Federal laws of the United States and the laws of the State of Delaware, and I am expressing no opinion as to the effect or requirements of the laws of any other jurisdiction.

I have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by me to be responsible, and I have assumed that the signatures on all documents reviewed by me are genuine, an assumption that I have not independently verified.

The opinions set forth herein are given as of the date hereof and I assume no obligation to advise you or any other person as to any legal development or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

This opinion is being delivered to you as the Buyer in connection with the transactions contemplated by the Asset Purchase Agreement and the Security Agreement and may not be relied upon by any other person or for any other purpose without my prior written consent.

Very truly yours

/s/Kyle L. Jennings
Kyle L. Jennings
Executive Vice President
General Counsel & Secretary

[letterhead of AIG Retirement Services, Inc.]

December 12, 2008

Federal Reserve Bank of New York
33 Liberty Street,
New York, New York 10045

Maiden Lane II LLC,
c/o Federal Reserve Bank of New York
33 Liberty Street,
New York, New York 10045

Ladies and Gentlemen:

I am Christine A. Nixon, General Counsel of AIG Retirement Services, Inc., a Delaware Company, the indirect parent of AIG SunAmerica Life Assurance Company, an Arizona company (the Company”), and, as such, I am generally familiar with the corporate affairs of the Company.

In connection with the execution and delivery of (i) that certain Asset Purchase Agreement, dated as of December 12, 2008 (the “Asset Purchase Agreement”), among the Company and the other sellers named therein, as sellers (together with the Company, the “Sellers”), AIG Securities Lending Corp., as agent, American International Group, Inc., Maiden Lane II LLC, as buyer (the “Buyer”), and Federal Reserve Bank of New York, as controlling party (the “Controlling Party”), and (ii) that certain Security Agreement, dated as of December 12, 2008 (the “Security Agreement”), among the Buyer, the Controlling Party, the Sellers and The Bank of New York Mellon, I have examined such corporate records and other documents, and reviewed such questions of law, as I have deemed necessary or appropriate for purposes of this opinions, and on the basis of such knowledge, examination and review, it is my opinion that:

(1)           The Company is an existing corporation in good standing under the laws of the State of Arizona with corporate power and authority to execute and deliver each of the Asset Purchase Agreement and the Security Agreement and to perform its obligations under each of the Asset Purchase Agreement and the Security Agreement.

(2)           Each of the Asset Purchase Agreement and the Security Agreement has been duly authorized, executed and delivered by the Company.

(3)           The execution and delivery of each of the Asset Purchase Agreement and the Security Agreement do not, and the performance of its obligations thereunder in accordance with its terms will not, (i) violate the Federal laws of the United States or the laws of the State of Arizona or the certificate of incorporation or bylaws of the Company or (ii) result in or require the creation or imposition of any lien on any assets of the Company; provided, however, that with respect to the opinion expressed in paragraph (i) above, I express no opinion with respect to Federal or state securities laws, other antifraud laws or fraudulent transfer laws.

(4)           All regulatory consents and approvals required to be obtained by the Company on or prior to the date hereof under the Federal laws of the United States or the laws of the State of Arizona for the execution and delivery by the Company of each of the Asset Purchase Agreement and the Security Agreement have been obtained; provided, however, that I express no view in this paragraph with respect to Federal or state securities laws or matters relating to the title or ownership of, liens or security interests in, or the transfer of, property.

(5)           To my knowledge, there is no claim, action, suit, proceeding or investigation pending or threatened against the Company which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the consummation of the transactions contemplated by the Asset Purchase Agreement and the Security Agreement.

The foregoing opinion is limited to the Federal laws of the United States and the laws of the State of California, and I am expressing no opinion as to the effect or requirements of the laws of any other jurisdiction.

I have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by me to be responsible, and I have assumed that the signatures on all documents reviewed by me are genuine, an assumption that I have not independently verified.

The opinions set forth herein are given as of the date hereof and I assume no obligation to advise you or any other person as to any legal development or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

This opinion is being delivered to Maiden Lane II LLC as the Buyer and the Federal Reserve Bank of New York as Controlling Party in connection with the transactions contemplated by the Asset Purchase Agreement and the Security Agreement and may not be relied upon by any other person or for any other purpose without my prior written consent.

Very truly yours,
/s/ Christine A. Nixon

[letterhead of American General Life Companies, LLC]

December 12, 2008

Maiden Lane II LLC,
c/o Federal Reserve Bank of New York,
33 Liberty Street,
New York, New York 10045

Ladies and Gentlemen:

I am Kyle L. Jennings, Executive Vice President, General Counsel and Secretary of American General Life and Accident Insurance Company, a life insurance company domiciled in the State of Tennessee (the “Company”), and, as such, I am generally familiar with the corporate affairs of the Company.

In connection with the execution and delivery of (i) that certain Asset Purchase Agreement, dated as of December 12, 2008 (the “Asset Purchase Agreement”), among the Company and the other sellers named therein, as sellers (together with the Company, the “Sellers”), AIG Securities Lending Corp., as agent, American International Group, Inc., Maiden Lane II LLC, as buyer (the “Buyer”), and Federal Reserve Bank of New York, as controlling party (the “Controlling Party”), and (ii) that certain Security Agreement, dated as of December 12, 2008 (the “Security Agreement”), among the Buyer, the Controlling Party, the Sellers and The Bank of New York Mellon, I have examined such corporate records and other documents, and reviewed such questions of law, as I have deemed necessary or appropriate for purposes of this opinions, and on the basis of such knowledge, examination and review, it is my opinion that:

(1)           The Company is an existing corporation in good standing under the laws of the State of Tennessee with corporate power and authority to execute and deliver each of the Asset Purchase Agreement and the Security Agreement and to perform its obligations under each of the Asset Purchase Agreement and the Security Agreement.

(2)           Each of the Asset Purchase Agreement and the Security Agreement has been duly authorized, executed and delivered by the Company.

(3)           The execution and delivery of the each of the Asset Purchase Agreement and the Security Agreement do not, and the performance of its obligations thereunder in accordance with its terms will not, (i) violate the Federal laws of the United States or the laws of the State of Tennessee or the certificate of incorporation or bylaws of the Company or (ii) result in or require the creation or imposition of any lien on any assets of the Company; provided, however, that with respect to the opinion expressed in paragraph (i) above, I express no opinion with respect to Federal or state securities laws, other antifraud laws or fraudulent transfer laws.

(4)           All regulatory consents and approvals required to be obtained by the Company on or prior to the date hereof under the Federal laws of the United States or the laws of the State of Tennessee for the execution and delivery by the Company of each of the Asset Purchase Agreement and the Security Agreement have been obtained; provided, however, that I express no view in this paragraph with respect to Federal or state securities laws or matters relating to the title or ownership of, liens or security interests in, or the transfer of, property.

(5)           To my knowledge, there is no claim, action, suit, proceeding or investigation pending or threatened against the Company which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the consummation of the transactions contemplated by the Asset Purchase Agreement and the Security Agreement.

The foregoing opinion is limited to the Federal laws of the United States and the laws of the State of Tennessee, and I am expressing no opinion as to the effect or requirements of the laws of any other jurisdiction.

I have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by me to be responsible, and I have assumed that the signatures on all documents reviewed by me are genuine, an assumption that I have not independently verified.

The opinions set forth herein are given as of the date hereof and I assume no obligation to advise you or any other person as to any legal development or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

This opinion is being delivered to you as the Buyer in connection with the transactions contemplated by the Asset Purchase Agreement and the Security Agreement and may not be relied upon by any other person or for any other purpose without my prior written consent.

Very truly yours,

/s/ Kyle L. Jennings
Kyle L. Jennings
Executive Vice President
General Counsel & Secretary

[letterhead of American General Life Companies, LLC]

December 12, 2008

Maiden Lane II LLC,
c/o Federal Reserve Bank of New York,
33 Liberty Street,
New York, New York 10045

Ladies and Gentlemen:

I am Kyle L. Jennings, Executive Vice President, General Counsel and Secretary of American General Life Insurance Company, a life insurance company domiciled in the State of Texas (the “Company”), and, as such, I am generally familiar with the corporate affairs of the Company.

In connection with the execution and delivery of (i) that certain Asset Purchase Agreement, dated as of December 12, 2008 (the “Asset Purchase Agreement”), among the Company and the other sellers named therein, as sellers (together with the Company, the “Sellers”), AIG Securities Lending Corp., as agent, American International Group, Inc., Maiden Lane II LLC, as buyer (the “Buyer”), and Federal Reserve Bank of New York, as controlling party (the “Controlling Party”), and (ii) that certain Security Agreement, dated as of December 12, 2008 (the “Security Agreement”), among the Buyer, the Controlling Party, the Sellers and The Bank of New York Mellon, I have examined such corporate records and other documents, and reviewed such questions of law, as I have deemed necessary or appropriate for purposes of this opinions, and on the basis of such knowledge, examination and review, it is my opinion that:

(1)           The Company is an existing corporation in good standing under the laws of the State of Texas with corporate power and authority to execute and deliver each of the Asset Purchase Agreement and the Security Agreement and to perform its obligations under each of the Asset Purchase Agreement and the Security Agreement.

(2)           Each of the Asset Purchase Agreement and the Security Agreement has been duly authorized, executed and delivered by the Company.

(3)           The execution and delivery of the each of the Asset Purchase Agreement and the Security Agreement do not, and the performance of its obligations thereunder in accordance with its terms will not, (i) violate the Federal laws of the United States or the laws of the State of Texas or the certificate of incorporation or bylaws of the Company or (ii) result in or require the creation or imposition of any lien on any assets of the Company; provided, however, that with respect to the opinion expressed in paragraph (i) above, I express no opinion with respect to Federal or state securities laws, other antifraud laws or fraudulent transfer laws.

(4)           All regulatory consents and approvals required to be obtained by the Company on or prior to the date hereof under the Federal laws of the United States or the laws of the State of Texas for the execution and delivery by the Company of each of the Asset Purchase Agreement and the Security Agreement have been obtained; provided, however, that I express no view in this paragraph with respect to Federal or state securities laws or matters relating to the title or ownership of, liens or security interests in, or the transfer of, property.

(5)           To my knowledge, there is no claim, action, suit, proceeding or investigation pending or threatened against the Company which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the consummation of the transactions contemplated by the Asset Purchase Agreement and the Security Agreement.

The foregoing opinion is limited to the Federal laws of the United States and the laws of the State of Texas, and I am expressing no opinion as to the effect or requirements of the laws of any other jurisdiction.

I have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by me to be responsible, and I have assumed that the signatures on all documents reviewed by me are genuine, an assumption that I have not independently verified.

The opinions set forth herein are given as of the date hereof and I assume no obligation to advise you or any other person as to any legal development or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

This opinion is being delivered to you as the Buyer in connection with the transactions contemplated by the Asset Purchase Agreement and the Security Agreement and may not be relied upon by any other person or for any other purpose without my prior written consent.

Very truly yours,

/s/ Kyle L. Jennings
Kyle L. Jennings
Executive Vice President
General Counsel & Secretary

[letterhead of American General Life Companies, LLC]

December 12, 2008

Maiden Lane II LLC,
c/o Federal Reserve Bank of New York,
33 Liberty Street,
New York, New York 10045

Ladies and Gentlemen:

I am Kyle L. Jennings, Executive Vice President, General Counsel and Secretary of American International Life Assurance Company of New York, a life insurance company domiciled in the State of New York (the “Company”), and, as such, I am generally familiar with the corporate affairs of the Company.

In connection with the execution and delivery of (i) that certain Asset Purchase Agreement, dated as of December 12, 2008 (the “Asset Purchase Agreement”), among the Company and the other sellers named therein, as sellers (together with the Company, the “Sellers”), AIG Securities Lending Corp., as agent, American International Group, Inc., Maiden Lane II LLC, as buyer (the “Buyer”), and Federal Reserve Bank of New York, as controlling party (the “Controlling Party”), and (ii) that certain Security Agreement, dated as of December 12, 2008 (the “Security Agreement”), among the Buyer, the Controlling Party, the Sellers and The Bank of New York Mellon, I have examined such corporate records and other documents, and reviewed such questions of law, as I have deemed necessary or appropriate for purposes of this opinions, and on the basis of such knowledge, examination and review, it is my opinion that:

(1)           The Company is an existing corporation in good standing under the laws of the State of New York with corporate power and authority to execute and deliver each of the Asset Purchase Agreement and the Security Agreement and to perform its obligations under each of the Asset Purchase Agreement and the Security Agreement.

(2)           Each of the Asset Purchase Agreement and the Security Agreement has been duly authorized, executed and delivered by the Company.

(3)           The execution and delivery of the each of the Asset Purchase Agreement and the Security Agreement do not, and the performance of its obligations thereunder in accordance with its terms will not, (i) violate the Federal laws of the United States or the laws of the State of New York or the certificate of incorporation or bylaws of the Company or (ii) result in or require the creation or imposition of any lien on any assets of the Company; provided, however, that with respect to the opinion expressed in paragraph (i) above, I express no opinion with respect to Federal or state securities laws, other antifraud laws or fraudulent transfer laws.

(4)           All regulatory consents and approvals required to be obtained by the Company on or prior to the date hereof under the Federal laws of the United States or the laws of the State of New York for the execution and delivery by the Company of each of the Asset Purchase Agreement and the Security Agreement have been obtained; provided, however, that I express no view in this paragraph with respect to Federal or state securities laws or matters relating to the title or ownership of, liens or security interests in, or the transfer of, property.

(5)           To my knowledge, there is no claim, action, suit, proceeding or investigation pending or threatened against the Company which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the consummation of the transactions contemplated by the Asset Purchase Agreement and the Security Agreement.

The foregoing opinion is limited to the Federal laws of the United States and the laws of the State of New York, and I am expressing no opinion as to the effect or requirements of the laws of any other jurisdiction.

I have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by me to be responsible, and I have assumed that the signatures on all documents reviewed by me are genuine, an assumption that I have not independently verified.

The opinions set forth herein are given as of the date hereof and I assume no obligation to advise you or any other person as to any legal development or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

This opinion is being delivered to you as the Buyer in connection with the transactions contemplated by the Asset Purchase Agreement and the Security Agreement and may not be relied upon by any other person or for any other purpose without my prior written consent.

Very truly yours,

/s/ Kyle L. Jennings
Kyle L. Jennings
Executive Vice President
General Counsel & Secretary

[letterhead of American Life Insurance Company]

December 12, 2008

Maiden Lane II LLC,
c/o Federal Reserve Bank of New York,
33 Liberty Street,
New York, New York 10045

Ladies and Gentlemen:

I am Laura C. Classen, International Counsel of American Life Insurance Company, a Life insurance domiciled in the State of Delaware (the Company”), and, as such, I am generally familiar with the corporate affairs of the Company.

In connection with the execution and delivery of (i) that certain Asset Purchase Agreement, dated as of December 12, 2008 (the “Asset Purchase Agreement”), among the Company and the other sellers named therein, as sellers (together with the Company, the “Sellers”), AIG Securities Lending Corp., as agent, American International Group, Inc., Maiden Lane II LLC, as buyer (the “Buyer”), and Federal Reserve Bank of New York, as controlling party (the “Controlling Party”), and (ii) that certain Security Agreement, dated as of December 12, 2008 (the “Security Agreement”), among the Buyer, the Controlling Party, the Sellers and The Bank of New York Mellon, I have examined such corporate records and other documents, and reviewed such questions of law, as I have deemed necessary or appropriate for purposes of this opinions, and on the basis of such knowledge, examination and review, it is my opinion that:

The Company is an existing corporation in good standing under the laws of the State of Delaware with corporate power and authority to execute and deliver each of the Asset Purchase Agreement and the Security Agreement and to perform its obligations under each of the Asset Purchase Agreement and the Security Agreements.

Each of the Asset Purchase Agreement and the Security Agreement has been duly authorized, executed and delivered by the Company.

The execution and delivery of the each of the Asset Purchase Agreement and the Security Agreement do not, and the performance of its obligations thereunder in accordance with its terms will not, (i) violate the Federal laws of the United States or the laws of the State of Delaware or the certificate of incorporation or bylaws of the Company or (ii) result in or require the creation or imposition of any lien on any assets of the Company; provided, however, that with respect to the opinion expressed in paragraph (i) above, I express no opinion with respect to Federal or state securities laws, other antifraud laws or fraudulent transfer laws.

All regulatory consents and approvals required to be obtained by the Company on or prior to the date hereof under the Federal laws of the United States or the laws of the State of Delaware or the execution and delivery by the Company of each of the Asset Purchase Agreement and the Security Agreement have been obtained; provided, however, that I express no view in this paragraph with respect to Federal or state securities laws or matters relating to the title or ownership of, liens or security interests in, or the transfer of, property.

(5)           To my knowledge, there is no claim, action, suit, proceeding or investigation pending or threatened against the Company which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the consummation of the transactions contemplated by the Asset Purchase Agreement and the Security Agreement.

The foregoing opinion is limited to the Federal laws of the United States and the laws of the State of Delaware, and I am expressing no opinion as to the effect or requirements of the laws of any other jurisdiction.

I have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by me to be responsible, and I have assumed that the signatures on all documents reviewed by me are genuine, an assumption that I have not independently verified.

The opinions set forth herein are given as of the date hereof and I assume no obligation to advise you or any other person as to any legal development or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

This opinion is being delivered to you as the Buyer in connection with the transactions contemplated by the Asset Purchase Agreement and the Security Agreement and may not be relied upon by any other person or for any other purpose without my prior written consent.

Very truly yours,

/s/ Laura C. Classen
Laura C. Classen
International Counsel

[letterhead of AIG Retirement Services, Inc.]

December 12, 2008

Federal Reserve Bank of New York
33 Liberty Street,
New York, New York 10045

Maiden Lane II LLC,
c/o Federal Reserve Bank of New York
33 Liberty Street,
New York, New York 10045

Ladies and Gentlemen:

I am Christine A. Nixon, General Counsel of AIG Retirement Services, Inc., a Delaware Company, the indirect parent of First SunAmerica Life Insurance Company, a New York company (the Company”), and, as such, I am generally familiar with the corporate affairs of the Company.

In connection with the execution and delivery of (i) that certain Asset Purchase Agreement, dated as of December 12, 2008 (the “Asset Purchase Agreement”), among the Company and the other sellers named therein, as sellers (together with the Company, the “Sellers”), AIG Securities Lending Corp., as agent, American International Group, Inc., Maiden Lane II LLC, as buyer (the “Buyer”), and Federal Reserve Bank of New York, as controlling party (the “Controlling Party”), and (ii) that certain Security Agreement, dated as of December 12, 2008 (the “Security Agreement”), among the Buyer, the Controlling Party, the Sellers and The Bank of New York Mellon, I have examined such corporate records and other documents, and reviewed such questions of law, as I have deemed necessary or appropriate for purposes of this opinions, and on the basis of such knowledge, examination and review, it is my opinion that:

(1)           The Company is an existing corporation in good standing under the laws of the State of New York with corporate power and authority to execute and deliver each of the Asset Purchase Agreement and the Security Agreement and to perform its obligations under each of the Asset Purchase Agreement and the Security Agreement.

(2)           Each of the Asset Purchase Agreement and the Security Agreement has been duly authorized, executed and delivered by the Company.

(3)           The execution and delivery of each of the Asset Purchase Agreement and the Security Agreement do not, and the performance of its obligations thereunder in accordance with its terms will not, (i) violate the Federal laws of the United States or the laws of the State of New York or the certificate of incorporation or bylaws of the Company or (ii) result in or require the creation or imposition of any lien on any assets of the Company; provided, however, that with respect to the opinion expressed in paragraph (i) above, I express no opinion with respect to Federal or state securities laws, other antifraud laws or fraudulent transfer laws.

(4)           All regulatory consents and approvals required to be obtained by the Company on or prior to the date hereof under the Federal laws of the United States or the laws of the State of New York for the execution and delivery by the Company of each of the Asset Purchase Agreement and the Security Agreement have been obtained; provided, however, that I express no view in this paragraph with respect to Federal or state securities laws or matters relating to the title or ownership of, liens or security interests in, or the transfer of, property.

(5)           To my knowledge, there is no claim, action, suit, proceeding or investigation pending or threatened against the Company which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the consummation of the transactions contemplated by the Asset Purchase Agreement and the Security Agreement.

The foregoing opinion is limited to the Federal laws of the United States and the laws of the State of California, and I am expressing no opinion as to the effect or requirements of the laws of any other jurisdiction.

I have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by me to be responsible, and I have assumed that the signatures on all documents reviewed by me are genuine, an assumption that I have not independently verified.

The opinions set forth herein are given as of the date hereof and I assume no obligation to advise you or any other person as to any legal development or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

This opinion is being delivered to Maiden Lane II LLC as the Buyer and the Federal Reserve Bank of New York as Controlling Party in connection with the transactions contemplated by the Asset Purchase Agreement and the Security Agreement and may not be relied upon by any other person or for any other purpose without my prior written consent.

Very truly yours,
/s/ Christine A. Nixon

[letterhead of American General Life Companies, LLC]

December 12, 2008

Federal Reserve Bank of New York
33 Liberty Street,
New York, New York 10045

Maiden Lane II LLC,
c/o Federal Reserve Bank of New York
33 Liberty Street,
New York, New York 10045

Ladies and Gentlemen:

I am Christine A. Nixon, General Counsel of AIG Retirement Services, Inc., a Delaware Company, the parent of SunAmerica Life Insurance Company, an Arizona company (the Company”), and, as such, I am generally familiar with the corporate affairs of the Company.

In connection with the execution and delivery of (i) that certain Asset Purchase Agreement, dated as of December 12, 2008 (the “Asset Purchase Agreement”), among the Company and the other sellers named therein, as sellers (together with the Company, the “Sellers”), AIG Securities Lending Corp., as agent, American International Group, Inc., Maiden Lane II LLC, as buyer (the “Buyer”), and Federal Reserve Bank of New York, as controlling party (the “Controlling Party”), and (ii) that certain Security Agreement, dated as of December 12, 2008 (the “Security Agreement”), among the Buyer, the Controlling Party, the Sellers and The Bank of New York Mellon, I have examined such corporate records and other documents, and reviewed such questions of law, as I have deemed necessary or appropriate for purposes of this opinions, and on the basis of such knowledge, examination and review, it is my opinion that:

(1)           The Company is an existing corporation in good standing under the laws of the State of Arizona with corporate power and authority to execute and deliver each of the Asset Purchase Agreement and the Security Agreement and to perform its obligations under each of the Asset Purchase Agreement and the Security Agreement.

(2)           Each of the Asset Purchase Agreement and the Security Agreement has been duly authorized, executed and delivered by the Company.

(3)           The execution and delivery of each of the Asset Purchase Agreement and the Security Agreement do not, and the performance of its obligations thereunder in accordance with its terms will not, (i) violate the Federal laws of the United States or the laws of the State of

Arizona or the certificate of incorporation or bylaws of the Company or (ii) result in or require the creation or imposition of any lien on any assets of the Company; provided, however, that with respect to the opinion expressed in paragraph (i) above, I express no opinion with respect to Federal or state securities laws, other antifraud laws or fraudulent transfer laws.

(4)           All regulatory consents and approvals required to be obtained by the Company on or prior to the date hereof under the Federal laws of the United States or the laws of the State of Arizona for the execution and delivery by the Company of each of the Asset Purchase Agreement and the Security Agreement have been obtained; provided, however, that I express no view in this paragraph with respect to Federal or state securities laws or matters relating to the title or ownership of, liens or security interests in, or the transfer of, property.

(5)           To my knowledge, there is no claim, action, suit, proceeding or investigation pending or threatened against the Company which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the consummation of the transactions contemplated by the Asset Purchase Agreement and the Security Agreement.

The foregoing opinion is limited to the Federal laws of the United States and the laws of the State of California, and I am expressing no opinion as to the effect or requirements of the laws of any other jurisdiction.

I have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by me to be responsible, and I have assumed that the signatures on all documents reviewed by me are genuine, an assumption that I have not independently verified.

The opinions set forth herein are given as of the date hereof and I assume no obligation to advise you or any other person as to any legal development or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

This opinion is being delivery to Maiden Lane II LLC as the Buyer and the Federal Reserve Bank of New York as Controlling Party in connection with the transactions contemplated by the Asset Purchase Agreement and the Security Agreement and may not be relied upon by any other person or for any other purpose without my prior written consent.

Very truly yours,
/s/ Christine A. Nixon

[letterhead of American General Life Companies, LLC]

December 12, 2008

Maiden Lane II LLC,
c/o Federal Reserve Bank of New York,
33 Liberty Street,
New York, New York 10045

Ladies and Gentlemen:

I am Kyle L. Jennings, Executive Vice President, General Counsel and Secretary of The United States Life Insurance Company in the City of New York, a life insurance company domiciled in the State of New York (the “Company”), and, as such, I am generally familiar with the corporate affairs of the Company.

In connection with the execution and delivery of (i) that certain Asset Purchase Agreement, dated as of December 12, 2008 (the “Asset Purchase Agreement”), among the Company and the other sellers named therein, as sellers (together with the Company, the “Sellers”), AIG Securities Lending Corp., as agent, American International Group, Inc., Maiden Lane II LLC, as buyer (the “Buyer”), and Federal Reserve Bank of New York, as controlling party (the “Controlling Party”), and (ii) that certain Security Agreement, dated as of December 12, 2008 (the “Security Agreement”), among the Buyer, the Controlling Party, the Sellers and The Bank of New York Mellon, I have examined such corporate records and other documents, and reviewed such questions of law, as I have deemed necessary or appropriate for purposes of this opinions, and on the basis of such knowledge, examination and review, it is my opinion that:

(1)           The Company is an existing corporation in good standing under the laws of the State of New York with corporate power and authority to execute and deliver each of the Asset Purchase Agreement and the Security Agreement and to perform its obligations under each of the Asset Purchase Agreement and the Security Agreement.

(2)           Each of the Asset Purchase Agreement and the Security Agreement has been duly authorized, executed and delivered by the Company.

(3)           The execution and delivery of the each of the Asset Purchase Agreement and the Security Agreement do not, and the performance of its obligations thereunder in accordance with its terms will not, (i) violate the Federal laws of the United States or the laws of the State of New York or the certificate of incorporation or bylaws of the Company or (ii) result in or require the creation or imposition of any lien on any assets of the Company; provided, however, that with respect to the opinion expressed in paragraph (i) above, I express no opinion with respect to Federal or state securities laws, other antifraud laws or fraudulent transfer laws.

(4)           All regulatory consents and approvals required to be obtained by the Company on or prior to the date hereof under the Federal laws of the United States or the laws of the State of New York for the execution and delivery by the Company of each of the Asset Purchase Agreement and the Security Agreement have been obtained; provided, however, that I express no view in this paragraph with respect to Federal or state securities laws or matters relating to the title or ownership of, liens or security interests in, or the transfer of, property.

(5)           To my knowledge, there is no claim, action, suit, proceeding or investigation pending or threatened against the Company which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the consummation of the transactions contemplated by the Asset Purchase Agreement and the Security Agreement.

The foregoing opinion is limited to the Federal laws of the United States and the laws of the State of New York, and I am expressing no opinion as to the effect or requirements of the laws of any other jurisdiction.

I have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by me to be responsible, and I have assumed that the signatures on all documents reviewed by me are genuine, an assumption that I have not independently verified.

The opinions set forth herein are given as of the date hereof and I assume no obligation to advise you or any other person as to any legal development or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

This opinion is being delivered to you as the Buyer in connection with the transactions contemplated by the Asset Purchase Agreement and the Security Agreement and may not be relied upon by any other person or for any other purpose without my prior written consent.

Very truly yours,

/s/ Kyle L. Jennings
Kyle L. Jennings
Executive Vice President
General Counsel & Secretary

[letterhead of AIG Annuity Insurance Company]

December 12, 2008

Maiden Lane II LLC and
Federal Reserve Bank of New York
33 Liberty Street,
New York, New York 10045

Ladies and Gentlemen:

I am Jim Coppedge, Senior Vice President and General Counsel of The Variable Annuity Life Insurance Company, a Texas corporation (the “Company”), and, as such, I am generally familiar with the corporate affairs of the Company.

In connection with the execution and delivery of (i) that certain Asset Purchase Agreement, dated as of December 12, 2008 (the “Asset Purchase Agreement”), among the Company and the other sellers named therein, as sellers (together with the Company, the “Sellers”), AIG Securities Lending Corp., as agent, American International Group, Inc., Maiden Lane II LLC, as buyer (the “Buyer”), and Federal Reserve Bank of New York, as controlling party (the “Controlling Party”), and (ii) that certain Security Agreement, dated as of December 12, 2008 (the “Security Agreement”), among the Buyer, the Controlling Party, the Sellers and The Bank of New York Mellon, I have examined such corporate records and other documents, and reviewed such questions of law, as I have deemed necessary or appropriate for purposes of this opinions, and on the basis of such knowledge, examination and review, it is my opinion that:

(1)           The Company is an existing corporation in good standing under the laws of the State of Texas with corporate power and authority to execute and deliver each of the Asset Purchase Agreement and the Security Agreement and to perform its obligations under each of the Asset Purchase Agreement and the Security Agreement.

(2)           Each of the Asset Purchase Agreement and the Security Agreement has been duly authorized, executed and delivered by the Company.

(3)           The execution and delivery of the each of the Asset Purchase Agreement and the Security Agreement do not, and the performance of its obligations thereunder in accordance with its terms will not, (i) violate the Federal laws of the United States or the laws of the State of Texas or the certificate of incorporation or bylaws of the Company or (ii) result in or require the creation or imposition of any lien on any assets of the Company; provided, however, that with respect to the opinion expressed in paragraph (i) above, I express no opinion with respect to Federal or state securities laws, other antifraud laws or fraudulent transfer laws.

(4)           All regulatory consents and approvals required to be obtained by the Company on or prior to the date hereof under the Federal laws of the United States or the laws of the State of Texas for the execution and delivery by the Company of each of the Asset Purchase Agreement and the Security Agreement have been obtained; provided, however, that I express no view in this paragraph with respect to Federal or state securities laws or matters relating to the title or ownership of, liens or security interests in, or the transfer of, property.

(5)           To my knowledge, there is no claim, action, suit, proceeding or investigation pending or threatened against the Company which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the consummation of the transactions contemplated by the Asset Purchase Agreement and the Security Agreement.

The foregoing opinion is limited to the Federal laws of the United States and the laws of the State of Texas, and I am expressing no opinion as to the effect or requirements of the laws of any other jurisdiction.

I have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by me to be responsible, and I have assumed that the signatures on all documents reviewed by me are genuine, an assumption that I have not independently verified.

The opinions set forth herein are given as of the date hereof and I assume no obligation to advise you or any other person as to any legal development or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

This opinion is being delivered to you as the Buyer in connection with the transactions contemplated by the Asset Purchase Agreement and the Security Agreement and may not be relied upon by any other person or for any other purpose without my prior written consent.

Very truly yours,
/s/ Jim Coppedge